DIVERSIFIED INVESTMENT ADVISORS





DIVERSIFIED INVESTORS PORTFOLIOS


SEMI-ANNUAL REPORT
JUNE 30, 2000




INTERNATIONAL EQUITY PORTFOLIO

HIGH YIELD BOND PORTFOLIO

AGGRESSIVE EQUITY PORTFOLIO

SPECIAL EQUITY PORTFOLIO

EQUITY GROWTH PORTFOLIO

GROWTH AND INCOME PORTFOLIO

EQUITY VALUE PORTFOLIO

VALUE & INCOME PORTFOLIO

BALANCED PORTFOLIO

CORE BOND PORTFOLIO

INTERMEDIATE GOVERNMENT
BOND PORTFOLIO

HIGH QUALITY BOND PORTFOLIO

MONEY MARKET PORTFOLIO


[LOGO]
DIVERSIFIED
INVESTMENT
ADVISORS

                        DIVERSIFIED INVESTORS PORTFOLIOS

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Economic and Market Review..................................    2
Statements of Assets and Liabilities........................    8
Statements of Operations....................................   10
Statements of Changes in Net Assets.........................   12
Statements of Changes in Net Assets -- December 31, 1999....   14

PORTFOLIO OF INVESTMENTS

Money Market Portfolio --...................................   16
High Quality Bond Portfolio --..............................   18
Intermediate Government Bond Portfolio --...................   21
Core Bond Portfolio --......................................   24
Balanced Portfolio --.......................................   27
Value & Income Portfolio --.................................   37
Equity Value Portfolio --...................................   41
Growth & Income Portfolio --................................   44
Equity Growth Portfolio --..................................   47
Special Equity Portfolio --.................................   50
Aggressive Equity Portfolio --..............................   57
High Yield Bond Portfolio --................................   59
International Equity Portfolio --...........................   62
Notes to Financial Statements...............................   68

                              SECOND QUARTER 2000

                               ECONOMIC OVERVIEW

     During the second quarter of 2000, the financial markets encountered a great deal of uncertainty as well as diverging market views. This resulted in a significant amount of market rotation and volatility. The fact that most stock indices declined between 2.7% and 4.7% inadequately describes the tremendous volatility investors withstood in the second quarter. Most of the uncertainty was attributable to the direction of the economy as well as interest rates and corporate profits.

     The economy continued on its torrid pace in the first quarter of the year as the Gross Domestic Product, a measure of all the goods and services produced in the U.S., increased by an annual rate of 5.4%. This measure is well above the Federal Reserve's growth target of 3.5%. In an attempt to subside the economic imbalances, the Federal Reserve Board increased interest rates by 50 basis points in the quarter.

     It appears as though the six increases in the Fed Funds Rate over the past year are having an effect on economic activity. The most recent economic data suggests that the economy is slowing. This has become most evident among the consumer sector. Consumer spending has slowed to approximately a 3% annual pace. This is down significantly from the 11% clip we experienced in late 1999 and early 2000. In addition, the higher energy prices are negatively impacting the economy. The higher prices tend to act as additional tax on the economy, as this causes consumer disposable income to fall.

     Although consumer spending has slowed, we have to wonder if this is just a slight pause with consumer activity picking up in the next quarter or two. The consumer confidence level, albeit lower than it was earlier in the year, remains very high. With the job market remarkably tight, wages continuing to increase between 3.5% and 4.0%, and equity prices recovering from the recent sell-off, consumers will most likely remain upbeat. Also, lets not forget that after strong economic activity in the first quarter of 1998 and 1999, the economy paused in the second quarter of each year, then catapulted in the second half of the year. We would like to see growth slow across various sectors of the economy, not concentrated in a few areas. Parts of the manufacturing sector continue to exhibit strong patterns.

     Inflation measures such as the Consumer Price Index (CPI) and the Producer Price Index (PPI) are maintaining their upward trend from their 1999 lows. The headline PPI has increased 3.8% on a year-over-year basis, and the CPI has increased 3.1%. Through June of 1999, the PPI and CPI measures were up only a modest 1.5% and 2.0%, respectively. While the latest numbers are not in dangerous territory, they currently portray an upward pattern. Another measure worth noting, was the latest increase in the Employment Cost Index (ECI) which rose 1.4% in the first quarter, the largest increase since September 1990. This measure had an immediate impact on the financial markets as both bonds and stocks aggressively sold off on the news.

                               FINANCIAL MARKETS

     The broad investment grade bond market, as measured by the Lehman Brothers Aggregate Index, returned 1.7% in the second quarter. After pausing in April and May, the bond market broke out of its slump in June by rising 2.1%, its best performance since September 1998. The bond market benefited from strong performances in both the Government sector and in each of the spread sectors, which all recorded strong returns. The rally in the bond market was caused by generally weaker economic data throughout the month. The first sign of slower growth came in the first week of the month with a much less than anticipated labor report, which announced that non-farm payrolls increased by 231,000, significantly below the consensus estimate of 375,000. Also, the report indicated that the unemployment rate increased to 4.1% from 3.9%. Later in the month, a favorable CPI increase of only 0.1% coupled with a weaker than expected housing report, added to investors growing conviction that the Fed would remain on hold at its June 28, 2000 FOMC meeting. This would turn out to be the case; however, the Fed did leave the door open for future increases particularly at the meeting on August 22, 2000.

     The apparent economic slowdown led investors to believe that the Fed is nearing the end of its tightening cycle. Accordingly, two-year rates dropped 13 basis points to 6.36%, while the 10-year Treasury ended the quarter unchanged at 6.02%. The shape of the yield curve remains inverted with the 30 year Treasury bond at 5.89%.

     For the quarter, bond portfolios with an intermediate duration generally outperformed bond portfolios with relatively short or long durations. Also, after lagging in the first quarter, mortgage backed securities outperformed, with asset backed and Treasuries following behind, and corporate bonds lagging. However, for the year, Treasuries performed the best. This result is largely attributable to the Treasury buying back U.S. Treasury Bonds due to the current surplus in the federal budget, as well as investors flocking to Treasury Bonds due to economic uncertainty earlier in the year. Accordingly, high yield bonds are significantly lagging for the year.

     As investors favored the relative safety of fixed income securities, stocks finished the second quarter lower as investors reacted negatively to the prospects of higher interest rates and slower economic growth and their impact on a fully valued market. As a result, the U.S. stock market, as measured by the S&P 500 Index, fell 2.7%.

     The second quarter witnessed significant volatility and sector rotation. After significantly leading the market in 1999 and in the first quarter of 2000, growth stocks sold off in April and May by approximately 10%. Small cap stocks, as measured by the Russell 2000 Index, also fell prey to the selling by falling nearly 12%. This was largely attributable to a correction in the technology sector as concerns surfaced about whether many developing technology and internet companies would ever post a profit, leading to a sell-off in this very over valued sector of the market. From its peak on March 10 to its low on May 24, the NASDAQ Composite declined over 35% and finished the quarter down 13%. Internet funds declined over 40%, while technology stocks declined approximately 10%.

     In this difficult market, stocks with good earnings and more conservative valuations outperformed. As evidence of this, two of the best performing sectors were health care and consumer staples. During this period, value stocks, as measured by the Russell 1000 Value Index, remained flat.

     In June, however, these trends reversed and the relatively cheaper value stocks sold-off by declining 4.6%, and large cap growth and small cap stocks strongly rallied by returning 7.6% and 8.7%, respectively.

     For the quarter, large cap growth stocks again outperformed on a relative basis followed by international, small cap and large cap value.

                                    OUTLOOK

     Going forward, the market still faces a number of uncertainties: the time and extent of further tightening, the degree of economic slowdown and its effect on earnings. Right now it appears as though the rate of economic growth has begun to slow as evidenced by the recent data. However, with employment levels remaining strong and bolstering consumer confidence, there is a chance that consumer spending may accelerate and keep the economy growing at a rapid pace. Let's not forget that consumer activity accounts for nearly two thirds of total economic activity. This is the reason why we carefully examine consumer levels and patterns. Therefore, the belief that the Fed tightening is over may be a bit premature as the next round of economic data may again heighten inflation concerns.

     In order to have a sustained rally in bonds, we will need clear evidence that economic growth is slowing and that the slow down has broadened to most sectors of the economy. This may not be forthcoming until later this year. However, any rise in interest rates should be limited. We do not anticipate the economy to go into a recession. With that in mind, we will maintain our current level in bonds. We believe that the bond market, particularly corporate and high yield bonds, looks attractive.

     The recent weakness in growth and particularly technology stocks has not brought their valuation levels in line with the rest of the market. We believe that these overvalued stocks remain vulnerable to slowing economic growth and declining profits. Therefore, after a near run rally, such as the one we have experienced over the past six weeks, the market may experience some further weakness later in the summer, with growth stocks being more vulnerable. Based on our analysis of the current market and relative valuations, we will be selling into this rally and most likely pull in the reins. Again, with more questions than answers at this point, and until the future of the economy and Fed activity become more certain, a defensive portfolio strategy seems appropriate.

                               MONEY MARKET FUND

     To maintain ample liquidity to moderate the impact of substantial first quarter moves in cash flow in and out of the Money Market portfolio and capitalize on the rise in 1-3 week money market interest rates, the Money Market Portfolio's average maturity was shortened up in the first quarter.

     Going forward, the average maturity of the portfolio will be adjusted selectively to capitalize on opportunities where the portfolio will be rewarded for duration extension. Presently, the yield curve in the money market is fairly flat out through the 2-3 month area, so there is little yield sacrifice in maintaining a short average maturity in the portfolio.

     The portfolio continues to be invested in high quality short-term instruments, principally commercial paper. Our investment strategy is to emphasize purchases of 30-90 day maturities to provide flexibility to respond to any changes in the marketplace without sacrificing current income.

                               HIGH QUALITY BOND

     The domestic economy slowed during the second quarter as prolonged doses of monetary policy tightening (50 basis points in May) from the Fed finally began to take hold. Signs of slowing in the consumer, housing, and manufacturing sectors, and reports indicating a modest increase in inflation buoyed the bond market. While Treasury yields fell by 13 to 17 basis points between one and five-year maturities, the Treasury curve remained inverted at the two-year maturity, with a peak yield of 6.36%.

     We were active during the quarter with purchases in the asset backed, Yankee and corporate sectors and swaps in the brokerage sector. The net result of these transactions from a sector standpoint was to increase the allocation in the asset backed and Yankee sectors to 44% and 8% respectively, while modestly reducing the allocation to the domestic corporate sector. At quarter end, the portfolio was yielding 85 basis points over that of the Merrill Lynch 1-3 Government Bond Index.

                          INTERMEDIATE GOVERNMENT BOND

     Government bond prices took another round trip in the second quarter: first falling sharply early in the period, then gradually climbing back to end June virtually unchanged. After a double-dose of tightening in May, we believe that the Fed will probably stay on the sidelines for the remainder of the year. The markets' overall tone has improved only slightly. Risk premiums remain high, and overall market liquidity is still poor. Treasuries were the best performers, aided by the continuing debt buy-back, while a cloud of political uncertainty shades agencies. Lastly, the shape of the yield curve is both volatile and inverted.

     Our long-term view is that current bond yields are very attractive and will look even more so as competition for investor dollars from equity markets cools off. However, we expect great volatility within a gradually declining yield range, as the market over-reacts to the latest batch of economic data. Our strategy remains to position the portfolio with a slightly long duration posture, and to carefully add exposure, focusing on higher-yielding agency and government-guaranteed issues, on market weakness.

                                   CORE BOND

     During the quarter, the Fed imposed a 50 basis point rate hike, bringing the fed funds rate to 6.5%. This was the sixth rate increase rate since June of last year. As signs of potential slowing in economic growth began to emerge towards quarter end, investors perceived the Fed to be nearing the end of its tightening cycle. Accordingly, two-year rates rallied 13 basis points to 6.36% while the 10-year Treasury ended the quarter unchanged at 6.02%.

     In early April we moved to a one year overweight in GNMA's and later reduced this to 0.5 years as spreads tightened 10 basis points. Going forward, we feel GNMA pass throughs have more room to tighten and will likely maintain this overweight. Mid-way through the quarter we increased our underweight in investment grade corporates to 0.5 years. Given the flat credit curve, most of this underweight is in the 30-year area. This underweight worked to our advantage as corporate spreads widened roughly 10 basis points for industrial credits and 30 basis points in the finance sector. We maintained a 3% allocation to domestic high yield corporates, which widened 30 basis points largely because of concerns over future rate hikes. Given current valuations and our defensive focus in this sector, we feel this asset class offers significant relative value going forward.

                                HIGH YIELD BOND

     During the month of June the portfolio was repositioned. Exposure to old economy industries which would be the most adversely impacted by higher interest rates was reduced. As a percentage of the portfolio, the weighting in the housing industry and steel was reduced in addition to auto exposure being lowered. Exposure to telecommunications was increased with the majority of this increase related to European telecom names. Exposure to cable was lowered with an emphasis away from U.S. cable companies to European operators. The service industry position was increased as well. We expect to deploy cash into the new issue area, which we believe represents value from a pricing and structure perspective.

     The best performing industries in June were supermarkets (+4.16%), energy (+3.84%) and cable (+3.56%). Project finance bonds and zero coupon bonds also outperformed. June was the first month in 2000 to record positive inflows into the high yield market; $1.2 billion was invested in high yield mutual funds during the month.

     The CSFB HY Index is currently yielding 13.40%. At this level we believe investors are being significantly compensated for credit risk. We expect demand for capital by issuers, especially in the telecommunications area, to remain strong. However, we expect mergers and acquisitions activity to generate capital gain returns. Industries we expect to experience strong acquisition activity include cellular communications, European telecommunications, and the oil and gas operators.

                                    BALANCED

     During the quarter, the Fed imposed a 50 basis point rate hike, bringing the fed funds rate to 6.5%. In early April, we moved to a one year overweight in GNMA's and later reduced this to 0.5 years as spreads tightened 10 basis points. We maintained a 6% allocation to domestic high yield corporates, which widened 30 basis points largely because of concerns over future rate hikes. Given current valuations and our defensive focus in this sector, we feel this asset class offers significant relative value going forward.

     We also maintained a 4% allocation to emerging market securities throughout the quarter. Positive fundamental developments across Central Europe and Latin America continue to highlight the attractive relative value of this sector.

     Market returns during the quarter suffered from expectations of aggressive interest rate increases by the Fed. Underperformance during the quarter came from positions in the Consumer Cyclicals and Healthcare sectors. This was partially offset by outperformance from our positioning within the Communication Services sector. Our outlook for the second half of the year is one of balance between market risks related to the slowing of the U.S. economy, and market positives such as the resolution of the Presidential race and the approaching end of the Fed's interest rate increases.

                                  EQUITY VALUE

     The weak returns of the portfolio and Russell 1000 Value Index in the two first full months since Sanford Bernstein began as manager mask abrupt changes. In May, the index had positive returns, beating the broad market, and the portfolio did better yet. In June, however, the index fell, underperforming the broad market. With investors rotating back to high-priced technology stocks and fleeing low-priced and pro-cyclical securities, the portfolio underperformed. In this difficult market environment, both sector and security selection detracted from portfolio performance. The portfolio's overweight of consumer cyclicals and underweight of consumer growth both hurt performance. The bigger drag, however, came from stock selection, particularly within financials, technology and utilities. The portfolio's underweight of the weak (but still high-priced) technology sector added to relative performance in the two-month period, but these gains were more than offset by security selection. In our view, these stocks still represent a very attractively priced way to benefit from the growth in the major technology companies, whose goods they distribute.

                                 VALUE & INCOME

     The economy finally began to show some signs of deceleration during the second quarter. The combination of higher interest rates, rising energy costs and a sharp market correction, especially in the popular technology sector, cooled consumer spending. The stock market sell-off hit the growth area the hardest, while several value sectors such as healthcare, finance and energy rallied.

     The portfolio has substantial holdings in these areas and they contributed to results for the quarter. Consensus forecasts call for the earnings of the companies in the portfolio to grow about as fast as the market for each of the next two years. Never in our experience have we seen valuations this low without severe industrial distress. We expect investors to recognize this discrepancy and drive prices to more appropriate levels relative to earnings prospects. Until future Fed activity becomes more certain, we will take a defensive portfolio strategy by reducing exposure to economy sensitive sectors while increasing holdings in financials, healthcare and consumer staples.

                                GROWTH & INCOME

     During the second quarter, the technology-laden NASDAQ Composite continued to slide. As a result, the portfolio underperformed the S&P 500 Index, which declined 2.7% in the second quarter. Underweighting health care, particularly pharmaceuticals, and poor performance by select biotechnology holdings made this sector the single largest detractor from portfolio performance. Strength in communications equipment and computer hardware could not overcome the negative impact of overweighting the weak technology sector. Lagging performance in electronics, computers, and contract manufacturing holdings hurt performance.

     We expect the current momentum of economic expansion to continue for the foreseeable future, although moderating from 1999's high level. Despite a possible economic slowdown, market volatility, high energy prices, and the inevitable market uncertainty, it is important to remember that the United States still exhibits low inflation and a strong economy. We continue to believe that the current economic environment will reward high-quality growth companies that are experiencing strong demand for their products and stable or improving pricing power.

                                 EQUITY GROWTH

     Stocks finished the second quarter lower as investors reacted negatively to the prospects of higher interest rates and the impact of slower economic growth on a fully valued market. In this difficult environment, stocks with good earnings and more conservative valuations tended to do well. Two of the best performing sectors were Healthcare and Consumer Staples. With a significant portion of the portfolio invested in these sectors, we were able to outperform the Russell 1000 Growth Index for the quarter. Despite the volatility in biotech stocks during the period, our overweight in Pharmaceuticals & Biotechnology was positive for performance. Overweight to Communications Equipment and stock selection within the group had the largest negative impact on performance.

     Going forward, the key to the economic outlook remains the Federal Reserve's ability to keep inflation in check as it attempts to engineer a soft landing. If successful, the result should be a more moderately growing economy in which we believe higher quality issues that can produce solid double-digit earnings growth will excel.

                                 SPECIAL EQUITY

     The fact that most indices declined only slightly, inadequately describes the tremendous volatility investors withstood in the second quarter. Year-to-date, the Russell 2000 Index has had a rise or fall of more than 3% on 24 separate days (none in 1999). Much of the volatility is a function of rapidly changing investor sentiment toward technology and biotechnology sectors.

     Waste collection, healthcare and takeover issues drove our second quarter performance to the upside. We continue to benefit from the pursuit of undervalued stocks by private groups and corporate capital. Performance for the quarter was positively impacted by gains in C&D Technologies (up 90.6%), Ruby Tuesday (up 43.6%) and Rational Software (up 21.5%). On the negative side, cable television and radio stocks continue to slide. Financial holdings as a group declined for the quarter in addition to semiconductor and semiconductor equipment stocks. Technology continues to provide the main growth spark in the economy and is the equity markets prime source of price movement, both positive and negative.

     Our view is that the Federal Reserve and the decline in the capital markets, particularly the NASDAQ, have slowed the economy and thus raised the probability of the Fed accomplishing their goal of a soft landing. We expect a strong earnings release period to provide both stability and leadership to our positions.

                               AGGRESSIVE EQUITY

     Rising interest rates coupled with extended valuations led to continued volatility for growth stocks. Reported earnings were very good across all sectors, but not strong enough to overcome concerns over future growth, especially in the technology sector.

     Performance this quarter was due to appreciation across all sectors; technology stocks such as Corning, and Siebel Systems; healthcare stocks such as King Pharmaceutical, and Ivax Corp; and utility stocks such as Calpine. We were less fortunate in our holdings of Costco, which was sold after indicating its earnings growth would slow. We added to our positions in Varian, Check Point Software, and Ivax, and initiated a position in Priority Healthcare. These companies are all characterized by strong organic revenue growth and reported earnings well above market expectations.

     We view the market with cautious optimism. Strong growth opportunities exist in the stocks that we own. We expect relative valuations in these issues will be important over the balance of the year.

                              INTERNATIONAL EQUITY

     The sell-off in equity markets that began in March continued through April. European markets then began to turn around in late May and posted strong results for June, paring their losses for the quarter. Throughout the second quarter investors continued to reexamine the valuations of technology-related companies. The resulting volatility pressured technology, media, and telecommunications securities.

     Prior to the technology correction in March, we took advantage of the relative value found in consumer, food, and beverage stocks. Stock selection and underweighting in Germany were additive over the quarter, as well as our exposure to Canada. The portfolio's emphasis on technology-related companies dampened performance. Stock selection in Japan, primarily in technology and telecommunications, detracted from returns over the quarter.

     With the strong comeback in many of the consumer and financial companies we favored, we are beginning to take profits in these sectors and look at some more reasonable values in the telecommunications industries. We also plan to remain positioned in European exporters from a variety of industries. Should the Euro remain range-bound, many of the exporters we favor that already offer double-digit sales growth could show solid earnings results for some time to come.

                        DIVERSIFIED INVESTORS PORTFOLIOS

                      STATEMENTS OF ASSETS AND LIABILITIES
                                 JUNE 30, 2000
                                  (UNAUDITED)

                                                                 INTERMEDIATE
                                      MONEY           HIGH        GOVERNMENT        CORE                        VALUE AND
                                      MARKET      QUALITY BOND       BOND           BOND         BALANCED       INCOME (1)
                                   ------------   ------------   ------------   ------------   ------------   --------------
ASSETS:
Securities, at cost..............  $488,937,549   $236,825,917   $208,168,880   $744,874,058   $612,417,917   $1,085,836,656
                                   ============   ============   ============   ============   ============   ==============
Securities, at market............  $488,937,549   $233,364,591   $205,003,792   $743,384,935   $635,501,328   $1,116,205,487
Repurchase agreements, at
  value..........................        64,460      1,886,676        631,322     15,788,470      7,576,928       17,761,296
Cash.............................        24,088         29,667             --             --        219,666              921
Foreign currency holdings, at
  value (Cost $3,275,926)........            --             --             --             --             --               --
Receivable for securities sold...            --             --             --     34,396,137     15,163,300        3,006,572
Unrealized appreciation on
  foreign currency forward
  contracts......................            --             --             --        257,386         93,253               --
Interest receivable..............       537,685      2,459,481      2,610,015      7,148,003      3,033,341            5,402
Dividends receivable.............            --             --             --             --        246,974        2,359,944
Receivable from securities
  lending........................            --         25,931            892             --         98,177               --
Reimbursement from advisor.......            --             --          2,000             --             --            1,087
                                   ------------   ------------   ------------   ------------   ------------   --------------
        Total assets.............   489,563,782    237,766,346    208,248,021    800,974,931    661,932,967    1,139,340,709
                                   ------------   ------------   ------------   ------------   ------------   --------------
LIABILITIES:
Due to Advisor...................            --             --             --             --         87,024               --
Deposit for securities loaned....            --      9,340,000     28,730,000     42,412,500     44,792,400       25,044,861
Payable for securities
  purchased......................            --             --             --    217,892,825     90,305,074        1,674,570
Unrealized depreciation on
  foreign currency forward
  contracts......................            --             --             --        400,476        142,036               --
Investment advisory fees.........       102,323         77,124         53,511        152,548        198,124          432,096
Accrued expenses.................        18,460         14,830         17,884         32,897        189,961           59,459
                                   ------------   ------------   ------------   ------------   ------------   --------------
        Total liabilities........       120,783      9,431,954     28,801,395    260,891,246    135,714,619       27,210,986
                                   ------------   ------------   ------------   ------------   ------------   --------------
        NET ASSETS...............  $489,442,999   $228,334,392   $179,446,626   $540,083,685   $526,218,348   $1,112,129,723
                                   ============   ============   ============   ============   ============   ==============
NET ASSETS CONSIST OF:
Paid-in capital..................  $489,442,999   $231,795,718   $182,611,714   $541,942,641   $503,271,035   $1,081,760,892
Net unrealized appreciation
  (depreciation) on securities
  and futures....................            --     (3,461,326)    (3,165,088)    (1,489,123)    23,083,411       30,368,831
Net unrealized appreciation
  (depreciation) on translation
  of assets and liabilities in
  foreign currencies.............            --             --             --       (369,833)      (136,098)              --
                                   ------------   ------------   ------------   ------------   ------------   --------------
        NET ASSETS...............  $489,442,999   $228,334,392   $179,446,626   $540,083,685   $526,218,348   $1,112,129,723
                                   ============   ============   ============   ============   ============   ==============

---------------
(1) Formerly Equity Income

                       See notes to financial statements.

       EQUITY         GROWTH &          EQUITY          SPECIAL        AGGRESSIVE     HIGH YIELD    INTERNATIONAL
       VALUE           INCOME           GROWTH           EQUITY          EQUITY          BOND          EQUITY
    ------------   --------------   --------------   --------------   ------------   ------------   -------------
    $194,101,072   $1,159,342,247   $1,164,730,026   $1,097,293,914   $364,526,961   $115,870,036   $579,732,874
    ============   ==============   ==============   ==============   ============   ============   ============
    $175,135,899   $1,464,413,352   $1,484,777,591   $1,363,807,036   $505,585,984   $110,955,894   $762,297,123
       3,554,864       23,316,736       29,843,994       57,762,293      4,031,732     11,530,251     22,276,534
              --               --               24               --             --             --            671
              --               --               --               --             --             --      3,270,195
              --        5,662,282        7,609,494        7,190,255     10,050,705      2,347,204      5,241,870
              --               --               --               --             --             --      1,044,784
           1,645           29,404           25,576           26,346         12,378      2,478,701         19,307
         488,471          464,739          486,696          651,018         25,992             --      1,252,865
             692           32,321           22,302           50,694          9,369             --         53,292
              --               --               --               --             --             --          6,191
    ------------   --------------   --------------   --------------   ------------   ------------   ------------
     179,181,571    1,493,918,834    1,522,765,677    1,429,487,642    519,716,160    127,312,050    795,462,832
    ------------   --------------   --------------   --------------   ------------   ------------   ------------
              --               --               --           15,166             --             --             --
       6,768,500      166,821,394      135,995,998      109,119,228     76,599,800             --     91,268,648
              --       11,974,512        8,180,591        2,080,372      1,930,774      2,407,770      5,294,661
              --               --               --               --             --             --        595,537
          87,912          648,478          696,127          930,690        337,062         59,438        428,486
           1,671           57,069           52,725          224,532         14,343         23,714         77,484
    ------------   --------------   --------------   --------------   ------------   ------------   ------------
       6,858,083      179,501,453      144,925,441      112,369,988     78,881,979      2,490,922     97,664,816
    ------------   --------------   --------------   --------------   ------------   ------------   ------------
    $172,323,488   $1,314,417,381   $1,377,840,236   $1,317,117,654   $440,834,181   $124,821,128   $697,798,016
    ============   ==============   ==============   ==============   ============   ============   ============
    $191,288,661   $1,009,346,276   $1,057,792,671   $1,050,604,532   $299,775,158   $129,735,270   $514,813,568
     (18,965,173)     305,071,105      320,047,565      266,513,122    141,059,023     (4,914,142)   182,564,249
              --               --               --               --             --             --        420,199
    ------------   --------------   --------------   --------------   ------------   ------------   ------------
    $172,323,488   $1,314,417,381   $1,377,840,236   $1,317,117,654   $440,834,181   $124,821,128   $697,798,016
    ============   ==============   ==============   ==============   ============   ============   ============

                        DIVERSIFIED INVESTORS PORTFOLIOS

                            STATEMENTS OF OPERATIONS
                       FOR THE PERIOD ENDED JUNE 30, 2000
                                  (UNAUDITED)

                                                                INTERMEDIATE
                                      MONEY          HIGH        GOVERNMENT       CORE                        VALUE AND
                                     MARKET      QUALITY BOND       BOND          BOND         BALANCED       INCOME(1)
                                   -----------   ------------   ------------   -----------   ------------   -------------
INVESTMENT INCOME:
  Interest income................  $13,734,342    $7,047,690     $5,410,187    $16,622,649   $  6,841,307   $     678,698
  Securities lending income......           --         8,881         36,559        128,176         63,129          55,665
  Dividend income................           --            --             --             --      1,696,879      15,040,195
  Less: withholding taxes........           --            --             --             --        (10,852)        (33,135)
                                   -----------    ----------     ----------    -----------   ------------   -------------
         Total income............   13,734,342     7,056,571      5,446,746     16,750,825      8,590,463      15,741,423
                                   -----------    ----------     ----------    -----------   ------------   -------------
EXPENSES:
  Investment advisory fees.......      553,983       378,361        309,645        901,037      1,161,755       2,790,973
  Custody fees...................       49,975        18,353         18,523         15,022         32,588          22,423
  Professional fees..............        9,176         6,889          6,320         43,675         15,428          33,019
  Reports to shareholders........        1,553           455            622         14,603         82,792           3,066
  Miscellaneous fees.............          925           932            930          1,171          1,068           1,893
                                   -----------    ----------     ----------    -----------   ------------   -------------
         Total expenses..........      615,612       404,990        336,040        975,508      1,293,631       2,851,374
  Expenses reimbursed by the
    advisor......................           --            --             --             --             --              --
                                   -----------    ----------     ----------    -----------   ------------   -------------
         Net expenses............      615,612       404,990        336,040        975,508      1,293,631       2,851,374
                                   -----------    ----------     ----------    -----------   ------------   -------------
Net investment income (loss).....   13,118,730     6,651,581      5,110,706     15,775,317      7,296,832      12,890,049
                                   -----------    ----------     ----------    -----------   ------------   -------------
NET REALIZED AND UNREALIZED GAINS
  (LOSSES) ON SECURITIES AND
  FOREIGN CURRENCIES:
  Net realized gains (losses) on
    securities and futures.......      (39,665)     (575,986)      (860,394)    (9,001,331)    15,240,812     218,244,142
  Net realized gains (losses) on
    foreign currency
    transactions.................           --            --             --        349,358        465,598              --
  Net change in unrealized
    appreciation (depreciation)
    on securities and futures....                    398,999      1,778,421      7,622,503    (19,525,569)   (324,077,768)
  Net change in unrealized
    appreciation (depreciation)
    on translation of assets and
    liabilities in foreign
    currencies...................           --            --             --       (369,833)      (147,164)             --
                                   -----------    ----------     ----------    -----------   ------------   -------------
Net realized and unrealized gains
  (losses) on securities and
  foreign currencies.............      (39,665)     (176,987)       918,027     (1,399,303)    (3,966,323)   (105,833,626)
                                   -----------    ----------     ----------    -----------   ------------   -------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS.....................  $13,079,065    $6,474,594     $6,028,733    $14,376,014   $  3,330,509   $ (92,943,577)
                                   ===========    ==========     ==========    ===========   ============   =============

---------------
(1) Formerly Equity Income

                       See notes to financial statements.

       EQUITY        GROWTH &        EQUITY        SPECIAL      AGGRESSIVE    HIGH YIELD    INTERNATIONAL
       VALUE          INCOME         GROWTH        EQUITY         EQUITY         BOND          EQUITY
    ------------   ------------   ------------   -----------   ------------   -----------   -------------
    $    253,996   $    652,175   $    723,562   $ 2,014,982   $    354,831   $ 6,040,048   $  1,158,516
           9,759        153,951        147,853       481,360        157,394            --        180,885
       3,722,093      3,200,457      3,390,098     2,669,618        243,898            --      5,219,224
              --        (41,590)       (20,342)           --             --            --       (549,606)
    ------------   ------------   ------------   -----------   ------------   -----------   ------------
       3,985,848      3,964,993      4,241,171     5,165,960        756,123     6,040,048      6,009,019
    ------------   ------------   ------------   -----------   ------------   -----------   ------------
         828,538      3,739,395      3,999,794     5,022,745      1,753,886       336,680      2,463,396
          15,570         96,871        117,785       106,957         14,210        26,188        307,795
          12,469         24,105         14,994        30,658          6,303         5,236         11,109
           1,031          4,412          3,229        86,672            292           683          1,736
           1,139          1,589          2,053         2,059            938           928          1,235
    ------------   ------------   ------------   -----------   ------------   -----------   ------------
         858,747      3,866,372      4,137,855     5,249,091      1,775,629       369,715      2,785,271
          (2,250)            --             --            --             --        (2,595)            --
    ------------   ------------   ------------   -----------   ------------   -----------   ------------
         856,497      3,866,372      4,137,855     5,249,091      1,775,629       367,120      2,785,271
    ------------   ------------   ------------   -----------   ------------   -----------   ------------
       3,129,351         98,621        103,316       (83,131)    (1,019,506)    5,672,928      3,223,748
    ------------   ------------   ------------   -----------   ------------   -----------   ------------
     (71,977,477)    38,838,756     96,113,089    53,819,001    (16,338,945)   (8,482,252)    49,744,922
              --             --             --            --             --            --     (2,845,954)
      24,814,934    (66,588,239)   (89,120,059)   17,567,788     53,841,421     1,636,306    (54,305,465)
              --             --             --            --             --            --      2,252,925
    ------------   ------------   ------------   -----------   ------------   -----------   ------------
     (47,162,543)   (27,749,483)     6,993,030    71,386,789     37,502,476    (6,845,946)    (5,153,572)
    ------------   ------------   ------------   -----------   ------------   -----------   ------------
    $(44,033,192)  $(27,650,862)  $  7,096,346   $71,303,658   $ 36,482,970   $(1,173,018)  $ (1,929,824)
    ============   ============   ============   ===========   ============   ===========   ============

                        DIVERSIFIED INVESTORS PORTFOLIOS

                      STATEMENTS OF CHANGES IN NET ASSETS
                       FOR THE PERIOD ENDED JUNE 30, 2000
                                  (UNAUDITED)

                                                                               INTERMEDIATE
                                                   MONEY            HIGH        GOVERNMENT        CORE
                                                  MARKET        QUALITY BOND       BOND           BOND          BALANCED
                                              ---------------   ------------   ------------   -------------   ------------
FROM OPERATIONS:
  Net investment income (loss)..............  $    13,118,730   $  6,651,581   $  5,110,706   $  15,775,317   $  7,296,832
  Net realized gains (losses) on securities
    and futures.............................          (39,665)      (575,986)      (860,394)     (9,001,331)    15,240,812
  Net realized gains (losses) on foreign
    currency transactions...................               --             --             --         349,358        465,598
  Net change in unrealized appreciation
    (depreciation) on securities and
    futures.................................               --        398,999      1,778,421       7,622,503    (19,525,569)
  Net change in unrealized appreciation
    (depreciation) on translation of assets
    and liabilities in foreign currencies...               --             --             --        (369,833)      (147,164)
                                              ---------------   ------------   ------------   -------------   ------------
  Net increase (decrease) in net assets
    resulting from operations...............       13,079,065      6,474,594      6,028,733      14,376,014      3,330,509
                                              ---------------   ------------   ------------   -------------   ------------
FROM CAPITAL TRANSACTIONS:
  Proceeds from capital invested............    2,486,189,042     68,161,293     38,743,795     150,283,711     76,176,228
  Value of capital withdrawn................   (2,426,593,935)   (46,207,592)   (40,130,287)   (140,297,484)   (78,872,292)
                                              ---------------   ------------   ------------   -------------   ------------
Net increase (decrease) in net assets
  resulting from capital transactions.......       59,595,107     21,953,701     (1,386,492)      9,986,227     (2,696,064)
                                              ---------------   ------------   ------------   -------------   ------------
Net increase (decrease) in net assets.......       72,674,172     28,428,295      4,642,241      24,362,241        634,445
NET ASSETS:
  Beginning of period.......................      416,768,827    199,906,097    174,804,385     515,721,444    525,583,903
                                              ---------------   ------------   ------------   -------------   ------------
  End of period.............................  $   489,442,999   $228,334,392   $179,446,626   $ 540,083,685   $526,218,348
                                              ===============   ============   ============   =============   ============

---------------
(1) Formerly Equity Income

                       See notes to financial statements.

      VALUE AND         EQUITY          GROWTH &          EQUITY          SPECIAL        AGGRESSIVE      HIGH YIELD
      INCOME(1)          VALUE           INCOME           GROWTH           EQUITY          EQUITY           BOND
    --------------   -------------   --------------   --------------   --------------   -------------   ------------
    $   12,890,049   $   3,129,351   $       98,621   $      103,316   $      (83,131)  $  (1,019,506)  $  5,672,928
       218,244,142     (71,977,477)      38,838,756       96,113,089       53,819,001     (16,338,945)    (8,482,252)
                --              --               --               --               --              --             --
      (324,077,768)     24,814,934      (66,588,239)     (89,120,059)      17,567,788      53,841,421      1,636,306
                --              --               --               --               --              --             --
    --------------   -------------   --------------   --------------   --------------   -------------   ------------
       (92,943,577)    (44,033,192)     (27,650,862)       7,096,346       71,303,658      36,482,970     (1,173,018)
    --------------   -------------   --------------   --------------   --------------   -------------   ------------
       364,701,069     161,573,271      408,414,187      366,717,088      803,252,726     423,108,382     48,482,867
      (574,261,999)   (339,320,879)    (308,582,387)    (262,842,352)    (728,473,011)   (278,731,593)   (47,479,129)
    --------------   -------------   --------------   --------------   --------------   -------------   ------------
      (209,560,930)   (177,747,608)      99,831,800      103,874,736       74,779,715     144,376,789      1,003,738
    --------------   -------------   --------------   --------------   --------------   -------------   ------------
      (302,504,507)   (221,780,800)      72,180,938      110,971,082      146,083,373     180,859,759       (169,280)
     1,414,634,230     394,104,288    1,242,236,443    1,266,869,154    1,171,034,281     259,974,422    124,990,408
    --------------   -------------   --------------   --------------   --------------   -------------   ------------
    $1,112,129,723   $ 172,323,488   $1,314,417,381   $1,377,840,236   $1,317,117,654   $ 440,834,181   $124,821,128
    ==============   =============   ==============   ==============   ==============   =============   ============

      INTERNATIONAL
         EQUITY
     ---------------
     $     3,223,748
          49,744,922
          (2,845,954)
         (54,305,465)
           2,252,925
     ---------------
          (1,929,824)
     ---------------
       1,176,804,997
      (1,069,790,798)
     ---------------
         107,014,199
     ---------------
         105,084,375
         592,713,641
     ---------------
     $   697,798,016
     ===============

                        DIVERSIFIED INVESTORS PORTFOLIOS

                      STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                     INTERMEDIATE
                                        MONEY            HIGH         GOVERNMENT        CORE
                                       MARKET        QUALITY BOND        BOND          BOND(2)        BALANCED
                                   ---------------   -------------   ------------   -------------   -------------
FROM OPERATIONS:
  Net investment income (loss)...  $    18,759,934   $  13,120,662   $  9,454,641   $  33,418,674   $  12,600,377
  Net realized gains (losses) on
    securities and futures.......          (81,098)        (77,003)       271,445     (16,710,925)     38,806,405
  Net realized gains (losses) on
    foreign currency
    transactions.................               --              --             --              --         534,648
  Net change in unrealized
    appreciation (depreciation)
    on securities and futures....               --      (5,712,669)    (6,973,210)    (22,172,181)      4,464,554
  Net change in unrealized
    appreciation (depreciation)
    on translation of assets and
    liabilities in foreign
    currencies...................               --              --             --              --          11,066
                                   ---------------   -------------   ------------   -------------   -------------
  Net increase (decrease) in net
    assets resulting from
    operations...................       18,678,836       7,330,990      2,752,876      (5,464,432)     56,417,050
                                   ---------------   -------------   ------------   -------------   -------------
FROM CAPITAL TRANSACTIONS:
  Proceeds from capital
    invested.....................    2,447,353,613      97,896,479     95,259,001     279,258,506     164,980,620
  Value of capital withdrawn.....   (2,341,701,375)   (132,784,506)   (81,781,959)   (310,008,160)   (201,809,506)
                                   ---------------   -------------   ------------   -------------   -------------
Net increase (decrease) in net
  assets resulting from capital
  transactions...................      105,652,238     (34,888,027)    13,477,042     (30,749,654)    (36,828,886)
                                   ---------------   -------------   ------------   -------------   -------------
Net increase (decrease) in net
  assets.........................      124,331,074     (27,557,037)    16,229,918     (36,214,086)     19,588,164
NET ASSETS:
  Beginning of year..............      292,437,753     227,463,134    158,574,467     551,935,530     505,995,739
                                   ---------------   -------------   ------------   -------------   -------------
  End of year....................  $   416,768,827   $ 199,906,097   $174,804,385   $ 515,721,444   $ 525,583,903
                                   ===============   =============   ============   =============   =============

---------------
(2) Formerly Government/Corporate Bond

                       See notes to financial statements.

        EQUITY          EQUITY          GROWTH &          EQUITY          SPECIAL        AGGRESSIVE      HIGH YIELD
        INCOME           VALUE           INCOME           GROWTH           EQUITY          EQUITY           BOND
    --------------   -------------   --------------   --------------   --------------   -------------   -------------
    $   25,448,578   $   7,083,256   $      689,241   $    1,116,335   $    1,261,365   $    (666,121)  $   9,510,613
       127,039,697      18,628,659      140,686,075      112,928,394      167,967,618      26,650,206      (6,387,877)
                --              --               --               --               --              --              --
       (38,715,500)    (35,807,019)     152,827,628      214,814,984       70,038,822      65,836,552      (2,312,494)
                --              --               --               --               --              --              --
    --------------   -------------   --------------   --------------   --------------   -------------   -------------
       113,772,775     (10,095,104)     294,202,944      328,859,713      239,267,805      91,820,637         810,242
    --------------   -------------   --------------   --------------   --------------   -------------   -------------
       448,574,397     258,787,553      663,367,352      724,768,783      641,434,602     308,383,031     196,525,358
      (514,820,438)   (244,447,936)    (486,602,314)    (475,207,907)    (633,758,010)   (221,556,953)   (167,216,173)
    --------------   -------------   --------------   --------------   --------------   -------------   -------------
       (66,246,041)     14,339,617      176,765,038      249,560,876        7,676,592      86,826,078      29,309,185
    --------------   -------------   --------------   --------------   --------------   -------------   -------------
        47,526,734       4,244,513      470,967,982      578,420,589      246,944,397     178,646,715      30,119,427
     1,367,107,496     389,859,775      771,268,461      688,448,565      924,089,884      81,327,707      94,870,981
    --------------   -------------   --------------   --------------   --------------   -------------   -------------
    $1,414,634,230   $ 394,104,288   $1,242,236,443   $1,266,869,154   $1,171,034,281   $ 259,974,422   $ 124,990,408
    ==============   =============   ==============   ==============   ==============   =============   =============

     INTERNATIONAL
         EQUITY
     --------------
     $    3,165,100
         26,587,874
         (1,679,242)
        206,238,143
           (518,396)
     --------------
        233,793,479
     --------------
      1,014,210,775
       (975,508,786)
     --------------
         38,701,989
     --------------
        272,495,468
        320,218,173
     --------------
     $  592,713,641
     ==============

                             MONEY MARKET PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 2000
                                  (UNAUDITED)

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              COMMERCIAL PAPER -- 90.19%
$10,800,000   American Express Credit Corp.,
                6.88%, 07/03/00..............  $ 10,795,872
 11,758,000   American Express Credit Corp.,
                6.56%, 07/18/00..............    11,721,576
 11,000,000   American General Finance Corp.,
                6.58%, 07/14/00..............    10,973,863
  8,000,000   Associates Corporation of North
                America, 6.56%, 07/19/00.....     7,973,760
 15,000,000   Associates First Capital,
                6.95%, 07/03/00..............    14,994,208
  1,550,000   BankAmerica Corp., 5.93%,
                07/13/00.....................     1,546,936
 11,833,000   CIT Group Holdings, 6.55%,
                08/07/00.....................    11,753,341
  1,640,000   Ciesco, L.P., 6.56%,
                07/20/00.....................     1,634,322
 13,744,000   Citicorp, 6.54%, 08/01/00......    13,666,598
 14,820,000   Coca Cola Enterprises, Inc.,
                6.07%, 08/21/00..............    14,692,561
  4,346,000   Colonial Pipeline Company,
                6.60%, 08/02/00..............     4,320,504
  6,400,000   Colonial Pipeline Company,
                6.60%, 08/21/00..............     6,340,160
  2,500,000   Conagra, Inc., 6.80%,
                07/25/00.....................     2,488,667
  1,005,000   Country Wide Home Loans, 6.92%,
                07/05/00.....................     1,004,227
 19,000,000   Country Wide Home Loans, 6.55%,
                07/07/00.....................    18,979,258
  4,000,000   Dominion Resources, Inc.,
                6.83%, 07/20/00..............     3,985,581
 20,000,000   Edison Asset Securitization,
                6.58%, 08/11/00..............    19,850,122
  7,842,000   Enterprise Funding Corp.,
                6.60%, 07/27/00..............     7,804,620
 13,000,000   Ford Motor Credit Company,
                6.00%, 07/03/00..............    12,995,667
 10,000,000   Ford Motor Credit Company,
                6.62%, 09/13/00..............     9,863,922
  5,000,000   GE Capital Corp., 6.50%,
                07/03/00.....................     4,998,195
 17,923,000   GE Capital Corp., 6.53%,
                07/19/00.....................    17,864,481
 17,000,000   GTE Corp., 6.60%, 07/11/00.....    16,968,833
 18,600,000   General Motors Acceptance
                Corp., 6.60%, 07/27/00.......    18,511,340
 20,000,000   Golden Funding Corp., 6.57%,
                07/14/00.....................    19,952,550
 10,000,000   Goldman Sachs Group, L.P.,
                6.66%, 08/15/00..............     9,916,750

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              COMMERCIAL PAPER (CONTINUED)
$12,000,000   Heller Financial, Inc., 6.65%,
                07/17/00.....................  $ 11,964,533
  8,000,000   Heller Financial, Inc., 6.65%,
                07/25/00.....................     7,964,533
    651,000   Household Finance, 6.55%,
                07/05/00.....................       650,526
 11,500,000   Household International Corp.,
                6.62%, 08/11/00..............    11,413,296
  4,500,000   International Bank for
                Reconstruction and
                Development, 5.73%,
                10/15/00.....................     4,424,057
  1,100,000   International Bank for
                Reconstruction and
                Development, 5.85%,
                10/15/00.....................     1,081,066
  9,823,000   Merrill Lynch & Company, Inc.,
                6.58%, 07/14/00..............     9,799,660
 11,129,000   Merrill Lynch & Company, Inc.,
                6.66%, 08/21/00..............    11,023,998
 12,650,000   Montauk Funding Corp., 6.56%,
                07/26/00.....................    12,592,372
  7,350,000   Montauk Funding Corp., 6.63%,
                08/25/00.....................     7,275,551
  4,000,000   Nabisco, Inc., 6.75%,
                07/13/00.....................     3,991,000
  4,000,000   Norfolk Southern Corp., 6.80%,
                07/24/00.....................     3,982,622
  4,500,000   Paccar Financial Group, 6.56%,
                07/05/00.....................     4,496,720
 12,592,000   Sony Capital Corp., 6.62%,
                07/12/00.....................    12,566,529
  4,000,000   TRW, Inc., 6.73%, 07/10/00.....     3,993,270
    815,000   Target Corp., 6.62%,
                07/06/00.....................       814,251
  5,969,000   Target Corp., 6.60%,
                07/28/00.....................     5,939,454
 13,500,000   Textron Financial Corp., 6.67%,
                07/07/00.....................    13,484,993
  6,500,000   Textron Financial Corp., 6.55%,
                07/27/00.....................     6,469,252
  6,300,000   Toronto Dominion Bank, 5.90%,
                07/03/00.....................     6,297,935
  5,752,000   Trident Capital Finance, 6.57%,
                08/08/00.....................     5,712,110
 15,000,000   Windmill Funding Corp., 6.58%,
                07/26/00.....................    14,931,459
  5,000,000   Windmill Funding Corp., 6.65%,
                08/14/00.....................     4,959,361
                                               ------------
              TOTAL COMMERCIAL PAPER
              (Cost $441,426,462)............   441,426,462
                                               ------------

                       See notes to financial statements.

                             MONEY MARKET PORTFOLIO

                                 JUNE 30, 2000
                                  (UNAUDITED)

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              FEDERAL HOME LOAN BANK -- 3.29%
$ 4,750,000   6.60%, 02/22/01................  $  4,860,087
 11,250,000   6.75%, 03/01/01................    11,250,000
                                               ------------
              TOTAL FEDERAL HOME LOAN BANK
              (Cost $16,110,087).............    16,110,087
                                               ------------
              CERTIFICATE OF DEPOSIT -- 1.45%
  7,095,000   Canadian Imperial Bank of
                Commerce, 6.29%, 07/25/00
                (Cost $7,095,000)............     7,095,000
                                               ------------
              SHORT-TERM CORPORATE NOTES -- 4.97%
  1,600,000   Banc One, Floating Rate, 6.70%,
                07/06/00(+)..................     1,600,000
  4,706,000   Capital One Funding Corp.,
                Floating Rate, 6.70%,
                07/06/00(+)..................     4,706,000
  9,000,000   Goldman Sachs Group, Floating
                Rate, 6.406%, 06/15/01(+)....     9,000,000
  9,000,000   Lehman Syndicated Loan Fund,
                Floating Rate, 6.801%,
                03/15/01(+)..................     9,000,000
                                               ------------
              TOTAL SHORT-TERM CORPORATE
              NOTES
              (Cost $24,306,000).............    24,306,000
                                               ------------
              TOTAL SECURITIES
              (Cost $488,937,549)............   488,937,549
                                               ------------

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              REPURCHASE AGREEMENT -- 0.01%
$    64,460   With Investors Bank & Trust,
                dated 06/30/00, 6.03%, due
                07/03/00, repurchase proceeds
                at maturity $64,492,
                (Collateralized by Freddie
                Mac Adjustable Rate Mortgage,
                6.409%, due 01/01/21, with a
                value of $67,883) (Cost
                $64,460).....................  $     64,460
                                               ------------
              Total Investments -- 99.91%
              (Cost $489,002,009)............   489,002,009
              Other assets less
              liabilities -- 0.09%...........       440,990
                                               ------------
              NET ASSETS -- 100.00%..........  $489,442,999
                                               ============
The aggregate cost of investments for federal income tax
purposes at June 30, 2000, is $489,002,009.

---------------
+ This interest rate is subject to change weekly based on the greater of the 30 day or 90 day Federal composite rate. The rate shown was in effect as of June 30, 2000.

                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 2000
                                  (UNAUDITED)

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES -- 88.48%
              AUTOMOBILES -- 2.60%
$ 1,000,000   DaimlerChrysler N.A. Holdings,
                7.125%, 03/01/02.............  $    999,465
  5,000,000   DaimlerChrysler N.A. Holdings,
                6.59%, 06/18/02..............     4,930,645
                                               ------------
              TOTAL AUTOMOBILES..............     5,930,110
                                               ------------
              BANKS -- 13.14%
  3,500,000   Bank of America Corp., 10.00%,
                02/01/03.....................     3,699,745
  8,000,000   First Omni Bank, Series 96-A,
                6.65%, 09/15/03..............     7,966,240
  4,000,000   First Union Corp., 8.00%,
                11/15/02.....................     4,028,108
  3,120,000   Midland Bank PLC, 8.625%,
                12/15/04.....................     3,260,568
  4,000,000   RBSG Capital Corp., 10.125%,
                03/01/04.....................     4,300,776
  2,050,000   Svenska Handelsbanken, 8.35%,
                07/15/04.....................     2,094,098
  4,700,000   Union Acceptance Corp., 5.57%,
                09/08/03.....................     4,648,065
                                               ------------
              TOTAL BANKS....................    29,997,600
                                               ------------
              BROKERAGE -- 9.95%
  6,000,000   Bear Stearns & Company, 6.125%,
                02/01/03.....................     5,783,214
  6,000,000   Lehman Brothers Holdings Inc.,
                6.00%, 02/26/01..............     5,952,492
  3,000,000   Merrill Lynch & Company, 5.75%,
                11/04/02.....................     2,891,808
  4,000,000   Morgan Stanley Dean Witter &
                Company, 5.625%, 01/20/04....     3,754,984
  3,000,000   Paine Webber Group, 7.875%,
                02/15/03.....................     2,993,658
  1,273,854   Travelers Mortgage, 12.00%,
                03/01/14.....................     1,353,348
                                               ------------
              TOTAL BROKERAGE................    22,729,504
                                               ------------
              FINANCE -- 17.26%
  1,000,000   Abbey National First Capital,
                8.20%, 10/15/04..............     1,025,269
  2,000,000   Associates Corp. N.A., 6.15%,
                01/13/03.....................     1,938,066
  4,000,000   Associates Corp. N.A., 7.80%,
                09/15/04.....................     4,023,156
  3,500,000   CIT Equipment Collateral,
                Series 2000-1, Class A4,
                7.58%, 03/20/08..............     3,528,280
  2,500,000   CIT Group, Inc., 5.50%,
                02/15/04.....................     2,313,962
  2,000,000   Copelco Capital Funding Corp.,
                Series 1998-4, Class A4,
                5.92%, 07/15/03..............     1,964,180

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              FINANCE (CONTINUED)
$ 5,000,000   Copelco Capital Funding Corp.,
                7.12%, 08/18/03..............  $  5,009,600
    505,441   Copelco Capital Funding Corp.
                II, 6.34%, 07/20/04..........       504,081
  5,000,000   Florida Windstorm Underwriting,
                6.50%, 08/25/02..............     4,907,390
     39,735   Freddie Mac, 10.15%,
                04/15/06.....................        39,785
  1,000,000   General Motors Acceptance
                Corp., 7.40%, 06/07/02.......     1,000,633
  5,000,000   International Lease Finance,
                5.45%, 02/08/02..............     4,867,710
  5,000,000   Norwest Financial, Inc.,
                6.375%, 7/16/02..............     4,919,415
  2,900,000   Salomon, Inc., 6.75%,
                08/15/03.....................     2,840,753
    519,521   Textron Financial Corp., 6.05%,
                03/16/09.....................       517,646
                                               ------------
              TOTAL FINANCE..................    39,399,926
                                               ------------
              PRIVATE ASSET BACKED: BANKS -- 1.44%
    826,800   Banc One Auto Grantor Trust,
                6.27%, 11/20/03..............       822,451
  2,488,785   Banc One Auto Grantor Trust,
                6.29%, 07/20/04..............     2,465,764
                                               ------------
              TOTAL PRIVATE ASSET BACKED:
              BANKS..........................     3,288,215
                                               ------------
              PRIVATE ASSET BACKED: CREDIT CARDS -- 8.52%
  3,900,000   Dayton Hudson Credit Card
                Master Trust, Series 97-1A,
                6.25%, 08/25/05..............     3,825,237
  4,000,000   Discover Card Master Trust I,
                Series 98-6A, 5.85%,
                01/17/06.....................     3,851,600
  6,000,000   Proffitt's Credit Card Master
                Trust, Series 98-2A, 6.00%,
                09/15/04.....................     5,936,940
  4,375,000   Sears Credit Account Master
                Trust, Series 96-1A, 6.20%,
                02/16/06.....................     4,336,806
  1,500,000   Sears Credit Account Master
                Trust, 7.00%, 07/16/08.......     1,496,820
                                               ------------
              TOTAL PRIVATE ASSET BACKED:
              CREDIT CARDS...................    19,447,403
                                               ------------
              PRIVATE ASSET BACKED: FINANCE -- 11.89%
  5,000,000   Caterpillar Financial Asset
                Trust, 6.20%, 04/25/04(a)....     4,927,900
    403,744   Chase Manhattan Grantor Trust,
                6.61%, 09/15/02..............       403,167
  4,000,000   John Deere Capital Corp.,
                6.90%, 10/18/02..............     3,939,944
  1,575,594   Nations Credit Grantor Trust,
                Series 1997-A, 6.75%,
                08/15/13.....................     1,547,233

                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                                 JUNE 30, 2000
                                  (UNAUDITED)

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PRIVATE ASSET BACKED: FINANCE (CONTINUED)
$ 5,000,000   Navistar Financial Corp.,
                7.20%, 05/17/04..............  $  4,996,900
  1,913,098   Navistar Financial Corp.,
                Series 98-A, Class A, 5.94%,
                11/15/04.....................     1,891,326
    291,510   Pemex Exp Grantor Trust, 7.66%,
                08/15/01.....................       294,504
  5,000,000   Providian Master Trust, Series
                2000-A, 7.49%, 08/17/09......     5,048,950
    824,731   USAA Auto Loan Grantor Trust,
                6.00%, 05/15/04..............       819,593
  3,325,534   USAA Auto Loan Grantor Trust,
                6.10%, 02/15/06..............     3,283,366
                                               ------------
              TOTAL PRIVATE ASSET BACKED:
              FINANCE........................    27,152,883
                                               ------------
              PRIVATE ASSET BACKED: OTHER -- 2.74%
  2,000,000   Countrywide Asset Backed
                Certificates, Series 2-AF2,
                8.21%, 08/25/25..............     2,016,240
  3,000,000   Midstate Trust, Series 2-A4,
                9.625%, 04/01/03.............     3,066,990
  1,189,406   New York City Tax Lien Trust,
                Series 98-1C, 6.12%,
                07/25/06.....................     1,180,961
                                               ------------
              TOTAL PRIVATE ASSET BACKED:
                OTHER........................     6,264,191
                                               ------------
              PRIVATE ASSET BACKED: PHARMACEUTICALS --1.12%
  2,483,346   Upjohn Company, 9.79%,
                02/01/04.....................     2,557,871
                                               ------------
              PRIVATE ASSET BACKED: RECEIVABLES -- 12.81%
  4,000,000   Associates Automobile
                Receivables Trust, 7.30%,
                01/15/04(a)..................     3,993,200
    303,231   Chevy Chase Auto Receivables
                Trust, 6.60%, 12/15/02.......       302,891
  4,450,742   Compass Auto Receivables Trust,
                Series 1998-A, Class A3,
                5.90%, 05/15/04..............     4,404,098
  2,441,412   EAB Lease Receivables Trust,
                5.66%, 09/15/02..............     2,417,730
  3,000,000   First Sierra Receivables,
                5.54%, 06/15/02..............     2,970,330
  5,000,000   First Sierra Receivables,
                5.73%, 07/15/04..............     4,814,300
    791,672   First Sierra Receivables II,
                6.85%, 02/10/03..............       789,812
    360,092   Heller Equipment Asset
                Receivables Trust, Series
                1997-1, Class A2, 6.39%,
                05/25/05.....................       357,701

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PRIVATE ASSET BACKED: RECEIVABLES (CONTINUED)
$ 4,329,549   Newcourt Receivables Asset
                Trust, Series 1997-1, Class
                A4, 6.193%, 05/20/05.........  $  4,290,886
  5,000,000   Textron Financial Corp.
                Receivables Trust, Series
                1998-A, Class A2, 5.89%,
                01/15/05.....................     4,915,000
                                               ------------
              TOTAL PRIVATE ASSET BACKED:
              RECEIVABLES....................    29,255,948
                                               ------------
              PRIVATE ASSET BACKED: RETAIL -- 0.07%
    166,333   Premier Auto Trust, 6.40%,
                10/06/01.....................       166,300
                                               ------------
              PRIVATE ASSET BACKED: TRANSPORTATION -- 2.81%
  6,400,940   Railcar Trust, 7.75%,
                06/01/04.....................     6,409,005
                                               ------------
              REAL ESTATE INVESTMENT TRUST -- 2.80%
  2,000,000   Camden Property Trust, 7.23%,
                10/30/00.....................     1,990,600
  1,445,000   HRPT Properties Trust, 6.75%,
                12/18/02.....................     1,386,346
    321,406   Merrill Lynch Mortgage
                Investors, Inc., 10.35%,
                05/15/09.....................       323,003
    200,823   Merrill Lynch Mortgage
                Investors, Inc., 9.40%,
                09/15/09.....................       202,883
  2,500,000   Spieker Properties LP, 6.65%,
                12/15/00.....................     2,488,168
                                               ------------
              TOTAL REAL ESTATE INVESTMENT
              TRUST..........................     6,391,000
                                               ------------
              TELECOMMUNICATIONS -- 1.33%
  3,000,000   Worldcom, Inc., 7.875%,
                05/15/03.....................     3,025,572
                                               ------------
              TOTAL CORPORATE BONDS AND NOTES
              (Cost $205,401,233)............   202,015,528
                                               ------------
              US GOVERNMENT AGENCY SECURITIES -- 5.42%
              FANNIE MAE -- 0.02%
      1,087   PL# 6346, 6.75%, 02/01/03......         1,084
     54,196   PL# 137455, 7.00%, 04/01/04....        52,321
                                               ------------
              TOTAL FANNIE MAE...............        53,405
                                               ------------
              FEDERAL HOME LOAN BANK -- 0.22%
    500,000   6.75%, 05/01/02................       498,614
                                               ------------
              FREDDIE MAC -- 4.69%
 10,000,000   5.50%, 05/15/02................     9,756,540
    510,466   PL# 850082, 9.00%, 10/01/05....       518,315
    274,222   PL# D06777, 7.50%, 03/01/08....       274,128
    153,212   PL# 306816, 7.00%, 01/01/18....       151,373
                                               ------------
              TOTAL FREDDIE MAC..............    10,700,356
                                               ------------

                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                                 JUNE 30, 2000
                                  (UNAUDITED)

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              US GOVERNMENT AGENCY SECURITIES (CONTINUED)
              RESOLUTION TRUST CORP. -- 0.49%
$ 1,130,649   Resolution Trust Corp., 7.946%,
                08/25/21.....................  $  1,125,471
                                               ------------
              TOTAL US GOVERNMENT AGENCY
              SECURITIES (Cost
              $12,361,008)...................    12,377,846
                                               ------------
              FOREIGN GOVERNMENT OBLIGATION -- 3.34%
  7,750,000   Hydro Quebec, 6.36%, 01/15/02
                (Cost $7,728,309)............     7,635,850
                                               ------------
  SHARES
  ------
              REGULATED INVESTMENT COMPANIES -- 0.37%
    611,268   Janus Money Market Fund(b).....       611,268
    238,395   Merrimac Cash Fund -- Premium
                Class(b).....................       238,395
                                               ------------
              TOTAL REGULATED INVESTMENT
              COMPANIES (Cost $849,663)......       849,663
                                               ------------
 PRINCIPAL
 ---------
              COMMERCIAL PAPER -- 0.87%
$ 2,000,000   Cooperative Association of
                Tractor, 6.95%, 07/13/00
                (Cost $1,995,367)............     1,995,367
                                               ------------
              TIME DEPOSITS -- 2.14%
  1,744,507   Bank of Montreal, 6.59%,
                07/05/00(b)..................     1,744,507
    305,634   Bank of Montreal, 6.90%,
                07/05/00(b)..................       305,634
    733,522   BNP Paribas, 6.75%,
                07/05/00(b)..................       733,522
    783,663   BNP Paribas, 6.75%,
                07/05/00(b)..................       783,663
    211,460   Fleet National Bank, 7.125%,
                10/31/00(b)..................       211,460
    366,761   Royal Bank of Scotland, 6.70%,
                07/05/00(b)..................       366,761
    733,522   Royal Bank of Scotland, 6.85%,
                07/05/00(b)..................       733,522
                                               ------------
              TOTAL TIME DEPOSITS (Cost
              $4,879,069)....................     4,879,069
                                               ------------
              SHORT TERM CORPORATE NOTES -- 1.58%
    366,761   Bank of Montreal, Floating
                Rate, 6.63%(++),
                08/16/00(b)..................       366,761
    244,507   First Union National Bank,
                Floating Rate, 6.90%(++),
                05/09/01(b)..................       244,507

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              SHORT TERM CORPORATE NOTES (CONTINUED)
$ 2,000,000   JP Morgan Securities, Inc.,
                Floating Rate, 7.23%(++),
                07/07/00(b)..................  $  2,000,000
  1,000,000   Morgan Stanley Dean Witter &
                Company, Floating Rate,
                7.225%(++), 10/06/00(b)......     1,000,000
                                               ------------
              TOTAL SHORT TERM CORPORATE
              NOTES (Cost $3,611,268)........     3,611,268
                                               ------------
              TOTAL SECURITIES (Cost
              $236,825,917)..................   233,364,591
                                               ------------
              REPURCHASE AGREEMENT -- 0.83%
  1,886,676   With Investors Bank & Trust,
                dated 06/30/00, 6.03%, due
                07/03/00, repurchase proceeds
                at maturity $1,887,624
                (Collateralized by Small
                Business Administration Loan,
                9.375%, due 08/25/24, with a
                value of $1,981,010) (Cost
                $1,886,676)..................     1,886,676
                                               ------------
              Total Investments -- 103.03%
              (Cost $238,712,593)............   235,251,267
              Liabilities less other
              assets -- (3.03%)..............    (6,916,875)
                                               ------------
              NET ASSETS -- 100.00%..........  $228,334,392
                                               ============

The aggregate cost of investments for federal income tax
purposes at June 30, 2000 is $238,712,593.
The following amount is based on cost for federal income
tax purposes:
    Gross unrealized appreciation..........  $    435,576
    Gross unrealized depreciation..........    (3,896,902)
                                             ------------
    Net unrealized depreciation............  $ (3,461,326)
                                             ============

---------------

(a)   All or part of this security is on loan.
(b)   Collateral for securities on loan.
(++) This interest rate is subject to change monthly based on the London Interbank Offered Rate
      ("LIBOR"). The rate shown was in effect at June 30, 2000.

                       See notes to financial statements.

                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 2000
                                  (UNAUDITED)

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              US TREASURY NOTES -- 26.46%
$25,000,000   6.25%, 01/31/02(a).............  $ 24,906,250
  5,000,000   5.625%, 12/31/02(a)............     4,910,940
 10,000,000   5.50%, 03/31/03................     9,775,000
  6,000,000   6.50%, 10/15/06................     6,067,500
  2,000,000   4.75%, 11/15/08................     1,816,250
                                               ------------
              TOTAL US TREASURY NOTES
              (Cost $48,090,039).............    47,475,940
                                               ------------
              US GOVERNMENT AGENCY SECURITIES -- 62.71%
              FANNIE MAE -- 8.67%
  2,000,000   CMO, Series 94-75, 7.00%,
                01/25/03.....................     1,981,240
  2,000,000   5.75%, 04/15/03................     1,937,986
  3,000,000   5.125%, 02/13/04...............     2,818,494
  2,000,000   5.875%, 04/23/04...............     1,916,694
  2,000,000   7.25%, 01/15/10(a).............     2,016,328
  4,917,814   Series 96-M7, Class B, 6.8585%,
                06/17/11.....................     4,883,399
                                               ------------
              TOTAL FANNIE MAE...............    15,554,141
                                               ------------
              FEDERAL HOME LOAN BANK -- 7.67%
  5,000,000   7.39%, 08/22/01................     5,024,360
  4,000,000   4.875%, 01/22/02...............     3,881,912
  3,000,000   5.125%, 02/26/02...............     2,917,791
  2,000,000   5.50%, 01/21/03................     1,932,646
                                               ------------
              TOTAL FEDERAL HOME LOAN BANK...    13,756,709
                                               ------------
              FREDDIE MAC -- 12.60%
  7,000,000   6.00%, 07/20/01................     6,933,556
  7,000,000   6.30%, 06/01/04................     6,779,829
  3,000,000   CMO, Series 1574, 6.50%,
                02/15/21.....................     2,944,170
  5,300,000   CMO, Series 1500, 7.00%,
                06/15/22.....................     5,099,077
    404,184   CMO, Series 31, Floating Rate,
                7.0875% (++), 08/25/23.......       403,527
    455,524   CMO, Series 1710, Floating
                Rate, 7.1875% (++),
                02/15/24.....................       454,753
                                               ------------
              TOTAL FREDDIE MAC..............    22,614,912
                                               ------------
              GOVERNMENT NATIONAL MORTGAGE
              ASSOCIATION -- 14.76%
      2,180   PL# 209631, 7.50%, 04/15/02....         2,184
     12,728   PL# 328000, 7.50%, 06/15/07....        12,844
      6,000   PL# 328084, 7.50%, 07/15/07....         6,054
      8,641   PL# 335542, 7.50%, 08/15/07....         8,720
     75,235   PL# 335995, 7.50%, 08/15/07....        75,917

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
              (CONTINUED)
$    21,074   PL# 322072, 7.50%, 08/15/07....  $     21,265
     99,614   PL# 323189, 7.50%, 08/15/07....       100,517
    136,771   PL# 328188, 7.50%, 08/15/07....       138,011
    158,443   PL# 328192, 7.50%, 08/15/07....       159,880
     46,721   PL# 328200, 7.50%, 08/15/07....        47,145
    229,289   PL# 329060, 7.50%, 08/15/07....       231,368
    208,023   PL# 332267, 7.50%, 08/15/07....       209,909
     49,024   PL# 333320, 7.50%, 09/15/07....        49,468
    114,832   PL# 333709, 7.50%, 09/15/07....       115,873
    227,135   PL# 297619, 7.50%, 09/15/07....       229,194
    180,052   PL# 332704, 7.50%, 09/15/07....       181,685
    147,760   PL# 369749, 6.50%, 09/15/08....       143,498
    200,059   PL# 345975, 6.50%, 10/15/08....       194,288
    475,684   PL# 374726, 6.50%, 10/15/08....       461,963
    147,190   PL# 345973, 6.50%, 11/15/08....       142,944
     93,486   PL# 363874, 6.50%, 11/15/08....        90,789
    285,261   PL# 370448, 6.50%, 11/15/08....       277,033
    387,209   PL# 371094, 6.50%, 11/15/08....       376,041
    216,523   PL# 366531, 6.50%, 11/15/08....       210,278
  3,441,046   PL# 2483, 7.00%, 09/20/27......     3,327,347
 12,066,642   PL# 2631, 7.00%, 08/20/28......    11,667,936
  8,286,189   PL# 2645, 7.00%, 09/20/28......     8,012,397
                                               ------------
              TOTAL GOVERNMENT NATIONAL
              MORTGAGE ASSOCIATION...........    26,494,548
                                               ------------
              HOUSING AND URBAN DEVELOPMENT -- 2.75%
  5,000,000   6.23%, 08/01/02................     4,934,510
                                               ------------
              TENNESSEE VALLEY AUTHORITY -- 2.84%
  2,500,000   6.375%, 06/15/05...............     2,430,158
  3,000,000   5.375%, 11/13/08...............     2,664,333
                                               ------------
              TOTAL TENNESSEE VALLEY
                AUTHORITY....................     5,094,491
                                               ------------
              US GOVERNMENT GUARANTEED BOND -- 7.69%
  4,242,815   6.12%, 04/01/08................     4,064,065
  9,821,429   7.05%, 11/15/13................     9,738,045
                                               ------------
              TOTAL US GOVERNMENT GUARANTEED
              BOND...........................    13,802,110
                                               ------------
              US TREASURY INFLATION INDEX -- 5.73%
 10,000,000   3.625%, 01/15/08...............    10,275,590
                                               ------------
              TOTAL US GOVERNMENT AGENCY
              SECURITIES (Cost
              $115,197,622)..................   112,527,011
                                               ------------

                       See notes to financial statements.

                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO

                                 JUNE 30, 2000
                                  (UNAUDITED)

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES -- 3.21%
              FINANCIAL SERVICES -- 1.11%
$ 2,000,000   Ford Motor Credit Company,
                7.50%, 03/15/05..............  $  1,989,044
                                               ------------
              OIL AND GAS -- 0.51%
  1,000,000   Amoco Company, 6.00%,
                06/09/08.....................       916,973
                                               ------------
              SHIPBUILDING -- 1.59%
  2,724,000   Sulphur Carriers, 8.30%,
                10/15/09.....................     2,850,775
                                               ------------
              TOTAL CORPORATE BONDS AND NOTES
              (Cost $5,637,170)..............     5,756,792
                                               ------------
              SHORT TERM US GOVERNMENT AGENCY SECURITIES --
              2.78%
              FEDERAL HOME LOAN BANK -- 1.10%
    689,000   6.39%, 07/07/00................       688,266
  1,300,000   6.41%, 07/14/00................     1,296,991
                                               ------------
              TOTAL FEDERAL HOME LOAN BANK...     1,985,257
                                               ------------
              FREDDIE MAC -- 1.68%
    700,000   6.36%, 07/05/00................       699,505
  2,319,000   6.43%, 07/18/00................     2,311,959
                                               ------------
              TOTAL FREDDIE MAC..............     3,011,464
                                               ------------
              TOTAL SHORT TERM US GOVERNMENT
                AGENCY SECURITIES (Cost
                $4,996,721)..................     4,996,721
                                               ------------
              COMMERCIAL PAPER -- 3.07%
  2,800,000   Conagra, Inc., 6.95%,
                07/07/00.....................     2,796,757
    626,000   Countrywide Home Loans, 6.58%,
                07/13/00.....................       624,627
    100,000   Fannie Mae, 5.80%, 07/20/00....        99,694
  2,000,000   Norfolk Southern Corp., 6.75%,
                07/11/00.....................     1,996,250
                                               ------------
              TOTAL COMMERCIAL PAPER (Cost
              $5,517,328)....................     5,517,328
                                               ------------
              TIME DEPOSITS -- 8.18%
    752,109   Bank of Montreal, 6.59%,
                07/05/00(b)..................       752,109
    940,136   Bank of Montreal, 6.90%,
                07/05/00(b)..................       940,136
    856,326   BNP Paribas, 6.75%,
                07/05/00(b)..................       856,326
  3,948,570   BNP Paribas, 6.75%,
                07/05/00(b)..................     3,948,570
  4,797,462   Fleet National Bank, 7.125%,
                10/31/00(b)..................     4,797,462
  1,128,163   Royal Bank of Scotland, 6.70%,
                07/05/00(b)..................     1,128,163

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              TIME DEPOSITS (CONTINUED)
$ 2,256,326   Royal Bank of Scotland, 6.85%,
                07/05/00(b)..................  $  2,256,326
                                               ------------
              TOTAL TIME DEPOSITS (Cost
              $14,679,092)...................    14,679,092
                                               ------------
              SHORT TERM CORPORATE NOTES -- 6.37%
  3,564,349   Bank of Montreal, Floating
                Rate, 6.63%(++),
                08/16/00(b)..................     3,564,349
    872,982   First Union National Bank,
                Floating Rate, 6.90%(++),
                05/09/01(b)..................       872,982
  2,000,000   JP Morgan Securities, Inc.,
                Floating Rate, 7.23%(++),
                07/07/00(b)..................     2,000,000
  5,000,000   Prudential Securities, Inc.,
                Floating Rate, 7.40%(++),
                12/08/00(b)..................     5,000,000
                                               ------------
              TOTAL SHORT TERM CORPORATE
                NOTES
              (Cost $11,437,331).............    11,437,331
                                               ------------
  SHARES
  ------
              REGULATED INVESTMENT COMPANIES -- 1.46%
  1,880,271   Janus Money Market Fund(b).....     1,880,271
    733,306   Merrimac Cash Fund -- Premium
                Class(b).....................       733,306
                                               ------------
              TOTAL REGULATED INVESTMENT
              COMPANIES (Cost $2,613,577)....     2,613,577
                                               ------------
              TOTAL SECURITIES
              (Cost $208,168,880)............   205,003,792
                                               ------------
 PRINCIPAL
 ---------
              REPURCHASE AGREEMENT -- 0.35%
$   631,322   With Investors Bank & Trust,
                dated 06/30/00, 6.03%, due
                07/03/00, repurchase proceeds
                at maturity $631,639
                (Collateralized by Small
                Business Administration Loan,
                8.875%, due 01/25/15, with a
                value of $662,888) (Cost
                $631,322)....................       631,322
                                               ------------
              Total Investments -- 114.59%
              (Cost $208,800,202)............   205,635,114
              Liabilities less other
              assets -- (14.59)%.............   (26,188,488)
                                               ------------
              NET ASSETS -- 100.00%..........  $179,446,626
                                               ============

                       See notes to financial statements.

                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO

                                 JUNE 30, 2000
                                  (UNAUDITED)

The aggregate cost of securities for federal income tax purposes at June 30, 2000, is $208,800,202.

The following amount is based on cost for federal income tax purposes:

    Gross unrealized appreciation.........  $    548,956
    Gross unrealized depreciation.........    (3,714,044)
                                            ------------
    Net unrealized depreciation...........  $ (3,165,088)
                                            ============

---------------

(a)   All or part of this security is on loan.
(b)   Collateral for securities on loan.
(++) This interest rate is subject to change monthly based on the London Interbank Offered Rate ("LIBOR"). The rate shown was the rate in effect at June 30, 2000.

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 2000
                                  (UNAUDITED)

 PRINCIPAL                                        VALUE
 ---------                                    -------------
              US TREASURY SECURITIES -- 18.46%
              US TREASURY BOND -- 9.96%
$53,450,000   6.25%, 08/15/23...............  $  53,784,063
                                              -------------
              US TREASURY NOTE -- 8.50%
 43,800,000   7.50%, 02/15/05(a)............     45,935,250
                                              -------------
              TOTAL US TREASURY SECURITIES
              (Cost $99,462,923)............     99,719,313
                                              -------------
              US GOVERNMENT AGENCY SECURITIES -- 51.05%
              FANNIE MAE -- 17.54%
 22,400,000   6.00%, 07/01/30...............     20,482,000
 27,600,000   6.50%, 07/01/30...............     26,004,389
 50,000,000   7.00%, 07/01/30...............     48,234,400
                                              -------------
              TOTAL FANNIE MAE..............     94,720,789
                                              -------------
              FEDERAL HOME LOAN BANK -- 1.98%
 11,000,000   4.875%, 01/22/02..............     10,675,258
                                              -------------
              FREDDIE MAC -- 10.44%
 14,000,000   6.30%, 06/01/04...............     13,559,658
 41,310,000   6.625%, 09/15/09..............     39,839,364
  3,000,000   Series 1666, Class E, 6.00%,
                12/15/19....................      2,960,316
                                              -------------
              TOTAL FREDDIE MAC.............     56,359,338
                                              -------------
              GOVERNMENT NATIONAL MORTGAGE
              ASSOCIATION -- 20.60%
 21,156,845   PL# 2631, 7.00%, 08/20/28.....     20,457,780
 21,100,000   6.50%, 07/15/30...............     20,012,042
 20,000,000   7.00%, 07/15/30...............     19,437,500
 26,300,000   7.50%, 07/15/30...............     26,102,750
 25,000,000   8.00%, 07/15/30...............     25,257,800
                                              -------------
              TOTAL GOVERNMENT NATIONAL
              MORTGAGE ASSOCIATION..........    111,267,872
                                              -------------
              TENNESSEE VALLEY AUTHORITY -- 0.49%
  3,000,000   5.375%, 11/13/08..............      2,664,333
                                              -------------
              TOTAL US GOVERNMENT AGENCY
              SECURITIES (Cost
              $276,653,797).................    275,687,590
                                              -------------
              CORPORATE BONDS & NOTES -- 31.41%
              AEROSPACE -- 0.17%
  1,000,000   K&F Industries, Series B,
                9.25%, 10/15/07.............        945,000
                                              -------------
              BANKS -- 5.46%
 15,000,000   First Chicago Master Trust II,
                Series 96-QA, Floating Rate,
                6.7813%(++), 04/15/03.......     15,015,450

 PRINCIPAL                                        VALUE
 ---------                                    -------------
              CORPORATE BONDS & NOTES (CONTINUED)
              BANKS (CONTINUED)
$ 7,000,000   Inter-American Development
                Bank, 8.875%, 08/22/01......  $   7,161,840
  7,500,000   Wells Fargo Company, 6.625%,
                07/15/04....................      7,315,702
                                              -------------
              TOTAL BANKS...................     29,492,992
                                              -------------
              BROADCASTING -- 0.16%
  1,000,000   Charter Communications,
                8.625%, 04/01/09............        878,750
                                              -------------
              CHEMICALS -- 0.18%
  1,000,000   Lyondell Chemical Company,
                9.875%, 05/01/07............        987,500
                                              -------------
              COMPUTER SOFTWARE AND SERVICES -- 1.66%
  9,000,000   Sun Microsystems, Inc., 7.35%,
                08/15/04....................      8,980,128
                                              -------------
              CONSTRUCTION -- 0.16%
  1,000,000   D.R. Horton, Inc., 8.00%,
                02/01/09....................        870,000
                                              -------------
              CONSUMER GOODS AND SERVICES -- 0.18%
  1,000,000   Scotts Company, 8.625%,
                01/15/09....................        960,000
                                              -------------
              ELECTRIC -- INTEGRATED -- 1.79%
  5,000,000   Edison Mission Energy, 7.73%,
                06/15/09....................      4,862,460
  5,000,000   Texas Utilities Electric
                Company, 7.17%, 08/01/07....      4,823,205
                                              -------------
              TOTAL ELECTRIC --INTEGRATED...      9,685,665
                                              -------------
              ENVIRONMENTAL MANAGEMENT SERVICES -- 0.43%
  2,500,000   Waste Management, Inc.,
                6.375%, 12/01/03............      2,300,203
                                              -------------
              FINANCE -- 10.72%
 10,800,000   Deutsche Floorplan Receivables
                Master Trust, Series 00-1A,
                Floating Rate, 6.8213%(++),
                04/15/05....................     10,796,963
 10,000,000   Ford Motor Credit Company,
                6.9675%, 03/17/03 (a).......      9,987,300
  1,800,000   MBNA Corp., 00-B, 6.7075%,
                07/15/05....................      1,796,062
 10,000,000   Medallion Trust, Series 00-1G,
                6.5088%, 07/12/31...........     10,000,500
 15,000,000   Sallie Mae Student Loan Trust,
                00-1, 6.34%, 10/27/08.......     14,992,200
 10,330,054   Washington Mutual, Inc.,
                Series 00-A1, Floating Rate,
                6.90%(++), 06/25/24.........     10,309,497
                                              -------------
              TOTAL FINANCE.................     57,882,522
                                              -------------

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                                 JUNE 30, 2000
                                  (UNAUDITED)

 PRINCIPAL                                        VALUE
 ---------                                    -------------
              CORPORATE BONDS & NOTES (CONTINUED)
              FOOD AND BEVERAGE -- 0.90%
$ 5,000,000   Diageo Capital PLC, 6.625%,
                06/24/04....................  $   4,867,575
                                              -------------
              LEISURE AND RECREATION --0.73%
  1,000,000   Argosy Gaming Company, 10.75%,
                06/01/09....................      1,033,750
  1,000,000   HMH Properties, 7.875%,
                08/01/08....................        897,500
  1,000,000   MGM Grand, Inc., Series B,
                9.75%, 06/01/07.............      1,017,500
  1,000,000   Park Place Entertainment,
                9.375%, 02/15/07............      1,000,000
                                              -------------
              TOTAL LEISURE AND
                RECREATION..................      3,948,750
                                              -------------
              MANUFACTURING -- 0.17%
  1,000,000   American Standard Inc.,
                7.375%, 02/01/08............        905,000
                                              -------------
              MEDIA -- 1.87%
 10,000,000   Time Warner, Inc., 7.75%,
                06/15/05....................     10,072,740
                                              -------------
              OIL AND GAS -- 0.19%
  1,000,000   R&B Falcon Corp., 9.50%,
                12/15/08....................      1,005,000
                                              -------------
              PRIVATE ASSET BACKED: CREDIT
              CARDS -- 4.45%
 10,000,000   Advanta Credit Card Master
                Trust, Series 96-E, 6.751%,
                05/15/04....................     10,007,200
 14,000,000   BA Master Credit Card Trust,
                Series 98-A, Floating Rate,
                6.7613%(++), 04/15/05.......     14,010,640
                                              -------------
              TOTAL PRIVATE ASSET BACKED:
              CREDIT CARDS..................     24,017,840
                                              -------------
              TELECOMMUNICATIONS -- 2.19%
 10,000,000   AT&T Corp., 6.50%, 09/15/02...      9,900,000
  1,000,000   McLeodUSA, Inc., 9.25%,
                07/15/07....................        965,000
  1,000,000   Nextlink Communications,
                10.75%, 11/15/08............        985,000
                                              -------------
              TOTAL TELECOMMUNICATIONS......     11,850,000
                                              -------------
              TOTAL CORPORATE BONDS & NOTES
              (Cost $170,689,926)...........    169,649,665
                                              -------------
  SHARES
  ------
              PREFERRED STOCK -- 0.53%
              SPECIAL PURPOSE ENTITY
    140,000   Swire Pacific -- 144A, 8.84%
                (Cost $2,922,500)...........      2,843,750
                                              -------------
 PRINCIPAL                                        VALUE
 ---------                                    -------------
              FOREIGN GOVERNMENT OBLIGATIONS -- 6.29%
$ 6,000,000   Austria Government Bond,
                3.40%, 10/20/04.............  $   5,335,921
  5,400,000   Republic of France OAT, 5.50%,
                10/25/07....................      5,233,639
  2,000,000   Royal Bank of
                Scotland -- 144A, 6.77%,
                03/31/49....................      1,935,497
  6,950,000   United Kingdom Treasury,
                6.50%, 12/07/03.............     10,726,775
  6,250,000   United Kingdom Treasury,
                8.50%, 12/07/05.............     10,725,038
                                              -------------
              TOTAL FOREIGN GOVERNMENT
              OBLIGATIONS (Cost
              $33,617,165)..................     33,956,870
                                              -------------
              SHORT TERM US GOVERNMENT AGENCY SECURITIES --
              14.73%
              FEDERAL HOME LOAN BANK -- 1.85%
 10,000,000   6.40%, 07/07/00...............      9,989,334
                                              -------------
              FREDDIE MAC -- 12.88%
 25,000,000   6.40%, 07/11/00...............     24,955,555
 20,000,000   6.54%, 08/17/00...............     19,829,233
 25,000,000   6.52%, 08/24/00...............     24,755,500
                                              -------------
              TOTAL FREDDIE MAC.............     69,540,288
                                              -------------
              TOTAL SHORT TERM US GOVERNMENT
              AGENCY SECURITIES (Cost
              $79,529,622)..................     79,529,622
                                              -------------
  SHARES
  ------
              REGULATED INVESTMENT COMPANIES -- 0.71%
  2,775,740   Janus Money Market Fund(b)....      2,775,740
  1,082,539   Merrimac Cash Fund -- Premium
                Class(b)....................      1,082,539
                                              -------------
              TOTAL REGULATED INVESTMENT
              COMPANIES (Cost $3,858,279)...      3,858,279
                                              -------------
 PRINCIPAL
 ---------
              COMMERCIAL PAPER -- 9.18%
$25,000,000   Bank of America, 6.64%,
                08/15/00....................     24,792,500
 25,000,000   Merrill Lynch & Company, Inc.,
                6.62%, 08/15/00.............     24,793,125
                                              -------------
              TOTAL COMMERCIAL PAPER (Cost
              $49,585,625)..................     49,585,625
                                              -------------
              TIME DEPOSITS -- 1.37%
     31,228   Bank of Montreal, 6.59%,
                07/05/00(b).................         31,228
    387,870   Bank of Montreal, 6.90%,
                07/05/00(b).................        387,870
    830,890   BNP Paribas, 6.75%,
                07/05/00(b).................        830,890

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                                 JUNE 30, 2000
                                  (UNAUDITED)

 PRINCIPAL                                        VALUE
 ---------                                    -------------
              TIME DEPOSITS (CONTINUED)
$ 3,681,479   BNP Paribas, 6.75%,
                07/05/00(b).................  $   3,681,479
    470,126   Fleet National Bank, 7.125%,
                10/31/00(b).................        470,126
  1,665,443   Royal Bank of Scotland, 6.70%,
                07/05/00(b).................      1,665,443
    330,890   Royal Bank of Scotland, 6.85%,
                07/05/00(b).................        330,890
                                              -------------
              TOTAL TIME DEPOSITS (Cost
              $7,397,926)...................      7,397,926
                                              -------------
              SHORT TERM CORPORATE NOTES -- 3.92%
  3,000,000   Bank of America, Floating
                Rate, 6.67%(++),
                03/22/01(b).................      3,000,000
  2,729,006   Bank of Montreal, Floating
                Rate, 6.63%(++), 08/16/00
                (b).........................      2,729,006
  4,317,300   Bear Stearns & Company, Inc.,
                Floating Rate, 7.375%(++),
                07/26/00(b).................      4,317,300
  1,109,989   First Union National Bank,
                Floating Rate, 6.90%(++),
                05/09/01(b).................      1,109,989
  4,000,000   Morgan Stanley Dean Witter &
                Company, Floating Rate,
                7.225%(++), 10/06/00(b).....      4,000,000
  6,000,000   Prudential Securities, Inc.,
                Floating Rate, 7.40% (++),
                12/08/00(b).................      6,000,000
                                              -------------
              TOTAL SHORT TERM CORPORATE
              NOTES (Cost $21,156,295)......     21,156,295
                                              -------------
              TOTAL SECURITIES (Cost
              $744,874,058).................    743,384,935
                                              -------------
 PRINCIPAL                                        VALUE
 ---------                                    -------------
              REPURCHASE AGREEMENTS -- 2.92%
$10,000,000   With Goldman Sachs & Company,
                dated 06/30/00, 7.205%, due
                07/03/00, repurchase
                proceeds at maturity
                $10,006,004 (Collateralized
                by Electronic Data Systems,
                7.125%, due 05/15/05, with a
                value of $685,895, Ford
                Motor Credit Company, 6.55%,
                due 09/10/02, with a value
                of $751,421, Honeywell
                International, 6.20%, due
                02/01/08, with a value of
                $4,127,613, Household
                Finance Corp., 5.875%, due
                09/25/04, with a value of
                $1,195,588, Lowe's
                Companies, Inc., 6.875%, due
                02/15/28, with a value of
                $2,014,548, Pacific Gas &
                Electric, 8.75%, due
                01/01/01, with a value of
                $1,013,693, Toyota Motor
                Credit Corp., 5.50%, due
                09/17/01, with a value of
                $997,663)(b)................    $10,000,000

  5,788,470   With Investors Bank & Trust
                dated 06/30/00, 6.03%, due
                07/03/00, repurchase
                proceeds at maturity
                $5,791,379 (Collateralized
                by Small Business
                Administration Loan, 9.375%,
                01/25/24, with a value of
                $6,077,893).................      5,788,470
                                              -------------
              TOTAL REPURCHASE AGREEMENTS
              (Cost $15,788,470)............     15,788,470
                                              -------------
              Total Investments -- 140.57%
              (Cost $760,662,528)...........    759,173,405
              Liabilities less other
              assets -- (40.57)%............   (219,089,720)
                                              -------------
              NET ASSETS -- 100.00%.........  $ 540,083,685
                                              =============


The aggregate cost of securities for federal income tax
purposes at June 30, 2000, is $760,662,528.
The following amount is based on costs for federal income
tax purposes:
    Gross unrealized appreciation...........  $ 1,732,155
    Gross unrealized depreciation...........   (3,221,278)
                                              -----------
    Net unrealized depreciation.............  $(1,489,123)
                                              ===========

---------------
(a)  All or part of this security is on loan.
(b)  Collateral for securities on loan.
(++) This interest rate is subject to change monthly based on the London
     Interbank Offered Rate ("LIBOR"). The rate shown was in effect at June 30, 2000.

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 2000
                                  (UNAUDITED)

  SHARES                                          VALUE
  ------                                      -------------
              COMMON STOCK -- 60.26%
              ADVERTISING -- 0.16%
      7,600   Interpublic Group of
                Companies, Inc. ............  $     326,800
      4,800   Omnicom Group, Inc. ..........        427,500
      1,800   Young & Rubicam, Inc. ........        102,937
                                              -------------
              TOTAL ADVERTISING.............        857,237
                                              -------------
              AEROSPACE -- 0.36%
     20,200   Boeing Company................        844,613
      4,600   General Dynamics Corp. .......        240,350
      1,700   Goodrich (B.F.) Company.......         57,906
      2,000   Northrop Grumman Corp. .......        132,500
     10,600   United Technologies Corp. ....        624,075
                                              -------------
              TOTAL AEROSPACE...............      1,899,444
                                              -------------
              AGRICULTURE EQUIPMENT -- 0.05%
      6,600   Deere & Company...............        244,200
                                              -------------
              AIRLINES -- 0.07%
      2,700   Delta Air Lines, Inc. ........        136,519
     13,600   Southwest Airlines Company....        257,550
                                              -------------
              TOTAL AIRLINES................        394,069
                                              -------------
              APPAREL -- 0.06%
      1,500   Liz Claiborne, Inc. ..........         52,875
      1,000   Russell Corp. ................         20,000
        300   Springs Industries, Inc. .....          9,656
      8,300   TJX Companies, Inc. ..........        155,625
      2,900   V. F. Corp. ..................         69,056
                                              -------------
              TOTAL APPAREL.................        307,212
                                              -------------
              AUTOMOTIVE EQUIPMENT -- 0.25%
      4,200   AutoZone, Inc.(c).............         92,400
      1,000   Cummins Engine Company,
                Inc. .......................         27,250
      4,800   Dana Corp. ...................        101,700
     12,493   Delphi Automotive Systems
                Corp. ......................        181,929
      5,600   Genuine Parts Company.........        112,000
      2,600   Johnson Controls, Inc. .......        133,412
      6,400   Teradyne, Inc.(c).............        470,400
      2,900   TRW, Inc. ....................        125,788
      4,347   Visteon Corp. ................         52,707
                                              -------------
              TOTAL AUTOMOTIVE EQUIPMENT....      1,297,586
                                              -------------

  SHARES                                          VALUE
  ------                                      -------------
              COMMON STOCK (CONTINUED)
              BANKS -- 2.21%
     36,800   Bank of America Corp. ........  $   1,582,400
     17,300   Bank of New York Company,
                Inc. .......................        804,450
      9,600   BB&T Corp. ...................        229,200
     29,100   Chase Manhattan Corp. ........      1,340,419
      4,800   Comerica, Inc. ...............        215,400
      8,300   Fifth Third Bancorp...........        524,975
     22,900   First Union Corp. ............        568,206
     23,100   Firstar Corp. ................        486,544
     35,400   Fleet Boston Financial
                Corp. ......................      1,203,600
      4,800   Golden West Financial
                Corp. ......................        195,900
      3,900   J.P. Morgan & Company.........        429,487
     10,900   Mellon Financial Corp. .......        397,169
      6,000   Northern Trust Corp. .........        390,375
      5,100   SouthTrust Corp. .............        115,388
      3,600   State Street Corp. ...........        381,825
      5,400   Summit Bancorp................        132,975
      7,700   SunTrust Banks, Inc. .........        351,794
      8,400   Synovus Financial Corp. ......        148,050
      1,700   Union Planters Corp. .........         47,494
      8,900   U.S. Bancorp..................        171,325
      5,400   Wachovia Corp. ...............        292,950
      6,100   Washington Mutual, Inc. ......        176,137
     36,800   Wells Fargo & Company.........      1,426,000
                                              -------------
              TOTAL BANKS...................     11,612,063
                                              -------------
              BUILDING MATERIALS -- 0.58%
     51,200   Home Depot, Inc. .............      2,556,800
     12,000   Lowe's Companies, Inc. .......        492,750
                                              -------------
              TOTAL BUILDING MATERIALS......      3,049,550
                                              -------------
              CHEMICALS -- 0.47%
      6,700   Air Products and Chemicals,
                Inc. .......................        206,444
     15,300   Dow Chemical Company..........        461,869
     23,200   du Pont (E. I.) de Nemours....      1,015,000
      2,400   Eastman Chemical Company......        114,600
      3,300   Engelhard Corp. ..............         56,306
      1,000   FMC Corp.(c)..................         58,000
      2,000   Grace (W.R.) & Company(c).....         24,250
      1,800   Great Lakes Chemical Corp. ...         56,700
      3,000   International Flavors &
                Fragrances, Inc. ...........         90,563
      4,600   Praxair, Inc. ................        172,212

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                                 JUNE 30, 2000
                                  (UNAUDITED)

  SHARES                                          VALUE
  ------                                      -------------
              COMMON STOCK (CONTINUED)
              CHEMICALS (CONTINUED)
      1,300   Sigma-Aldrich Corp. ..........  $      38,025
      3,500   Union Carbide Corp. ..........        173,250
                                              -------------
              TOTAL CHEMICALS...............      2,467,219
                                              -------------
              COMMUNICATIONS EQUIPMENT -- 0.53%
     11,100   ADC Telecommunications,
                Inc.(c).....................        931,013
      5,600   Comverse Technology,
                Inc.(a)(c)..................        520,800
     22,100   QUALCOMM, Inc.(a)(c)..........      1,326,000
                                              -------------
              TOTAL COMMUNICATIONS
              EQUIPMENT.....................      2,777,813
                                              -------------
              COMPUTERS AND OFFICE EQUIPMENT -- 3.88%
     13,800   Apple Computer, Inc.(a)(c)....        722,775
      2,600   Avery-Dennison Corp. .........        174,525
     38,000   Compaq Computer Corp. ........        971,375
     57,400   Dell Computer Corp.(c)........      2,830,537
      9,200   Gateway, Inc.(c)..............        522,100
     29,900   Hewlett-Packard Company.......      3,733,762
     40,200   International Business
                Machines Corp. .............      4,404,413
      3,700   Lexmark International Group,
                Inc.(c).....................        248,825
     11,000   Network Appliance, Inc.(c)....        885,500
      2,900   Pitney Bowes, Inc. ...........        116,000
      5,000   Seagate Technology, Inc.(c)...        275,000
     58,100   Sun Microsystems, Inc.(c).....      5,283,469
      1,300   Tektronix, Inc. ..............         96,200
      7,900   Xerox Corp. ..................        163,925
                                              -------------
              TOTAL COMPUTERS AND OFFICE
              EQUIPMENT.....................     20,428,406
                                              -------------
              COMPUTER SOFTWARE AND SERVICES -- 9.49%
      4,400   Adaptec, Inc.(c)..............        100,100
      3,500   Adobe Systems, Inc. ..........        455,000
     67,300   America Online, Inc.(c).......      3,550,075
     13,900   Automatic Data Processing,
                Inc. .......................        744,519
      5,800   BMC Software, Inc.(a)(c)......        211,610
    262,300   Cisco Systems, Inc.(c)........     16,672,444
      5,800   Citrix Systems, Inc.(a)(c)....        109,837
     13,300   Computer Associates
                International, Inc. ........        680,794
      4,300   Computer Sciences Corp.(c)....        321,156
     10,800   Electronic Data Systems
                Corp. ......................        445,500
     63,600   EMC Corp.(c)..................      4,893,225

  SHARES                                          VALUE
  ------                                      -------------
              COMMON STOCK (CONTINUED)
              COMPUTER SOFTWARE AND SERVICES (CONTINUED)
      9,400   First Data Corp. .............  $     466,475
      7,600   IMS Health, Inc.(a)...........        136,800
      2,400   Mercury Interactive
                Corp.(c)....................        232,200
    116,800   Microsoft Corp.(a)(c).........      9,344,000
     83,200   Oracle Corp.(c)...............      6,994,000
      6,500   PeopleSoft, Inc.(c)...........        108,875
      2,200   Sapient Corp.(c)..............        235,262
      4,700   Siebel Systems, Inc.(c).......        768,744
      8,100   Unisys Corp.(c)...............        117,956
     15,400   Veritas Software
                Corp.(a)(c).................      1,740,440
     12,800   Yahoo!, Inc.(a)(c)............      1,585,600
                                              -------------
              TOTAL COMPUTER SOFTWARE AND
              SERVICES......................     49,914,612
                                              -------------
              CONSTRUCTION -- 0.05%
      2,200   Fluor Corp. ..................         69,575
      1,300   Kaufman & Broad Home Corp. ...         25,756
      2,000   Pulte Corp. ..................         43,250
      2,400   Vulcan Materials Company......        102,450
                                              -------------
              TOTAL CONSTRUCTION............        241,031
                                              -------------
              CONSUMER GOODS AND SERVICES -- 3.56%
        800   Alberto-Culver
                Company -- Class B..........         24,450
      2,600   Avon Products, Inc. ..........        115,700
      2,100   Brunswick Corp. ..............         34,781
     18,300   Cendant Corp.(c)..............        256,200
      5,500   Clorox Company................        246,469
     12,800   Colgate-Palmolive
                Company(a)..................        766,400
      8,300   Eastman Kodak Company.........        493,850
      4,000   Ecolab, Inc. .................        156,250
      7,400   FedEx Corp.(c)................        281,200
      6,700   Fort James Corp. .............        154,938
      4,000   Fortune Brands, Inc. .........         92,250
    223,900   General Electric Company......     11,866,700
     23,200   Gillette Company..............        810,550
     12,700   Kimberly-Clark Corp. .........        728,662
      5,900   Leggett & Platt, Inc. ........         97,350
        900   Maytag Corp. .................         33,188
      1,200   National Service Industries,
                Inc. .......................         23,400
      6,200   Newell Rubbermaid, Inc. ......        159,650
      4,200   Nike, Inc. -- Class B.........        167,212
      4,300   Pactiv Corp.(c)...............         33,863
      8,850   Paychex, Inc. ................        371,700

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                                 JUNE 30, 2000
                                  (UNAUDITED)

  SHARES                                          VALUE
  ------                                      -------------
              COMMON STOCK (CONTINUED)
              CONSUMER GOODS AND SERVICES (CONTINUED)
     14,500   Procter & Gamble Company......  $     830,125
      9,400   Ralston-Ralston Purina
                Corp. ......................        187,412
      1,300   SABRE Holdings Corp. -- Class
                A...........................         37,050
      2,500   Stanley Works.................         59,375
      1,800   Tupperware Corp. .............         39,600
     13,000   Unilever N.V. (ADR)(a)........        559,000
      1,800   Whirlpool Corp. ..............         83,925
                                              -------------
              TOTAL CONSUMER GOODS AND
              SERVICES......................     18,711,250
                                              -------------
              ELECTRONICS -- 0.57%
      8,503   Agilent Technologies, Inc. ...        627,096
     10,100   Emerson Electric Company......        609,788
      6,900   Linear Technology Corp. ......        441,169
      6,700   Maxim Integrated Products,
                Inc.(c).....................        455,181
      3,800   Molex, Inc. ..................        182,875
      4,300   Rockwell International
                Corp. ......................        135,450
     13,200   Solectron Corp.(c)............        552,750
                                              -------------
              TOTAL ELECTRONICS.............      3,004,309
                                              -------------
              FINANCIAL SERVICES -- 3.92%
     31,600   American Express Company......      1,647,150
      5,800   American General Corp. .......        353,800
     16,500   Associates First Capital
                Corp. -- Class A............        368,156
      3,780   Bear Stearns Companies,
                Inc. .......................        157,343
      4,700   Capital One Financial
                Corp. ......................        209,737
    123,600   Citigroup, Inc. ..............      7,446,900
      1,900   Deluxe Corp. .................         44,769
      5,100   Dun & Bradstreet Corp. .......        145,988
     22,600   Fannie Mae....................      1,179,437
      8,600   Franklin Resources, Inc. .....        261,225
     15,500   Freddie Mac...................        627,750
      3,000   H&R Block, Inc. ..............         97,125
     10,550   Household International,
                Inc. .......................        438,484
      5,400   Lehman Brothers Holdings,
                Inc. .......................        510,638
      3,100   MBIA, Inc. ...................        149,381
     21,100   MBNA, Corp. ..................        572,337
      3,100   MGIC Investment Corp. ........        141,050
     11,500   Merrill Lynch & Company,
                Inc. .......................      1,322,500
     33,900   Morgan Stanley Dean Witter &
                Company.....................      2,822,175

  SHARES                                          VALUE
  ------                                      -------------
              COMMON STOCK (CONTINUED)
              FINANCIAL SERVICES (CONTINUED)
      1,470   Old Kent Financial Group......  $      39,323
      5,200   Paine Webber Group, Inc. .....        236,600
      7,900   PNC Financial Services
                Group.......................        370,312
      3,400   Providian Financial Corp. ....        306,000
     30,200   Schwab (Charles) Corp. .......      1,015,475
      3,500   T. Rowe Price Associates,
                Inc. .......................        148,750
                                              -------------
              TOTAL FINANCIAL SERVICES......     20,612,405
                                              -------------
              FOOD AND BEVERAGE -- 2.03%
     13,800   Anheuser-Busch Companies,
                Inc. .......................      1,030,688
     15,800   Archer-Daniels-Midland
                Company.....................        155,037
      6,500   Bestfoods.....................        450,125
      1,200   Brown-Forman Corp. -- Class
              B.............................         64,500
     54,900   Coca-Cola Company.............      3,153,319
     12,800   ConAgra, Inc. ................        244,000
      1,500   Coors (Adolph)
                Company -- Class B..........         90,750
      6,900   General Mills, Inc.(a)........        263,925
      8,300   Heinz (H.J.) Company..........        363,125
      2,600   Hershey Foods Corp. ..........        126,588
      9,400   Kellogg Company...............        279,650
     33,500   Pepsico, Inc. ................      1,488,656
     53,700   Philip Morris Companies,
                Inc. .......................      1,426,406
      3,100   Quaker Oats Company...........        232,888
     20,100   Sara Lee Corp. ...............        388,181
      4,900   Seagram Company, Ltd..........        284,200
      8,900   Sysco Corp. ..................        374,912
      5,600   UST, Inc. ....................         82,250
      2,500   Wrigley (Wm.) Jr. Company.....        200,469
                                              -------------
              TOTAL FOOD AND BEVERAGE.......     10,699,669
                                              -------------
              INSURANCE -- 1.27%
      6,200   AFLAC, Inc. ..................        284,813
     34,200   American International Group,
                Inc. .......................      4,018,500
      3,300   Aon Corp. ....................        102,506
      2,000   Chubb Corp. ..................        123,000
      4,800   CIGNA Corp. ..................        448,800
      4,700   Cincinnati Financial Corp. ...        147,756
      5,100   Hartford Financial Services
                Group, Inc. ................        285,281
      3,300   Jefferson-Pilot Corp. ........        186,244
      2,900   Loews Corp. ..................        174,000

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                                 JUNE 30, 2000
                                  (UNAUDITED)

  SHARES                                          VALUE
  ------                                      -------------
              COMMON STOCK (CONTINUED)
              INSURANCE (CONTINUED)
      6,200   Marsh & McLennan Companies,
                Inc. .......................  $     647,512
      5,100   St. Paul Companies, Inc. .....        174,038
      4,200   Torchmark Corp. ..............        103,687
                                              -------------
              TOTAL INSURANCE...............      6,696,137
                                              -------------
              LEISURE AND RECREATION -- 0.06%
      3,500   Harrah's Entertainment,
                Inc.(c).....................         73,281
      6,500   Marriott International,
                Inc. -- Class A.............        234,406
                                              -------------
              TOTAL LEISURE AND
              RECREATION....................        307,687
                                              -------------
              MACHINERY AND OTHER PRODUCTS -- 0.15%
      8,300   Caterpillar, Inc. ............        281,163
      5,900   Dover Corp. ..................        239,319
      2,400   Grainger (W.W.), Inc. ........         73,950
      4,400   Ingersoll-Rand Company........        177,100
                                              -------------
              TOTAL MACHINERY AND OTHER
              PRODUCTS......................        771,532
                                              -------------
              MANUFACTURING -- 1.56%
      9,400   Alcan Aluminium Ltd.(a).......        291,400
      1,000   Ball Corp. ...................         32,188
      1,500   Bemis Company, Inc. ..........         50,437
        700   Briggs & Stratton Corp. ......         23,975
     10,600   Corning, Inc. ................      2,860,675
      2,100   Crane Company.................         51,056
      3,100   Danaher Corp. ................        153,256
      1,900   Eaton Corp. ..................        127,300
     17,800   Honeywell International,
                Inc. .......................        599,637
      2,300   ITT Industries, Inc. .........         69,863
      7,800   Illinois Tool Works, Inc. ....        444,600
     10,000   Minnesota Mining and
                Manufacturing Company.......        825,000
      4,700   Owens Illinois, Inc.(c).......         54,931
      3,200   Parker-Hannifin Corp. ........        109,600
      4,600   PPG Industries, Inc. .........        203,837
      2,600   Sealed Air Corp.(c)...........        136,175
      4,000   Sherwin-Williams Company......         84,750
      4,000   Textron, Inc. ................        217,250
      1,800   Timken Corp. .................         33,525
     37,500   Tyco International Ltd........      1,776,563
      3,500   USX-US Steel Group............         64,969
                                              -------------
              TOTAL MANUFACTURING...........      8,210,987
                                              -------------

  SHARES                                          VALUE
  ------                                      -------------
              COMMON STOCK (CONTINUED)
              MEDIA -- 1.58%
      7,700   Clear Channel Communications,
                Inc.(c).....................  $     577,500
      2,200   Dow Jones & Company, Inc. ....        161,150
      7,500   Gannett Company, Inc. ........        448,594
      2,400   Knight-Ridder, Inc.(a)........        127,650
     14,500   MediaOne Group, Inc.(c).......        961,550
      1,100   Meredith Corp. ...............         37,125
     27,100   Time Warner, Inc. ............      2,059,600
     30,900   Viacom, Inc. -- Class B(c)....      2,106,994
     47,100   Walt Disney Company...........      1,828,069
                                              -------------
              TOTAL MEDIA...................      8,308,232
                                              -------------
              MEDICAL AND OTHER HEALTH SERVICES -- 0.21%
     11,800   Healthsouth Corp.(c)..........         84,812
      8,100   Tenet Healthcare Corp. .......        218,700
     12,100   The Healthcare Company........        367,538
      3,600   UnitedHealth Group, Inc. .....        308,700
      2,000   Wellpoint Health Networks,
                Inc.(c).....................        144,875
                                              -------------
              TOTAL MEDICAL AND OTHER HEALTH
              SERVICES......................      1,124,625
                                              -------------
              MEDICAL EQUIPMENT AND SUPPLIES -- 1.46%
      2,900   Allergan, Inc. ...............        216,050
      1,500   Bard (C.R.), Inc. ............         72,188
      1,700   Bausch & Lomb, Inc. ..........        131,538
      7,800   Baxter International, Inc. ...        548,437
      5,800   Becton Dickinson & Company....        166,388
      1,800   Biogen, Inc. .................        116,100
      3,500   Biomet, Inc. .................        134,531
      6,800   Guidant Corp.(c)..............        336,600
     41,600   Johnson & Johnson.............      4,238,000
      1,700   Mallinckrodt, Inc. ...........         73,844
     28,400   Medtronic, Inc. ..............      1,414,675
      1,400   PerkinElmer, Inc. ............         92,575
      2,600   St. Jude Medical, Inc.(c).....        119,275
                                              -------------
              TOTAL MEDICAL EQUIPMENT AND
              SUPPLIES......................      7,660,201
                                              -------------
              METALS AND MINING -- 0.27%
     21,016   Alcoa, Inc. ..................        609,464
     10,100   Barrick Gold Corp. ...........        183,694
      4,300   INCO Ltd......................         66,112
      4,400   Newmont Mining Corp. .........         95,150
      2,300   Nucor Corp. ..................         76,331

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                                 JUNE 30, 2000
                                  (UNAUDITED)

  SHARES                                          VALUE
  ------                                      -------------
              COMMON STOCK (CONTINUED)
              METALS AND MINING (CONTINUED)
      8,500   Placer Dome, Inc. ............  $      81,281
     11,200   USX-Marathon Group............        280,700
      2,500   Worthington Industries,
                Inc. .......................         26,250
                                              -------------
              TOTAL METALS AND MINING.......      1,418,982
                                              -------------
              MOTOR VEHICLES -- 0.63%
     33,200   Ford Motor Company............      1,427,600
     23,700   General Motors Corp. .........      1,376,081
      7,800   Harley-Davidson, Inc. ........        300,300
      3,500   Navistar International
                Corp.(c)....................        108,719
      3,300   PACCAR, Inc. .................        130,969
                                              -------------
              TOTAL MOTOR VEHICLES..........      3,343,669
                                              -------------
              OIL AND GAS -- 4.29%
      2,700   Amerada Hess Corp. ...........        166,725
      3,600   Anadarko Petroleum Corp.(a)...        177,525
      4,000   Apache Corp. .................        235,250
      1,600   Ashland, Inc. ................         56,100
      7,800   Baker Hughes, Inc. ...........        249,600
      4,800   Burlington Resources, Inc. ...        183,600
     23,900   Chevron Corp. ................      2,027,019
      5,600   Coastal Corp. ................        340,900
      2,200   Columbia Energy Group.........        144,375
      9,700   Conoco, Inc. -- Class B.......        238,256
     17,300   Enron Corp. ..................      1,115,850
    127,500   Exxon-Mobil Corp. ............     10,008,750
      3,100   Kerr-McGee Corp. .............        182,706
     15,800   Occidental Petroleum Corp. ...        332,788
      9,000   Phillips Petroleum Company....        456,188
      3,500   Rowan Companies, Inc.(c)......        106,312
     62,800   Royal Dutch Petroleum
                Company.....................      3,866,125
      6,300   Schlumberger Ltd..............        470,137
      3,500   Sunoco, Inc. .................        103,031
     21,600   Texaco, Inc. .................      1,150,200
      5,400   Tosco Corp. ..................        152,887
      9,800   Union Pacific Resources
              Group.........................        215,600
      5,400   Unocal Corp. .................        178,875
     10,000   Williams Companies, Inc. .....        416,875
                                              -------------
              TOTAL OIL AND GAS.............     22,575,674
                                              -------------
              PAPER AND FOREST PRODUCTS -- 0.19%
      1,700   Boise Cascade Corp. ..........         43,988
      4,000   Georgia-Pacific Group.........        105,000
      6,610   International Paper Company...        197,052

  SHARES                                          VALUE
  ------                                      -------------
              COMMON STOCK (CONTINUED)
              PAPER AND FOREST PRODUCTS (CONTINUED)
      3,400   Louisiana-Pacific Corp. ......  $      36,975
      3,200   Mead Corp. ...................         80,800
        800   Potlatch Corp. ...............         26,500
      1,700   Temple-Inland, Inc. ..........         71,400
      2,900   Westvaco Corp. ...............         71,956
      7,300   Weyerhaeuser Company..........        313,900
      2,600   Willamette Industries,
                Inc. .......................         70,850
                                              -------------
              TOTAL PAPER AND FOREST
              PRODUCTS......................      1,018,421
                                              -------------
              PHARMACEUTICALS -- 5.06%
     36,900   Abbott Laboratories...........      1,644,356
     15,200   American Home Products
                Corp. ......................        893,000
     22,900   Amgen, Inc.(c)................      1,608,725
     43,800   Bristol-Myers Squibb
                Company.....................      2,551,350
      6,100   Cardinal Health, Inc. ........        451,400
     33,100   Lilly (Eli) & Company.........      3,305,862
     51,000   Merck & Company, Inc. ........      3,907,875
     30,384   Pharmacia Corp. ..............      1,570,473
    184,325   Pfizer, Inc. .................      8,847,600
     34,500   Schering-Plough Corp. ........      1,742,250
      2,200   Watson Pharmaceuticals,
                Inc.(c).....................        118,250
                                              -------------
              TOTAL PHARMACEUTICALS.........     26,641,141
                                              -------------
              PUBLISHING -- 0.12%
      4,700   McGraw-Hill Companies,
                Inc. .......................        253,800
      4,500   New York Times
                Company -- Class A..........        177,750
      1,700   R.R. Donnelley and Sons
                Company.....................         38,356
      5,300   Tribune Company...............        185,500
                                              -------------
              TOTAL PUBLISHING..............        655,406
                                              -------------
              RESTAURANTS -- 0.23%
      3,800   Darden Restaurants, Inc. .....         61,750
     30,300   McDonald's Corp. .............        998,006
      1,700   Tricon Global Restaurants,
                Inc.(c).....................         48,025
      5,200   Wendy's International,
                Inc. .......................         92,625
                                              -------------
              TOTAL RESTAURANTS.............      1,200,406
                                              -------------
              RETAIL -- 2.50%
      3,500   Bed Bath & Beyond, Inc.(c)....        126,875
      6,000   Best Buy Company, Inc.(c).....        379,500
      4,500   Circuit City Stores-Circuit
                City Group..................        149,344

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                                 JUNE 30, 2000
                                  (UNAUDITED)

  SHARES                                          VALUE
  ------                                      -------------
              COMMON STOCK (CONTINUED)
              RETAIL (CONTINUED)
      5,100   Costco Wholesale
                Corp.(a)(c).................  $     168,300
      4,400   CVS Corp. ....................        176,000
      3,906   Dollar General Corp. .........         76,167
      4,800   Federated Department Stores,
                Inc.(c).....................        162,000
      9,700   Gap, Inc. ....................        303,125
      1,600   Harcourt General, Inc. .......         87,000
      7,600   Kohl's Corp.(c)...............        422,750
     18,800   Kroger Company(c).............        414,775
     15,800   Limited (The), Inc.(a)........        341,675
      1,000   Longs Drug Stores Corp. ......         21,750
      3,600   May Department Stores
                Company.....................         86,400
      1,600   Nordstrom, Inc.(a)............         38,600
      5,900   RadioShack Corp. .............        279,512
     11,700   Safeway, Inc.(c)..............        527,962
      8,500   Sears, Roebuck & Company......        277,313
      3,700   SUPERVALU, Inc. ..............         70,531
     14,200   Target Corp. .................        823,600
    130,500   Wal-Mart Stores, Inc. ........      7,520,062
     22,400   Walgreen Company..............        721,000
                                              -------------
              TOTAL RETAIL..................     13,174,241
                                              -------------
              RUBBER PRODUCTS -- 0.01%
      2,400   Cooper Tire & Rubber
                Company.....................         26,700
                                              -------------
              SCIENTIFIC & TECHNICAL INSTRUMENTS -- 0.10%
      1,300   Millipore Corp. ..............         97,988
      6,300   PE Corp.-PE Biosystems
                Group.......................        415,012
                                              -------------
              TOTAL SCIENTIFIC & TECHNICAL
              INSTRUMENTS...................        513,000
                                              -------------
              SEMICONDUCTORS -- 5.84%
      5,400   Advanced Micro Devices,
                Inc.(a)(c)..................        417,150
      7,800   Altera Corp.(c)...............        795,112
     13,400   Analog Devices, Inc.(c).......      1,018,400
     30,000   Applied Materials, Inc.(c)....      2,718,750
      7,400   Conexant System(a)(c).........        359,825
    122,400   Intel Corp. ..................     16,363,350
      7,200   KLA-Tencor Corp.(c)...........        421,650
     10,900   LSI Logic Corp.(c)............        589,963
     12,000   Micron Technology, Inc.(c)....      1,056,750
     50,697   Motorola, Inc. ...............      1,473,382

  SHARES                                          VALUE
  ------                                      -------------
              COMMON STOCK (CONTINUED)
              SEMICONDUCTORS (CONTINUED)
      6,600   National Semiconductor
                Corp.(c)....................  $     374,550
     61,100   Texas Instruments, Inc. ......      4,196,806
     11,700   Xilinx, Inc. (c)..............        965,981
                                              -------------
              TOTAL SEMICONDUCTORS..........     30,751,669
                                              -------------
              TELECOMMUNICATIONS -- 5.21%
      7,500   ALLTELL Corp. ................        464,531
     34,900   AT&T Corp. ...................      1,103,713
     34,300   Bell Atlantic Corp. ..........      1,742,869
     41,800   BellSouth Corp. ..............      1,781,725
     21,800   GTE Corp. ....................      1,357,050
     10,500   Global Crossing, Ltd..........        276,281
     35,800   Lucent Technologies, Inc. ....      2,121,150
     17,800   Nextel Communications,
                Inc. -- Class A(c)..........      1,089,138
    103,200   Nortel Networks Corp.(a)......      7,043,400
     77,100   SBC Communications, Inc. .....      3,334,575
      6,400   Scientific-Atlanta, Inc. .....        476,800
     17,600   Sprint Corp. (FON Group)......        897,600
     20,500   Sprint Corp. (PCS
                Group)(a)(c)................      1,219,750
      9,100   Tellabs, Inc.(c)..............        622,781
     11,300   US WEST, Inc. ................        968,975
     63,500   WorldCom, Inc. (c)............      2,913,063
                                              -------------
              TOTAL TELECOMMUNICATIONS......     27,413,401
                                              -------------
              TOOLS -- 0.04%
      2,000   Black & Decker Corp. .........         78,625
      2,900   Cooper Industries, Inc. ......         94,431
      1,400   Snap-on, Inc. ................         37,275
                                              -------------
              TOTAL TOOLS...................        210,331
                                              -------------
              TOYS -- 0.01%
      4,600   Hasbro, Inc. .................         69,288
                                              -------------
              TRANSPORTATION -- 0.18%
      5,800   AMR Corp.(c)..................        153,338
     11,300   Burlington Northern Santa Fe
                Corp. ......................        259,194
      2,500   Kansas City Southern
                Industries, Inc. ...........        221,719
      2,200   Ryder System, Inc. ...........         41,662
      7,000   Union Pacific Corp. ..........        260,313
                                              -------------
              TOTAL TRANSPORTATION..........        936,226
                                              -------------

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                                 JUNE 30, 2000
                                  (UNAUDITED)

  SHARES                                          VALUE
  ------                                      -------------
              COMMON STOCK (CONTINUED)
              UTILITIES -- 1.05%
     10,800   AES Corp.(c)..................  $     492,750
      4,300   Ameren Corp. .................        145,125
      7,340   American Electric Power
                Company, Inc. ..............        217,447
      4,200   Carolina Power and Light,
                Inc. .......................        134,138
      4,200   CINergy Corp. ................        106,838
      5,700   Consolidated Edison, Inc. ....        168,863
      3,800   Constellation Energy Group....        123,737
      3,900   DTE Energy Company............        119,194
      5,631   Dominion Resources, Inc. .....        241,429
      8,500   Duke Energy Corp. ............        479,188
      3,100   El Paso Energy Corp. .........        157,906
      7,600   Entergy Corp. ................        206,625
      7,400   FirstEnergy Corp. ............        172,975
      2,900   Florida Progress Corp. .......        135,938
      5,600   FPL Group, Inc. ..............        277,200
      3,600   GPU, Inc. ....................         97,425
      2,700   New Century Energies, Inc. ...         81,000
        500   Nicor, Inc. ..................         16,312
      3,600   Northern States Power
                Company.....................         72,675
      5,300   Peco Energy Company...........        213,656
     11,900   PG&E Corp. ...................        293,038
      4,100   PP&L Resources, Inc. .........         89,944
      1,100   Peoples Energy Corp. .........         35,612
      2,400   Pinnacle West Capital
                Corp. ......................         81,300
      4,800   Public Service Enterprise
                Group, Inc. ................        166,200
      8,800   Reliant Energy, Inc. .........        260,150
      7,000   Sempra Energy.................        119,000
     18,100   Southern Company..............        421,956
      7,300   TXU Corp. ....................        215,350
      5,400   Unicom Corp. .................        208,913
                                              -------------
              TOTAL UTILITIES...............      5,551,884
                                              -------------
              TOTAL COMMON STOCK (Cost
              $293,323,602).................    317,097,915
                                              -------------
              PREFERRED STOCK -- 0.23%
              SPECIAL PURPOSE ENTITY
     58,200   Swire Pacific (Cost
                $1,231,563).................      1,182,188
                                              -------------

  SHARES                                          VALUE
  ------                                      -------------
              REGULATED INVESTMENT COMPANIES -- 0.77%
  2,899,793   Janus Money Market Fund(b)....  $   2,899,793
  1,130,919   Merrimac Cash Fund -- Premium
                Class(b)....................      1,130,919
                                              -------------
              TOTAL REGULATED INVESTMENT
              COMPANIES (Cost $4,030,712)...      4,030,712
                                              -------------
 PRINCIPAL
 ---------
              CORPORATE BONDS AND NOTES -- 14.26%
              AUTOMOTIVE PARTS AND EQUIPMENT -- 0.04%
$   250,000   Sanluis Corp., 8.875%,
                03/18/08....................        226,931
                                              -------------
              BANKS -- 2.07%
    250,000   Cho Hung Bank -- 144A, 11.50%,
                04/01/10....................        240,625
  6,000,000   First Chicago Master Trust,
                Series 96-Q, Floating Rate,
                6.78%(++), 04/15/03.........      6,006,180
    230,000   Hanvit Bank, 11.75%,
                03/01/10....................        222,525
  1,500,000   Standard Chartered -- 144A,
                PLC, Floating Rate,
                5.8375%(++), 12/31/49.......      1,003,596
  3,500,000   Wachovia Corp., 6.70%,
                06/21/04....................      3,415,104
                                              -------------
              TOTAL BANKS...................     10,888,030
                                              -------------
              CHEMICALS -- 0.14%
    700,000   Sterling Chemicals, Series B,
                12.375%, 07/15/06...........        710,500
                                              -------------
              COMPUTERS AND OFFICE EQUIPMENT -- 0.66%
  3,500,000   Sun Microsystems, Inc., 7.50%,
                08/15/06....................      3,493,052
                                              -------------
              CONSTRUCTION -- 0.15%
    600,000   D.R. Horton, Inc., 8.00%,
                12/01/09....................        522,000
    300,000   Kaufman & Broad Home Corp.,
                9.625%, 11/15/06............        285,750
                                              -------------
              TOTAL CONSTRUCTION............        807,750
                                              -------------
              CONSUMER GOODS AND SERVICES -- 0.14%
    750,000   Scotts Company, 8.625%,
                01/15/09....................        720,000
                                              -------------
              ENVIRONMENTAL MANAGEMENT SERVICES -- 0.30%
    600,000   Allied Waste North America,
                7.875%, 01/01/09............        511,500
  1,150,000   Waste Management, Inc., 4.00%,
                02/01/02....................      1,066,625
                                              -------------
              TOTAL ENVIRONMENTAL MANAGEMENT
              SERVICES......................      1,578,125
                                              -------------

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                                 JUNE 30, 2000
                                  (UNAUDITED)

 PRINCIPAL                                        VALUE
 ---------                                    -------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              FINANCE -- 4.86%
$ 4,000,000   Bear Stearns Company, Inc.,
                Floating Rate, 7.125%(++),
                03/28/03....................  $   3,992,952
  4,000,000   Deutsche Floorplan Receivables
                Master Trust, Floating Rate,
                6.8213%(++), 04/15/05.......      3,998,875
  2,000,000   Ford Motor Credit Company,
                Floating Rate, 6.9675%(++),
                03/17/03(a).................      1,997,460
  2,000,000   MBNA Corp., 6.963%,
                09/12/02....................      1,955,500
    700,000   MBNA Corp., 6.7075%,
                07/15/05....................        698,469
  4,000,000   Medallion Trust, Floating
                Rate, 6.5088%(++),
                07/12/31....................      4,000,200
  5,000,000   SLM Student Loan Trust,
                2000-A1L, Floating Rate,
                6.34%(++), 10/27/08.........      4,997,400
  3,944,202   Washington Mutual, Floating
                Rate, 6.90%(++), 06/25/24...      3,945,682
                                              -------------
              TOTAL FINANCE.................     25,586,538
                                              -------------
              LEISURE AND RECREATION -- 0.31%
    350,000   Harrah's Operating Co., Inc.,
                7.875%, 12/15/05............        329,000
    350,000   Hollywood Park, Inc., 9.25%,
                02/15/07....................        348,250
    350,000   Mandalay Resort Group, 9.25%,
                12/01/05(a).................        337,750
    625,000   MGM Grand, Inc., 9.75%,
                06/01/07....................        637,500
                                              -------------
              TOTAL LEISURE AND
              RECREATION....................      1,652,500
                                              -------------
              MANUFACTURING -- 0.31%
    600,000   AK Steel Corp., 7.875%,
                02/15/09....................        532,500
    600,000   American Standard, Inc.,
                7.375%, 02/01/08............        543,000
    600,000   Flag Limited, 8.25%,
                01/30/08....................        534,000
                                              -------------
              TOTAL MANUFACTURING...........      1,609,500
                                              -------------
              MEDIA -- 0.98%
    300,000   Cablevision SA, 13.75%,
                04/30/07....................        279,000
    300,000   Multicanal SA, 13.125%,
                04/15/09....................        288,000
    500,000   Price Communications Wire,
                9.125%, 12/15/06............        505,000
    350,000   Sinclair Broadcast Group,
                9.00%, 07/15/07.............        314,125

 PRINCIPAL                                        VALUE
 ---------                                    -------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              MEDIA (CONTINUED)
$ 3,500,000   Walt Disney Company, 6.75%,
                03/30/06....................  $   3,425,898
    350,000   Young Broadcasting, Inc.,
              8.75%, 06/15/07...............        322,000
                                              -------------
              TOTAL MEDIA...................      5,134,023
                                              -------------
              MEDICAL AND OTHER HEALTH SERVICES -- 0.07%
    350,000   Tenet Healthcare Corp., 9.25%
                09/01/10....................        352,625
                                              -------------
              METAL & GLASS CONTAINERS -- 0.05%
    300,000   Owens-Illinois, Inc., 7.85%,
                05/15/04....................        284,857
                                              -------------
              OIL & GAS -- 0.12%
    625,000   R&B Falcon Corp., 9.50%,
                12/15/08....................        628,125
                                              -------------
              PRIVATE ASSET BACKED: CREDIT CARDS -- 1.52%
  4,000,000   BA Master Credit Card Trust,
                Floating Rate, 6.76%(++),
                04/15/05....................      4,003,040
  4,000,000   Fleet Credit Card Master
                Trust, Floating Rate,
                6.73%(++), 05/15/04.........      4,002,880
                                              -------------
              TOTAL PRIVATE ASSET BACKED:
              CREDIT CARDS..................      8,005,920
                                              -------------
              PRIVATE ASSET BACKED: FINANCE -- 1.01%
  3,500,000   GMAC Commercial Mortgage
                Securities, Inc., 6.625%,
                10/20/03....................      3,414,086
  2,000,000   L.A. Arena Funding, LLC,
                7.656%, 12/15/21............      1,882,500
                                              -------------
              TOTAL PRIVATE ASSET BACKED:
              FINANCE.......................      5,296,586
                                              -------------
              RETAIL -- 0.11%
    600,000   K-Mart Corp., 8.375%,
                12/01/04....................        572,713
                                              -------------
              SPECIAL PURPOSE ENTITY -- 0.65%
  3,500,000   Duke Capital Corp., 7.50%,
                10/01/09....................      3,443,573
                                              -------------
              TELECOMMUNICATIONS -- 0.65%
    200,000   Alestra SA, 12.625%,
                05/15/09....................        180,750
    350,000   Globo Communicacoes, 10.50%,
                12/20/06....................        303,081
    350,000   KPN/Qwest BV, 144A, 8.125%,
                06/01/09....................        329,000
    500,000   McLeodUSA, Inc., 9.25%,
                07/15/07....................        482,500

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                                 JUNE 30, 2000
                                  (UNAUDITED)

 PRINCIPAL                                        VALUE
 ---------                                    -------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              TELECOMMUNICATIONS (CONTINUED)
$   350,000   NTL, Inc., 10.00%, 02/15/07...  $     330,750
    600,000   Nextel Communications, 0.00%,
                10/31/07....................        445,500
    250,000   Nuevo Grupo Iusacell SA,
                14.25%, 12/01/06............        261,250
    200,000   Philippine Long Distance
                Telephone, 10.50%,
                04/15/09....................        197,803
    250,000   PTC International Finance,
                11.25%, 12/01/09............        253,750
    170,000   Slovak Wireless SA -- 144A,
                11.25%, 03/30/07............        163,623
    500,000   Williams Communications Group,
                Inc., 10.875%, 10/01/09.....        488,750
                                              -------------
              TOTAL TELECOMMUNICATIONS......      3,436,757
                                              -------------
              UTILITIES -- 0.12%
    625,000   AES Corp., 9.50%, 06/01/09....        612,500
                                              -------------
              TOTAL CORPORATES BOND AND
              NOTES (Cost $75,949,033)......     75,040,605
                                              -------------
              FOREIGN GOVERNMENT BONDS AND NOTES -- 3.30%
    240,000   Argentina, 7.375%, 03/31/05...        219,656
    329,000   Federative Republic of Brazil,
                7.375%, 04/15/06............        300,212
    985,127   Federative Republic of Brazil,
                8.00%, 04/15/14.............        725,333
    500,000   Federative Republic of Brazil,
                7.375%, 04/15/24............        395,000
    200,000   Kingdom of Morocco, Floating
                Rate, 7.75%(++), 01/01/09...        178,880
    200,000   Republic of Argentina, 11.75%,
                04/07/09....................        186,000
  2,300,000   Republic of Austria, 3.40%,
                10/20/04....................      2,047,336
    750,000   Republic of Bulgaria, Series
                A, 2.75%, 07/28/12..........        552,188
  2,100,000   Republic of France O.A.T.,
                5.50%, 10/25/07.............      2,037,193
    200,000   Republic of Panama, 4.25%,
                07/17/14....................        159,452
    400,000   Republic of Philippines,
                9.875%, 01/15/19............        327,000
    535,710   Republic of Venezuela, 7.875%,
                12/18/07....................        437,273
    600,000   Russia Federation, 10.00%,
                06/26/07....................        459,000

 PRINCIPAL                                        VALUE
 ---------                                    -------------
              FOREIGN GOVERNMENT BONDS AND NOTES
                (CONTINUED)
$   600,000   Russia Federation, 12.75%,
                06/24/28....................  $     517,308
    200,000   South Africa Republic, 9.125%,
                05/19/09....................        196,050
  4,014,750   United Kingdom Treasury,
                6.50%, 12/07/03.............      4,090,066
  3,636,000   United Kingdom Treasury,
                8.50%, 12/07/05.............      4,118,414
    500,000   United Mexican States, Series
                A, 6.25%, 12/31/19..........        417,500
                                              -------------
              TOTAL FOREIGN GOVERNMENT BONDS
              AND NOTES (Cost
              $17,168,823)..................     17,363,861
                                              -------------
              US GOVERNMENT SECURITIES -- 10.56%
              US TREASURY BOND -- 2.87%
 15,020,000   6.25%, 08/15/23...............     15,113,875
                                              -------------
              US TREASURY NOTES -- 7.69%
 18,000,000   5.50%, 02/28/03(a)............     17,611,884
 21,800,000   7.50%, 02/15/05(a)............     22,862,750
                                              -------------
              TOTAL US TREASURY NOTES.......     40,474,634
                                              -------------
              TOTAL US GOVERNMENT SECURITIES
              (Cost $55,568,663)............     55,588,509
                                              -------------
              US GOVERNMENT AGENCY SECURITIES -- 16.99%
              FANNIE MAE -- 7.55%
  8,910,000   TBA, 6.00%, 07/01/30..........      8,147,081
 11,000,000   TBA, 6.50%, 07/01/30..........     10,364,068
 22,000,000   TBA, 7.00%, 07/01/30..........     21,223,136
                                              -------------
              TOTAL FANNIE MAE..............     39,734,285
                                              -------------
              FREDDIE MAC -- 1.83%
 10,000,000   6.625%, 09/15/09..............      9,644,000
                                              -------------
              GOVERNMENT NATIONAL MORTGAGE
                ASSOCIATION -- 7.61%
  7,591,215   PL# 780743, 8.00%, 12/15/26...      7,676,222
  8,800,000   TBA, 6.50%, 07/15/30..........      8,346,254
 12,000,000   TBA, 7.00%, 07/15/30..........     11,662,500
 10,500,000   TBA, 7.50%, 07/15/30..........     10,421,250
  1,900,000   TBA, 8.00%, 07/15/30..........      1,919,593
                                              -------------
              TOTAL GOVERNMENT NATIONAL
              MORTGAGE ASSOCIATION..........     40,025,819
                                              -------------
              TOTAL US GOVERNMENT AGENCY
              SECURITIES (Cost
              $89,352,087)..................     89,404,104
                                              -------------

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                                 JUNE 30, 2000
                                  (UNAUDITED)

 PRINCIPAL                                        VALUE
 ---------                                    -------------
              TIME DEPOSITS -- 2.94%
$ 1,496,795   Bank of Montreal, 6.90%,
                07/05/00(b).................  $   1,496,795
  6,177,153   BNP Paribas, 6.75%,
                07/05/00(b).................      6,177,153
  2,397,811   Fleet National Bank, 7.125%,
                10/31/00(b).................      2,397,811
  1,796,153   Royal Bank of Scotland, 6.70%,
                07/05/00(b).................      1,796,153
  3,592,306   Royal Bank of Scotland, 6.85%,
                07/05/00(b).................      3,592,306
                                              -------------
              TOTAL TIME DEPOSITS (Cost
              $15,460,218)..................     15,460,218
                                              -------------
              SHORT TERM CORPORATE NOTES -- 4.81%
  2,000,000   Bank of America, Floating
                Rate, 6.67%(++),
                03/22/01(b).................      2,000,000
  2,141,555   Bank of Montreal, Floating
                Rate, 6.63%(++),
                08/16/00(b).................      2,141,555
  1,159,915   First Union National Bank,
                Floating Rate, 6.90%(++),
                05/09/01(b).................      1,159,915
 11,000,000   JP Morgan Securities, Inc.,
                Floating Rate, 7.23%(++),
                07/07/00(b).................     11,000,000
  1,000,000   Morgan Stanley Dean Witter &
                Company, Floating Rate,
                7.225%(++), 10/06/00(b).....      1,000,000
  8,000,000   Prudential Securities, Inc.,
                Floating Rate, 7.40%(++),
                12/08/00(b).................      8,000,000
                                              -------------
              TOTAL SHORT TERM CORPORATE
              NOTES (Cost $25,301,470)......     25,301,470
                                              -------------
              COMMERCIAL PAPER -- 1.89%
 10,000,000   Associates Financial Services,
                6.60%, 07/17/00 (Cost
                $9,970,666).................      9,970,666
                                              -------------
              SHORT TERM US GOVERNMENT
              AGENCY SECURITIES -- 4.74%
              FANNIE MAE -- 3.80%
 20,000,000   6.40%, 07/05/00...............     19,985,778
                                              -------------
              FEDERAL HOME LOAN BANK -- 0.94%
  5,000,000   6.47%, 07/26/00...............      4,977,535
                                              -------------
              TOTAL SHORT TERM US GOVERNMENT
              AGENCY SECURITIES (Cost
              $24,963,313)..................     24,963,313
                                              -------------

 PRINCIPAL                                        VALUE
 ---------                                    -------------
              SHORT TERM US GOVERNMENT SECURITY -- 0.02%
              US TREASURY BILL
$   100,000   6.135%, 11/09/00 (Cost
                $97,767)....................  $      97,767
                                              -------------
              TOTAL SECURITIES (Cost
              $612,417,917).................    635,501,328
                                              -------------
              REPURCHASE AGREEMENT -- 1.44%
  7,576,928   With Investors Bank & Trust,
                dated 06/30/00, 6.03%, due
                07/03/00, repurchase
                proceeds at maturity
                $7,580,736 (Collateralized
                by Freddie Mac, 7.00%, due
                06/15/11, with a value of
                $7,955,775) (Cost
                $7,576,928).................      7,576,928
                                              -------------
              Total Investments -- 122.21%
              (Cost $619,994,845)...........    643,078,256
              Liabilities less other
              assets -- (22.21)%............   (116,859,908)
                                              -------------
              NET ASSETS -- 100.00%.........  $ 526,218,348
                                              =============


The aggregate cost of securities for federal income tax
purposes at June 30, 2000 is $619,994,845.
    Gross unrealized appreciation........  $   41,816,813
    Gross unrealized depreciation........     (18,733,402)
                                           --------------
    Net unrealized appreciation..........  $   23,083,411
                                           ==============

---------------
(a)    All or part of this security is on loan.
(b)    Collateral for securities on loan.
(c)    Non-income producing security.
(ADR) American Depository Receipt.
(++) This interest rate is subject to change monthly based on the London Interbank Offered Rate ("LIBOR"). The rate shown was in effect at June 30, 2000.

                       See notes to financial statements.

                            VALUE & INCOME PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 2000
                                  (UNAUDITED)

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK -- 97.18%
              AEROSPACE -- 3.02%
    159,600   Boeing Company...............  $    6,673,275
    199,900   Northrop Grumman Corp. ......      13,243,375
     90,000   Textron, Inc. ...............       4,888,125
    150,000   United Technologies Corp. ...       8,831,250
                                             --------------
              TOTAL AEROSPACE..............      33,636,025
                                             --------------
              APPAREL -- 0.48%
    226,000   V.F. Corp. ..................       5,381,625
                                             --------------
              AUTOMOBILES -- 1.77%
    384,200   Ford Motor Company...........      16,520,600
     54,963   General Motors Corp. ........       3,191,289
                                             --------------
              TOTAL AUTOMOBILES............      19,711,889
                                             --------------
              AUTOMOTIVE EQUIPMENT -- 0.53%
    261,600   Genuine Parts Company........       5,232,000
     50,305   Visteon Corp.(c).............         609,943
                                             --------------
              TOTAL AUTOMOTIVE EQUIPMENT...       5,841,943
                                             --------------
              BANKS -- 8.22%
    421,800   Bank of America Corp. .......      18,137,400
    140,000   Bank of New York Companies,
                Inc. ......................       6,510,000
    333,500   Bank One Corp. ..............       8,858,594
    167,850   Chase Manhattan Corp. .......       7,731,591
    100,000   Fleet Boston Financial
                Corp. .....................       3,400,000
     66,800   J.P. Morgan & Company........       7,356,350
    387,100   KeyCorp......................       6,822,638
     70,000   Mellon Financial Corp. ......       2,550,625
    408,400   National City Corp.(a).......       6,968,325
    309,800   Regions Financial Corp. .....       6,157,275
    253,600   Summit Bancorp...............       6,244,900
    275,400   Wells Fargo & Company........      10,671,750
                                             --------------
              TOTAL BANKS..................      91,409,448
                                             --------------
              CHEMICALS -- 2.98%
     13,600   Air Products & Chemicals,
                Inc. ......................         419,050
    118,800   Cabot Corp. .................       3,237,300
    302,400   Dow Chemical Company.........       9,128,700
     95,000   du Pont (E.I.) de Nemours....       4,156,250
    143,900   Eastman Chemical Company.....       6,871,225
     61,300   FMC Corp.(c).................       3,555,400
    106,400   Lubrizol Corp. ..............       2,234,400
     70,500   Union Carbide Corp. .........       3,489,750
                                             --------------
              TOTAL CHEMICALS..............      33,092,075
                                             --------------

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              COMPUTERS AND OFFICE EQUIPMENT -- 1.64%
     12,000   Compaq Computer Corp. .......  $      306,750
     26,600   Hewlett-Packard Company......       3,321,675
    115,000   Pitney Bowes, Inc. ..........       4,600,000
    102,400   Tech Data Corp.(c)...........       4,460,800
    270,000   Xerox Corp. .................       5,602,500
                                             --------------
              TOTAL COMPUTERS AND OFFICE
              EQUIPMENT....................      18,291,725
                                             --------------
              CONSTRUCTION -- 0.25%
    116,600   Centex Corp. ................       2,740,100
                                             --------------
              CONSUMER GOODS AND SERVICES -- 6.08%
    220,000   Avon Products, Inc. .........       9,790,000
     80,000   Colgate-Palmolive Company....       4,790,000
    231,800   Dana Corp. ..................       4,911,263
    221,775   Fort James Corp. ............       5,128,547
    420,000   General Electric Company.....      22,260,000
     95,000   Kimberly-Clark Corp. ........       5,450,625
    279,200   Leggett & Platt, Inc. .......       4,606,800
    115,200   Newell Rubbermaid, Inc.(a)...       2,966,400
     45,000   Procter & Gamble Company.....       2,576,250
    111,000   Whirlpool Corp. .............       5,175,375
                                             --------------
              TOTAL CONSUMER GOODS AND
              SERVICES.....................      67,655,260
                                             --------------
              ELECTRONICS -- 2.23%
    176,800   Arrow Electronics, Inc.(c)...       5,480,800
     86,200   Avnet, Inc. .................       5,107,350
     80,000   Eaton Corp. .................       5,360,000
    110,000   Emerson Electric Company.....       6,641,250
    113,800   Thomas & Betts Corp. ........       2,176,425
                                             --------------
              TOTAL ELECTRONICS............      24,765,825
                                             --------------
              FINANCIAL SERVICES -- 5.37%
    485,100   Citigroup, Inc. .............      29,227,275
    204,100   Fannie Mae...................      10,651,469
    134,500   MBIA, Inc. ..................       6,481,219
     57,400   Morgan Stanley Dean Witter &
                Company....................       4,778,550
    296,300   Washington Mutual, Inc.(a)...       8,555,662
                                             --------------
              TOTAL FINANCIAL SERVICES.....      59,694,175
                                             --------------
              FOOD & BEVERAGES -- 2.19%
     40,000   Coca-Cola Company............       2,297,500
    372,400   ConAgra, Inc. ...............       7,098,875
    208,400   IBP, Inc. ...................       3,217,175

                       See notes to financial statements.

                            VALUE & INCOME PORTFOLIO

                                 JUNE 30, 2000
                                  (UNAUDITED)

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              FOOD & BEVERAGES (CONTINUED)
     65,000   Pepsico, Inc. ...............  $    2,888,438
    274,200   SUPERVALU, Inc. .............       5,226,938
    418,800   Tyson Foods, Inc. -- Class
                A..........................       3,664,500
                                             --------------
              TOTAL FOOD & BEVERAGES.......      24,393,426
                                             --------------
              INSURANCE -- 4.38%
     64,600   Aetna, Inc. .................       4,146,512
    141,500   American General Corp. ......       8,631,500
     79,600   American International Group,
                Inc. ......................       9,353,000
    174,100   Chubb Corp. .................      10,707,150
     65,000   CIGNA Corp. .................       6,077,500
     60,000   Lincoln National Corp. ......       2,167,500
    224,600   St. Paul Companies, Inc. ....       7,664,475
                                             --------------
              TOTAL INSURANCE..............      48,747,637
                                             --------------
              MACHINERY -- 0.94%
    135,000   Caterpillar, Inc. ...........       4,573,125
    160,000   Deere & Company..............       5,920,000
                                             --------------
              TOTAL MACHINERY..............      10,493,125
                                             --------------
              MANUFACTURING -- 2.28%
    139,000   American Standard Company,
                Inc.(c)....................       5,699,000
    130,000   Honeywell International,
                Inc. ......................       4,379,375
    112,800   Minnesota Mining &
                Manufacturing Company......       9,306,000
    172,200   Owens-Illinois, Inc.(c)......       2,012,587
    192,600   Sonoco Products Company......       3,960,337
                                             --------------
              TOTAL MANUFACTURING..........      25,357,299
                                             --------------
              MEDICAL PRODUCTS -- 1.83%
    115,000   Baxter International,
                Inc. ......................       8,085,937
    120,000   Johnson & Johnson, Inc. .....      12,225,000
                                             --------------
              TOTAL MEDICAL PRODUCTS.......      20,310,937
                                             --------------
              METALS AND MINING -- 0.57%
    220,000   Alcoa, Inc. .................       6,380,000
                                             --------------
              OIL AND GAS -- 19.72%
    104,100   Amerada Hess Corp. ..........       6,428,175
    200,000   Baker Hughes, Inc. ..........       6,400,000
    200,000   BP Amoco PLC (ADR)...........      11,312,500
    140,000   Burlington Resources,
                Inc. ......................       5,355,000
    229,100   Chevron Corp. ...............      19,430,544

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              OIL AND GAS (CONTINUED)
    337,700   Conoco, Inc. -- Class B......  $    7,429,400
    165,000   Diamond Offshore Drilling,
                Inc.(a)....................       5,795,625
    195,000   El Paso Energy Corp. ........       9,932,812
    140,000   Enron Corp. .................       9,030,000
    668,400   Exxon-Mobil Corp. ...........      52,469,400
    140,000   Halliburton Company..........       6,606,250
    100,000   Kerr-McGee Corp. ............       5,893,750
    321,100   Occidental Petroleum
                Corp. .....................       6,763,169
    255,200   Phillips Petroleum Company...      12,935,450
    115,000   Royal Dutch Petroleum
                Company....................       7,079,687
     80,000   Schlumberger, Ltd.(a)........       5,970,000
    292,800   Texaco, Inc. ................      15,591,600
    200,000   Tidewater, Inc. .............       7,200,000
    226,000   Unocal Corp. ................       7,486,250
    245,000   Williams Companies, Inc. ....      10,213,438
                                             --------------
              TOTAL OIL AND GAS............     219,323,050
                                             --------------
              PAPER AND FOREST PRODUCTS -- 3.06%
    105,000   Bowater, Inc. ...............       4,633,125
    145,000   Georgia-Pacific Group........       3,806,250
    368,800   International Paper
                Company....................      10,994,850
    139,350   Temple Inland, Inc. .........       5,852,700
    197,500   Westvaco Corp. ..............       4,900,469
     90,000   Weyerhauser Company..........       3,870,000
                                             --------------
              TOTAL PAPER AND FOREST
              PRODUCTS.....................      34,057,394
                                             --------------
              PHARMACEUTICALS -- 7.44%
    175,000   Abbott Laboratories..........       7,798,437
    170,000   American Home Products
                Corp. .....................       9,987,500
    150,000   Bristol-Myers Squibb
                Company....................       8,737,500
    115,000   Lilly (Eli) & Company........      11,485,625
    145,000   Merck & Company, Inc. .......      11,110,625
    220,000   Pfizer, Inc. ................      10,560,000
    165,000   Pharmacia Corp. .............       8,528,437
    140,000   Schering-Plough Corp. .......       7,070,000
    115,000   SmithKline Beecham PLC
                (ADR)......................       7,496,562
                                             --------------
              TOTAL PHARMACEUTICALS........      82,774,686
                                             --------------
              PUBLISHING -- 0.44%
     90,000   McGraw-Hill Companies,
                Inc. ......................       4,860,000
                                             --------------

                       See notes to financial statements.

                            VALUE & INCOME PORTFOLIO

                                 JUNE 30, 2000
                                  (UNAUDITED)

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              REAL ESTATE INVESTMENT TRUSTS -- 1.49%
    115,000   Boston Properties, Inc. .....  $    4,441,875
    190,000   Crescent Real Estate Equity
                Company....................       3,895,000
    150,000   Equity Office Properties.....       4,134,375
     90,000   Equity Residential
                Properties.................       4,140,000
                                             --------------
              TOTAL REAL ESTATE INVESTMENT
              TRUSTS.......................      16,611,250
                                             --------------
              RECREATION AND LEISURE -- 0.25%
     71,100   The Walt Disney Company......       2,759,569
                                             --------------
              RETAIL -- 1.11%
    184,900   Federated Department Stores,
                Inc.(c)....................       6,240,375
    244,600   May Department Stores
                Company....................       5,870,400
      5,700   Sears, Roebuck & Company.....         185,963
                                             --------------
              TOTAL RETAIL.................      12,296,738
                                             --------------
              RUBBER PRODUCTS -- 0.56%
    148,900   Cooper Tire & Rubber
                Company....................       1,656,512
    227,000   Goodyear Tire & Rubber
                Company....................       4,540,000
                                             --------------
              TOTAL RUBBER PRODUCTS........       6,196,512
                                             --------------
              TELECOMMUNICATIONS -- 8.36%
    407,500   AT & T Corp. ................      12,887,188
    259,950   Bell Atlantic Corp. .........      13,208,709
    300,500   BellSouth Corp. .............      12,808,813
    292,300   GTE Corp. ...................      18,195,675
     77,400   Motorola, Inc. ..............       2,249,437
    396,000   SBC Communications, Inc. ....      17,127,000
    130,000   Sprint Corp. (FON Group).....       6,630,000
    115,000   US West, Inc.(a).............       9,861,250
                                             --------------
              TOTAL TELECOMMUNICATIONS.....      92,968,072
                                             --------------
              TOBACCO -- 1.00%
    417,100   Philip Morris Companies,
                Inc. ......................      11,079,219
                                             --------------
              TOOLS -- 0.53%
    181,700   Cooper Industries, Inc. .....       5,916,606
                                             --------------
              TRANSPORTATION -- 1.40%
    123,000   Burlington Northern Santa Fe
                Corp. .....................       2,821,312
     19,500   CSX Corp. ...................         413,156

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              TRANSPORTATION (CONTINUED)
    384,500   Norfolk Southern Corp. ......  $    5,719,438
    176,800   Union Pacific Corp. .........       6,574,750
                                             --------------
              TOTAL TRANSPORTATION.........      15,528,656
                                             --------------
              UTILITIES: ELECTRIC -- 7.06%
    216,900   Allegheny Energy, Inc. ......       5,937,637
    195,500   Ameren Corp.(a)..............       6,598,125
    216,300   American Electric Power
                Company, Inc.(a)...........       6,407,888
    251,100   Cinergy Corp. ...............       6,387,356
    208,500   Consolidated Edison, Inc. ...       6,176,813
    140,000   Duke Energy Corp. ...........       7,892,500
    268,000   FirstEnergy Corp. ...........       6,264,500
    180,000   KeySpan Corp. ...............       5,535,000
    108,200   New Century Energies,
                Inc. ......................       3,246,000
     64,725   Northern States Power
                Company....................       1,306,636
    291,000   PG&E Corp. ..................       7,165,875
    167,400   Puget Sound Energy,
                Inc.(a)....................       3,567,713
    316,300   Southern Company.............       7,373,744
    235,700   Wisconsin Energy Corp. ......       4,669,806
                                             --------------
              TOTAL UTILITIES..............      78,529,593
                                             --------------
              TOTAL COMMON STOCK (Cost
              $1,050,435,028)..............   1,080,803,859
                                             --------------
              REGULATED INVESTMENT COMPANIES -- 0.27%
  2,133,930   Janus Money Market Fund(b)...       2,133,930
    832,233   Merrimac Cash Fund -- Premium
                Class(b)...................         832,233
                                             --------------
              TOTAL REGULATED INVESTMENT
              COMPANIES (Cost
              $2,966,163)..................       2,966,163
                                             --------------
 PRINCIPAL
 ---------
              COMMERCIAL PAPER -- 1.83%
$ 7,709,000   Bell Atlantic Corp., 6.52%,
                07/24/00...................       7,676,888
  2,993,000   Conagra, Inc., 6.95%,
                07/07/00...................       2,989,533
  8,000,000   Delphi Auto Systems Corp.,
                6.78%, 07/07/00............       7,990,960
  1,700,000   General Electric Capital
                Company, 6.50%, 07/03/00...       1,699,386
                                             --------------
              TOTAL COMMERCIAL PAPER (Cost
              $20,356,767).................      20,356,767
                                             --------------

                       See notes to financial statements.

                            VALUE & INCOME PORTFOLIO

                                 JUNE 30, 2000
                                  (UNAUDITED)

 PRINCIPAL                                       VALUE
 ---------                                   --------------
              TIME DEPOSITS -- 0.96%
$ 1,977,360   Bank of Montreal, 6.59%,
                07/05/00(b)................  $    1,977,360
    624,809   Bank of Montreal, 6.90%,
                07/05/00(b)................         624,809
  1,453,008   BNP Paribas, 6.75%,
                07/05/00(b)................       1,453,008
  4,379,883   Fleet National Bank, 7.125%,
                10/31/00(b)................       4,379,883
    749,771   Royal Bank of Scotland,
                6.70%, 07/05/00(b).........         749,771
  1,499,541   Royal Bank of Scotland,
                6.85%, 07/05/00(b).........       1,499,541
                                             --------------
              TOTAL TIME DEPOSITS (Cost
              $10,684,372).................      10,684,372
                                             --------------
              SHORT TERM CORPORATE NOTES -- 0.12%
    573,427   Bank of Montreal, Floating
                Rate, 6.63%(++),
                08/16/00(b)................         573,427
    820,899   First Union National Bank,
                Floating Rate, 6.90%(++),
                05/09/01(b)................         820,899
                                             --------------
              TOTAL SHORT TERM CORPORATE
              NOTES (Cost $1,394,326)......       1,394,326
                                             --------------
              TOTAL SECURITIES (Cost
              $1,085,836,656)..............   1,116,205,487
                                             --------------
              REPURCHASE AGREEMENTS -- 1.60%
  7,761,296   With Investors Bank & Trust,
                dated 06/30/00, 6.03%, due
                07/03/00, repurchase
                proceeds at maturity
                $7,765,196 (Collateralized
                by Freddie Mac, 5.66%, due
                12/15/08, with a value of
                $8,149,361)................       7,761,296

 PRINCIPAL                                       VALUE
 ---------                                   --------------
              REPURCHASE AGREEMENTS (CONTINUED)
$10,000,000   With Morgan Stanley Dean
                Witter & Company, dated
                06/30/00, 7.23%, due
                07/03/00, repurchase
                proceeds at maturity
                $10,006,025 (Collateralized
                by Star Bank N.A., 6.375%,
                due 03/01/04, with a value
                of $1,204,188, Bank of
                America Corp., 10.20%, due
                07/15/15, with a value of
                $10,255,192)(b)............  $   10,000,000
                                             --------------
              TOTAL REPURCHASE AGREEMENTS
              (Cost $17,761,296)...........      17,761,296
                                             --------------
              Total Investments -- 101.96%
              (Cost $1,103,597,952)........   1,133,966,783
              Liabilities less other
              assets -- (1.96)%............     (21,837,060)
                                             --------------
              NET ASSETS -- 100.00%........  $1,112,129,723
                                             ==============


The aggregate cost of securities for federal income tax
purposes at June 30, 2000 is $1,103,597,952.
The following amount is based on cost for federal income
tax purposes:
    Gross unrealized appreciation........  $  115,932,313
    Gross unrealized depreciation........     (85,563,482)
                                           --------------
    Net unrealized appreciation..........  $   30,368,831
                                           ==============

---------------
(a)    All or part of this security is on loan.
(b)    Collateral for securities on loan.
(c)    Non-income producing security.
(ADR) American Depository Receipts
(++) This interest rate is subject to change monthly based on the London Interbank Offered Rate ("LIBOR"). The rate shown was in effect at June 30, 2000.

                       See notes to financial statements.

                             EQUITY VALUE PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 2000
                                  (UNAUDITED)

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK -- 97.70%
              AEROSPACE -- 1.15%
     47,400   Boeing Company.................  $  1,981,912
                                               ------------
              APPAREL -- 0.93%
     67,100   V.F. Corp. ....................     1,597,819
                                               ------------
              AUTOMOBILES -- 2.04%
     81,700   Ford Motor Company.............     3,513,100
                                               ------------
              AUTOMOTIVE PRODUCTS -- 1.99%
     82,600   Dana Corp. ....................     1,750,087
     77,700   Genuine Parts Company..........     1,554,000
     10,697   Visteon Corp. .................       129,704
                                               ------------
              TOTAL AUTOMOTIVE PRODUCTS......     3,433,791
                                               ------------
              BANKS -- 11.55%
    102,000   Bank of America Corp. .........     4,386,000
    107,500   Bank One Corp. ................     2,855,469
      9,750   Chase Manhattan Corp. .........       449,109
    115,000   KeyCorp........................     2,026,875
    134,400   National City Corp.(c).........     2,293,200
     92,100   Regions Financial Corp. .......     1,830,487
     75,400   Summit Bancorp.................     1,856,725
     95,800   Washington Mutual, Inc. .......     2,766,225
     37,300   Wells Fargo & Company..........     1,445,375
                                               ------------
              TOTAL BANKS....................    19,909,465
                                               ------------
              CHEMICALS -- 4.30%
     41,100   Cabot Corp. ...................     1,119,975
     49,800   Dow Chemical Company...........     1,503,337
     42,700   Eastman Chemical Company.......     2,038,925
     18,200   FMC Corp.(c)...................     1,055,600
     31,600   Lubrizol Corp. ................       663,600
     20,900   Union Carbide Corp. ...........     1,034,550
                                               ------------
              TOTAL CHEMICALS................     7,415,987
                                               ------------
              COMPUTERS AND OFFICE EQUIPMENT -- 0.77%
     30,400   Tech Data Corp.(c).............     1,324,300
                                               ------------
              CONSUMER GOODS AND SERVICES -- 2.20%
     83,000   Leggett & Platt, Inc. .........     1,369,500
     34,200   Newell Rubbermaid, Inc.(a).....       880,650
     32,900   Whirlpool Corp. ...............     1,533,962
                                               ------------
              TOTAL CONSUMER GOODS AND
              SERVICES.......................     3,784,112
                                               ------------
              CONSTRUCTION -- 0.47%
     34,700   Centex Corp. ..................       815,450
                                               ------------

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK (CONTINUED)
              ELECTRONICS -- 2.32%
     59,400   Arrow Electronics, Inc.(c).....  $  1,841,400
     25,600   Avnet, Inc. ...................     1,516,800
     33,800   Thomas & Betts Corp. ..........       646,425
                                               ------------
              TOTAL ELECTRONICS..............     4,004,625
                                               ------------
              FINANCIAL SERVICES -- 8.42%
     96,600   Citigroup, Inc. ...............     5,820,150
     60,600   Fannie Mae.....................     3,162,563
     19,900   JP Morgan & Company, Inc. .....     2,191,488
     40,000   MBIA, Inc. ....................     1,927,500
     17,000   Morgan Stanley Dean Witter &
                Company......................     1,415,250
                                               ------------
              TOTAL FINANCIAL SERVICES.......    14,516,951
                                               ------------
              FOOD AND BEVERAGE -- 2.41%
    110,700   ConAgra, Inc. .................     2,110,219
     61,900   IBP, Inc. .....................       955,581
    124,400   Tyson Foods, Inc. -- Class A...     1,088,500
                                               ------------
              TOTAL FOOD AND BEVERAGE........     4,154,300
                                               ------------
              INSURANCE -- 7.07%
     24,200   Aetna, Inc. ...................     1,553,338
     42,000   American General Corp. ........     2,562,000
     23,700   American International Group,
                Inc. ........................     2,784,750
     35,400   Chubb Corp. ...................     2,177,100
     64,200   St. Paul Companies, Inc. ......     2,190,825
     37,100   Torchmark Corp. ...............       915,906
                                               ------------
              TOTAL INSURANCE................    12,183,919
                                               ------------
              MANUFACTURING -- 2.30%
     31,800   American Standard Company,
                Inc.(c)......................     1,303,800
      9,800   Minnesota Mining &
                Manufacturing Company........       808,500
     56,100   Owens-Illinois, Inc.(c)........       655,669
     58,350   Sonoco Products Company........     1,199,822
                                               ------------
              TOTAL MANUFACTURING............     3,967,791
                                               ------------
              OIL AND GAS -- 17.01%
     34,000   Amerada Hess Corp. ............     2,099,500
     45,800   Chevron Corp. .................     3,884,412
     99,600   Conoco, Inc. -- Class B........     2,191,200
    146,600   Exxon -- Mobil Corp. ..........    11,508,100
     94,900   Occidental Petroleum Corp......     1,998,831
     45,500   Phillips Petroleum Company.....     2,306,281

                       See notes to financial statements.

                             EQUITY VALUE PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 JUNE 30, 2000
                                  (UNAUDITED)

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK (CONTINUED)
              OIL AND GAS (CONTINUED)
     58,100   Texaco, Inc. ..................  $  3,093,825
     67,100   Unocal Corp. ..................     2,222,687
                                               ------------
              TOTAL OIL AND GAS..............    29,304,836
                                               ------------
              PAPER AND FOREST PRODUCTS -- 2.98%
     82,500   Fort James Corp. ..............     1,907,813
     59,100   International Paper Company....     1,761,919
     58,700   Westvaco Corp. ................     1,456,494
                                               ------------
              TOTAL PAPER AND FOREST
              PRODUCTS.......................     5,126,226
                                               ------------
              RECREATION AND LEISURE -- 0.48%
     21,100   The Walt Disney Company........       818,944
                                               ------------
              RETAIL -- 2.67%
     55,000   Federated Department Stores,
                Inc.(c)......................     1,856,250
     74,800   May Department Stores
                Company......................     1,795,200
     29,200   Sears, Roebuck & Company.......       952,650
                                               ------------
              TOTAL RETAIL...................     4,604,100
                                               ------------
              RETAIL: SUPERMARKET -- 0.90%
     81,500   Supervalu, Inc. ...............     1,553,594
                                               ------------
              RUBBER PRODUCTS -- 1.07%
     44,200   Cooper Tire & Rubber Company...       491,725
     67,400   Goodyear Tire & Rubber
                Company......................     1,348,000
                                               ------------
              TOTAL RUBBER PRODUCTS..........     1,839,725
                                               ------------
              TELECOMMUNICATIONS -- 6.62%
     83,000   AT & T Corp. ..................     2,624,875
     26,700   Bell Atlantic Corp. ...........     1,356,694
     28,000   BellSouth Corp. ...............     1,193,500
     46,800   GTE Corp. .....................     2,913,300
     23,100   Motorola, Inc. ................       671,344
     61,400   SBC Communications, Inc. ......     2,655,550
                                               ------------
              TOTAL TELECOMMUNICATIONS.......    11,415,263
                                               ------------
              TOBACCO -- 1.91%
    123,900   Philip Morris Companies,
                Inc. ........................     3,291,094
                                               ------------
              TOOLS -- 1.02%
     54,000   Cooper Industries, Inc. .......     1,758,375
                                               ------------

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK (CONTINUED)
              TRANSPORTATION -- 3.32%
     36,500   Burlington Northern Santa Fe
                Corp. .......................  $    837,219
     57,600   CSX Corp. .....................     1,220,400
    114,300   Norfolk Southern Corp. ........     1,700,212
     52,600   Union Pacific Corp. ...........     1,956,063
                                               ------------
              TOTAL TRANSPORTATION...........     5,713,894
                                               ------------
              UTILITIES: ELECTRIC -- 11.80%
     64,500   Allegheny Energy, Inc. ........     1,765,688
     58,100   Ameren Corp.(a)................     1,960,875
     64,280   American Electric Power
                Company, Inc. ...............     1,904,295
     74,600   Cinergy Corp. .................     1,897,637
     69,100   Consolidated Edison, Inc. .....     2,047,087
     89,800   FirstEnergy Corp. .............     2,099,075
     32,100   New Century Energies, Inc. ....       963,000
     46,100   Northern States Power
                Company......................       930,644
     86,500   PG&E Corp. ....................     2,130,063
     49,700   Puget Sound Energy, Inc.(a)....     1,059,231
     94,000   Southern Company, Inc. ........     2,191,375
     70,100   Wisconsin Energy Corp. ........     1,388,856
                                               ------------
              TOTAL UTILITIES: ELECTRIC......    20,337,826
                                               ------------
              TOTAL COMMON STOCK
              (Cost $187,332,572)............   168,367,399
                                               ------------
              REGULATED INVESTMENT COMPANIES -- 0.22%
    274,285   Janus Money Market Fund(b).....       274,285
    106,971   Merrimac Cash Fund -- Premium
                Class(b).....................       106,971
                                               ------------
              TOTAL REGULATED INVESTMENT
              COMPANIES (Cost $381,256)......       381,256
                                               ------------
 PRINCIPAL
 ---------
              TIME DEPOSITS -- 2.88%
$   228,260   Bank of Montreal, 6.59%,
                07/05/00(b)..................       228,260
    285,327   Bank of Montreal, 6.90%,
                07/05/00(b)..................       285,327
    684,782   BNP Paribas, 6.75%,
                07/05/00(b)..................       684,782
  2,737,418   Fleet National Bank, 7.125%,
                10/31/00(b)..................     2,737,418
    342,391   Royal Bank of Scotland, 6.70%,
                07/05/00(b)..................       342,391
    684,781   Royal Bank of Scotland, 6.85%,
                07/05/00(b)..................       684,781
                                               ------------
              TOTAL TIME DEPOSITS (Cost
              $4,962,959)....................     4,962,959
                                               ------------

                       See notes to financial statements.

                             EQUITY VALUE PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 JUNE 30, 2000
                                  (UNAUDITED)

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              SHORT TERM CORPORATE NOTES -- 0.83%
$   164,571   Bank of Montreal, Floating
                Rate, 6.63%(++),
                08/16/00(b)..................  $    164,571
    150,000   Bear Stearns and Company, Inc.,
                Floating Rate, 7.375%(++),
                07/26/00.....................       150,000
    109,714   First Union National Bank,
                Floating Rate, 6.90%(++),
                05/09/01(b)..................       109,714
  1,000,000   Morgan Stanley Dean Witter &
                Company, Inc., Floating Rate,
                7.225%(++), 10/06/00(b)......     1,000,000
                                               ------------
              TOTAL SHORT TERM CORPORATE
              NOTES (Cost $1,424,285)........     1,424,285
                                               ------------
              TOTAL SECURITIES (Cost
              $194,101,072)..................   175,135,899
                                               ------------
              REPURCHASE AGREEMENT -- 2.06%
$ 3,554,864   With Investors Bank & Trust,
                dated 06/30/00, 6.03%, due
                07/03/00, repurchase proceeds
                at maturity $3,556,650
                (Collateralized by Government
                National Mortgage Association
                Adjustable Rate Mortgage,
                7.125%, due 12/20/23, with a
                value of $3,732,687) (Cost
                $3,554,864)..................  $  3,554,864
                                               ------------
              Total Investments -- 103.69%
              (Cost $197,655,936)............   178,690,763
              Liabilities less other
              assets -- (3.69)%..............    (6,367,275)
                                               ------------
              NET ASSETS -- 100.00%..........  $172,323,488
                                               ============
The aggregate cost of securities for federal income tax
purposes at June 30, 2000 is $197,655,936.
The following amount is based on cost for federal income
tax purposes:
    Gross unrealized appreciation............  $  2,576,968
    Gross unrealized depreciation............   (21,542,141)
                                               ------------
    Net unrealized depreciation..............  $(18,965,173)
                                               ============

---------------

(a)  All or part of this security is on loan.
(b)  Collateral for securities on loan.
(c)  Non-income producing security.
(++) This interest rate is subject to change monthly based on the London
     Interbank Offered Rate ("LIBOR"). The rate shown was in effect at June 30, 2000.

                       See notes to financial statements.

                           GROWTH & INCOME PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 2000
                                  (UNAUDITED)

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK -- 98.72%
              ADVERTISING -- 1.42%
    293,600   Interpublic Group of
                Companies, Inc. ...........  $   12,624,800
     68,100   Omnicom Group, Inc.(a).......       6,065,156
                                             --------------
              TOTAL ADVERTISING............      18,689,956
                                             --------------
              BANKS -- 2.27%
     87,600   Bank of America Corp. .......       3,766,800
      7,000   Bank of New York Company,
                Inc. ......................         325,500
    165,500   Fifth Third Bancorp..........      10,467,875
    413,800   Firstar Corp. ...............       8,715,662
     53,500   Northern Trust Corp. ........       3,480,844
      3,300   State Street Corp. ..........         350,006
     58,900   Zions Bancorp................       2,702,956
                                             --------------
              TOTAL BANKS..................      29,809,643
                                             --------------
              BROADCAST SERVICES -- 3.32%
  1,063,800   AT&T Corp. -- Liberty Media
                Group -- Class A(c)........      25,797,150
    237,700   Clear Channel Communications,
                Inc.(a)(c).................      17,827,500
                                             --------------
              TOTAL BROADCAST SERVICES.....      43,624,650
                                             --------------
              CHEMICALS -- 0.47%
    166,400   Praxair, Inc. ...............       6,229,600
                                             --------------
              COMPUTERS AND OFFICE EQUIPMENT -- 4.15%
    228,000   Apple Computer, Inc.(a)(c)...      11,941,500
     95,500   Avery Dennison Corp. ........       6,410,437
    281,400   EMC Corp.(c).................      21,650,213
    116,900   Hewlett-Packard Company(a)...      14,597,888
                                             --------------
              TOTAL COMPUTER AND OFFICE
              EQUIPMENT....................      54,600,038
                                             --------------
              COMPUTER SOFTWARE AND SERVICES -- 15.12%
    196,800   America Online, Inc.(c)......      10,381,200
     96,700   BEA Systems, Inc.(c).........       4,780,606
     53,800   Brocade Communications
                Systems, Inc.(c)...........       9,871,461
    743,800   Cisco Systems, Inc.(c).......      47,277,787
     89,800   Comverse Technology,
                Inc.(a)(c).................       8,351,400
     65,500   I2 Technologies,
                Inc.(a)(c).................       6,829,397
    446,200   Microsoft Corp.(c)...........      35,696,000
    202,000   Oracle Corp.(c)..............      16,980,625
     49,600   Siebel Systems, Inc.(c)......       8,112,700

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              COMPUTER SOFTWARE AND SERVICES (CONTINUED)
    224,900   Sun Microsystems, Inc.(c)....  $   20,451,844
    126,100   Teradyne, Inc.(c)............       9,268,350
    138,850   Veritas Software
                Corp.(a)(c)................      15,692,216
     41,000   Yahoo!, Inc.(a)(c)...........       5,078,875
                                             --------------
              TOTAL COMPUTER SOFTWARE AND
              SERVICES.....................     198,772,461
                                             --------------
              CONSUMER GOODS AND SERVICES -- 6.16%
     78,300   Avon Products, Inc. .........       3,484,350
    182,900   Colgate-Palmolive Company....      10,951,137
  1,023,500   General Electric Company.....      54,245,500
    213,600   Kimberly-Clark Corp. ........      12,255,300
                                             --------------
              TOTAL CONSUMER GOODS AND
              SERVICES.....................      80,936,287
                                             --------------
              ELECTRONICS -- 1.35%
    179,000   Linear Technology Corp. .....      11,444,813
    162,000   SCI Systems, Inc.(c).........       6,348,375
                                             --------------
              TOTAL ELECTRONICS............      17,793,188
                                             --------------
              FINANCIAL SERVICES -- 5.94%
    386,900   American Express Company.....      20,167,162
    504,700   Citigroup, Inc. .............      30,408,175
     61,300   Merrill Lynch & Company,
                Inc. ......................       7,049,500
    103,400   Morgan Stanley Dean Witter &
                Company....................       8,608,050
    351,750   Schwab (Charles) Corp. ......      11,827,594
                                             --------------
              TOTAL FINANCIAL SERVICES.....      78,060,481
                                             --------------
              FOOD AND BEVERAGE -- 0.88%
     71,200   Anheuser-Busch Companies,
                Inc. ......................       5,317,750
    147,000   Sysco Corp. .................       6,192,375
                                             --------------
              TOTAL FOOD AND BEVERAGE......      11,510,125
                                             --------------
              INSURANCE -- 2.27%
    215,800   American International Group,
                Inc. ......................      25,356,500
     48,000   CIGNA Corp. .................       4,488,000
                                             --------------
              TOTAL INSURANCE..............      29,844,500
                                             --------------
              MANUFACTURING -- 5.46%
     55,400   Corning, Inc. ...............      14,951,075
     99,000   PE Corp. -- PE Biosystems
                Group......................       6,521,625

                       See notes to financial statements.

                           GROWTH & INCOME PORTFOLIO

                                 JUNE 30, 2000
                                  (UNAUDITED)

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              MANUFACTURING (CONTINUED)
     82,000   Sealed Air Corp.(c)..........  $    4,294,750
    970,900   Tyco International Ltd. .....      45,996,388
                                             --------------
              TOTAL MANUFACTURING..........      71,763,838
                                             --------------
              MEDIA -- 4.67%
    235,100   Time Warner, Inc. ...........      17,867,600
    637,429   Viacom, Inc. -- Class B(c)...      43,464,690
                                             --------------
              TOTAL MEDIA..................      61,332,290
                                             --------------
              MEDICAL EQUIPMENT AND SUPPLIES -- 0.53%
     98,600   Baxter International,
                Inc. ......................       6,932,812
                                             --------------
              OIL AND GAS -- 5.73%
    143,200   Anadarko Petroleum
                Corp.(a)...................       7,061,550
    125,700   Apache Corp. ................       7,392,731
    435,000   Conoco, Inc. -- Class B......       9,570,000
    322,100   Enron Corp. .................      20,775,450
    235,200   Exxon-Mobil Corp. ...........      18,463,200
    196,600   Royal Dutch Petroleum
                Company....................      12,103,187
                                             --------------
              TOTAL OIL AND GAS............      75,366,118
                                             --------------
              PHARMACEUTICALS -- 8.14%
    160,100   Allergan, Inc. ..............      11,927,450
    203,200   American Home Products
                Corp. .....................      11,938,000
     88,000   Lilly (Eli) & Company........       8,789,000
    821,975   Pfizer, Inc. ................      39,454,800
    181,800   Pharmacia Corp. .............       9,396,787
    505,300   Schering-Plough Corp. .......      25,517,650
                                             --------------
              TOTAL PHARMACEUTICALS........     107,023,687
                                             --------------
              RESEARCH AND DEVELOPMENT -- 2.20%
    243,700   Amgen, Inc.(a)(c)............      17,119,925
     68,500   Genentech, Inc.(c)...........      11,782,000
                                             --------------
              TOTAL RESEARCH AND
              DEVELOPMENT..................      28,901,925
                                             --------------
              RETAIL -- 7.91%
    179,000   CVS Corp.....................       7,160,000
    223,800   Estee Lauder Companies,
                Inc. -- Class A(a).........      11,064,113
    508,400   Home Depot, Inc. ............      25,388,225
     99,200   Kohl's Corp.(c)..............       5,518,000
    239,600   RadioShack Corp. ............      11,351,050
    185,500   Target Corp. ................      10,759,000

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              RETAIL (CONTINUED)
    464,800   TJX Companies, Inc. .........  $    8,715,000
    416,400   Wal-Mart Stores, Inc. .......      23,995,050
                                             --------------
              TOTAL RETAIL.................     103,950,438
                                             --------------
              SEMICONDUCTORS -- 9.79%
    204,200   Applied Materials, Inc.(c)...      18,505,625
     28,100   Broadcom Corp.(c)............       6,152,144
    344,300   Intel Corp. .................      46,028,606
    159,800   JDS Uniphase Corp.(a)(c).....      19,156,025
    122,600   LSI Logic Corp.(a)(c)........       6,635,725
    289,600   Texas Instruments, Inc. .....      19,891,900
    149,800   Xilinx, Inc.(c)..............      12,367,863
                                             --------------
              TOTAL SEMICONDUCTORS.........     128,737,888
                                             --------------
              TELECOMMUNICATIONS -- 10.55%
    158,600   ALLTEL Corp. ................       9,823,288
     96,000   EchoStar Communications
                Corp.(a)...................       3,178,502
     72,100   General Motors Corp. -- Class
                H(c).......................       6,326,775
    260,900   Nextel Communications,
                Inc.(c)....................      15,963,819
    327,000   Nokia Corp. (ADR)............      16,329,563
    429,900   Nortel Networks Corp.(a).....      29,340,675
    296,400   Sprint Corp. (FON Group).....      15,116,400
    212,700   Sprint Corp. (PCS
                Group)(a)(c)...............      12,655,650
    137,200   Tellabs, Inc.(c).............       9,389,625
    277,900   Vodafone Airtouch PLC
                (ADR)(a)...................      11,515,481
     77,018   VoiceStream Wireless
                Corp.(a)(c)................       8,956,955
                                             --------------
              TOTAL TELECOMMUNICATIONS.....     138,596,733
                                             --------------
              TRANSPORTATION -- 0.39%
     86,700   United Parcel Service,
                Inc. -- Class B............       5,115,300
                                             --------------
              TOTAL COMMON STOCK
              (Cost $992,520,853)..........   1,297,591,958
                                             --------------
              REGULATED INVESTMENT COMPANIES -- 1.14%
 10,731,749   Janus Money Market Fund(b)...      10,731,749
  4,185,382   Merrimac Cash Fund -- Premium
                Class(b)...................       4,185,382
                                             --------------
              TOTAL REGULATED INVESTMENT
              COMPANIES (Cost
              $14,917,131).................      14,917,131
                                             --------------

                       See notes to financial statements.

                           GROWTH & INCOME PORTFOLIO

                                 JUNE 30, 2000
                                  (UNAUDITED)

 PRINCIPAL                                       VALUE
 ---------                                   --------------
              TIME DEPOSITS -- 6.17%
$ 3,315,030   Bank of Montreal, 6.59%,
                07/05/00(b)................  $    3,315,030
  5,561,012   Bank of Montreal, 6.90%,
                07/05/00(b)................       5,561,012
 13,347,403   BNP Paribas, 6.75%,
                07/05/00(b)................      13,347,403
 36,306,263   BNP Paribas, 6.75%,
                07/05/00(b)................      36,306,263
  2,481,454   Fleet National Bank, 7.125%,
                10/31/00(b)................       2,481,454
  6,673,218   Royal Bank of Scotland,
                6.70%, 07/05/00(b).........       6,673,218
 13,346,428   Royal Bank of Scotland,
                6.85%, 07/05/00(b).........      13,346,428
                                             --------------
              TOTAL TIME DEPOSITS (Cost
              $81,030,808).................      81,030,808
                                             --------------
              SHORT TERM CORPORATE NOTES -- 5.39%
 14,500,000  Bank of America, Floating
              Rate, 6.67%(++),
                03/22/01(b)................      14,500,000
  6,977,614   Bank of Montreal, Floating
                Rate, 6.63%(++),
                08/16/00(b)................       6,977,614
  2,000,000   Bear Stearns and Company,
                Inc., Floating Rate,
                7.375%(++), 07/26/00(b)....       2,000,000
  4,395,841   First Union National Bank,
                Floating Rate, 6.90%(++),
                05/09/01(b)................       4,395,841
  5,000,000   JP Morgan Securities, Inc.,
                Floating Rate, 7.23%(++),
                07/07/00(b)................       5,000,000
 15,000,000   Morgan Stanley Dean Witter &
                Company, Floating Rate,
                7.225%(++), 10/06/00(b)....      15,000,000
  3,000,000   Morgan Stanley Dean Witter &
                Company, Floating Rate,
                6.91%(++), 11/22/00(b).....       3,000,000
 20,000,000   Prudential Securities, Inc.,
                Floating Rate, 7.40%(++),
                12/08/00(b)................      20,000,000
                                             --------------
              TOTAL SHORT TERM CORPORATE NOTES
              (Cost $70,873,455)...........      70,873,455
                                             --------------
              TOTAL SECURITIES (Cost
              $1,159,342,247)..............   1,464,413,352
                                             --------------

 PRINCIPAL                                       VALUE
 ---------                                   --------------
              REPURCHASE AGREEMENT -- 1.77%
$23,316,736   With Investors Bank & Trust,
                dated 06/30/00, 6.03%, due
                07/03/00, repurchase
                proceeds at maturity
                $23,328,453,
                (Collateralized by Freddie
                Mac, Floating Rate,
                5.76%(++), due 10/15/08,
                with a value of $4,791,525
                and Freddie Mac, Floating
                Rate 7.35%(++), due
                03/15/30, with a value of
                $19,691,048) (Cost
                $23,316,736)...............  $   23,316,736
                                             --------------
              Total Investments -- 113.19%
              (Cost $1,182,658,983)........  $1,487,730,088
              Liabilities less other
              assets -- (13.19)%...........    (173,312,707)
                                             --------------
              NET ASSETS -- 100.00%........  $1,314,417,381
                                             ==============
The aggregate cost of investments for federal income tax
purposes at June 30, 2000 is $1,182,658,983.
The following amount is based on cost for federal income
tax purposes:
    Gross unrealized appreciation..........  $  344,231,937
    Gross unrealized depreciation..........     (39,160,832)
                                             --------------
    Net unrealized appreciation............  $  305,071,105
                                             ==============

---------------
(a)    All or part of this security is on loan.
(b)    Collateral for securities on loan.
(c)    Non-income producing securities.
(ADR)  American Depository Receipt
(++) This interest rate is subject to change monthly based on the London Interbank Offered Rate ("LIBOR"). The rate shown was the rate in effect at June 30, 2000.

                       See notes to financial statements.

                            EQUITY GROWTH PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 2000
                                  (UNAUDITED)

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK -- 97.89%
              ADVERTISING -- 1.48%
    160,000   Clear Channel Communications,
                Inc.(a)(c).................  $   12,000,000
    195,700   Interpublic Group, Inc. .....       8,415,100
                                             --------------
              TOTAL ADVERTISING............      20,415,100
                                             --------------
              BANKS -- 0.92%
    325,900   Wells Fargo & Company........      12,628,625
                                             --------------
              COMPUTER SOFTWARE AND SERVICES -- 12.26%
    195,000   America Online, Inc.(c)......      10,286,250
     19,000   Check Point Software
                Technologies Ltd.(c).......       4,023,250
    900,000   Cisco Systems, Inc.(c).......      57,206,250
     25,000   Computer Sciences Corp.(c)...       1,867,187
    128,300   Electronic Arts (a)(c).......       9,357,881
    621,900   Microsoft Corp.(c)...........      49,752,000
    220,000   Oracle Corp.(c)..............      18,493,750
     48,000   VERITAS Software
                Corp.(a)(c)................       5,424,749
    101,000   Yahoo!, Inc.(c)..............      12,511,375
                                             --------------
              TOTAL COMPUTER SOFTWARE AND
              SERVICES.....................     168,922,692
                                             --------------
              COMPUTERS AND OFFICE EQUIPMENT -- 8.43%
    611,100   Dell Computer Corp.(c).......      30,134,869
    410,000   EMC Corp.(c).................      31,544,375
    277,800   Hewlett-Packard Company......      34,690,275
     40,000   International Business
                Machines Corp. ............       4,382,500
    169,000   Sun Microsystems, Inc.(c)....      15,368,438
                                             --------------
              TOTAL COMPUTERS AND OFFICE
              EQUIPMENT....................     116,120,457
                                             --------------
              CONSUMER GOODS AND SERVICES -- 7.87%
    140,000   Avon Products, Inc. .........       6,230,000
    173,000   Colgate-Palmolive Company....      10,358,375
  1,027,200   General Electric Company.....      54,441,600
    660,900   Gillette Company.............      23,090,194
    275,700   Newell Rubbermaid, Inc.(a)...       7,099,275
    125,000   Procter & Gamble Company.....       7,156,250
                                             --------------
              TOTAL CONSUMER GOODS AND
              SERVICES.....................     108,375,694
                                             --------------
              DEFENSE -- 0.37%
     99,000   General Dynamics Corp. ......       5,172,750
                                             --------------

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              ELECTRONICS -- 2.42%
    401,900   Electronic Data Systems
                Corp. .....................  $   16,578,375
    399,900   Solectron Corp.(a)(c)........      16,745,812
                                             --------------
              TOTAL ELECTRONICS............      33,324,187
                                             --------------
              FINANCE -- 2.16%
    204,000   American Express Company.....      10,633,500
    316,600   Citigroup, Inc. .............      19,075,150
                                             --------------
              TOTAL FINANCE................      29,708,650
                                             --------------
              FOOD AND BEVERAGE -- 5.22%
    110,000   Anheuser-Busch Companies,
                Inc. ......................       8,215,625
    181,100   Bestfoods....................      12,541,175
    666,600   Coca-Cola Company............      38,287,838
    291,000   Pepsico, Inc. ...............      12,931,312
                                             --------------
              TOTAL FOOD AND BEVERAGE......      71,975,950
                                             --------------
              INSURANCE -- 1.94%
    226,950   American International
                Group......................      26,666,625
                                             --------------
              LEISURE AND
                RECREATION -- 0.80%
    306,200   Marriot International --
                Class A....................      11,042,338
                                             --------------
              MANUFACTURING -- 3.12%
     49,700   Honeywell International,
                Inc. ......................       1,674,269
    178,000   PE Corp -- PE Biosystems
                Group......................      11,725,750
    625,000   Tyco International Ltd. .....      29,609,375
                                             --------------
              TOTAL MANUFACTURING..........      43,009,394
                                             --------------
              MEDIA -- 0.59%
    106,000   Time Warner, Inc.(a).........       8,056,000
                                             --------------
              MEDICAL AND OTHER HEALTH SERVICES -- 3.95%
    508,900   Boston Scientific Corp.(c)...      11,163,994
    299,400   Johnson & Johnson............      30,501,375
    255,400   Medtronic, Inc. .............      12,722,112
                                             --------------
              TOTAL MEDICAL AND OTHER
              HEALTH SERVICES..............      54,387,481
                                             --------------
              OIL AND GAS -- 1.01%
    157,000   Enron Corp. .................      10,126,500
     50,000   Schlumberger Ltd. ...........       3,731,250
                                             --------------
              TOTAL OIL AND GAS............      13,857,750
                                             --------------

                       See notes to financial statements.

                            EQUITY GROWTH PORTFOLIO

                                 JUNE 30, 2000
                                  (UNAUDITED)

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              PHARMACEUTICALS -- 12.41%
    556,400   Bristol-Myers Squibb
                Company....................  $   32,410,300
    170,000   Glaxo Wellcome PLC
                (ADR)(a)...................       9,828,125
    125,000   Lilly (Eli) & Company........      12,484,375
    160,000   Merck & Company, Inc. .......      12,260,000
     44,000   Millennium Pharmaceuticals,
                Inc.(a)(c).................       4,922,500
  1,565,200   Pfizer, Inc. ................      75,129,600
     15,800   Pharmacia Corp. .............         816,663
    319,600   Schering-Plough Corp. .......      16,139,800
     58,000   Sepracor, Inc.(a)(c).........       6,996,250
                                             --------------
              TOTAL PHARMACEUTICALS........     170,987,613
                                             --------------
              RESEARCH AND DEVELOPMENT -- 3.39%
    465,000   Amgen, Inc.(a)(c)............      32,666,250
     47,000   Genentech, Inc.(c)...........       8,084,000
     45,000   Human Genome Sciences,
                Inc.(a)(c).................       6,001,875
                                             --------------
              TOTAL RESEARCH AND
                DEVELOPMENT................      46,752,125
                                             --------------
              RESTAURANTS -- 1.27%
    533,100   McDonald's Corp. ............      17,558,981
                                             --------------
              RETAIL -- 6.58%
    396,800   Circuit City Group...........      13,168,800
    424,900   Costco Wholesale
                Corp.(a)(c)................      14,021,700
    149,550   Gap, Inc. ...................       4,673,438
    448,200   Home Depot, Inc. ............      22,381,987
    225,000   Nike, Inc. -- Class B........       8,957,813
    108,000   Safeway, Inc.(c).............       4,873,500
    110,000   Target Corp. ................       6,380,000
    282,000   Wal-Mart Stores, Inc. .......      16,250,250
                                             --------------
              TOTAL RETAIL.................      90,707,488
                                             --------------
              SEMICONDUCTORS -- 8.23%
     65,000   Applied Materials, Inc.(c)...       5,890,625
    414,100   Intel Corp...................      55,359,994
    213,000   JDS Uniphase Corp.(a)(c).....      25,533,375
    102,000   STMicroelectronics N.V.(a)...       6,547,125
     90,000   Texas Instruments, Inc. .....       6,181,875
    169,000   Xilinx, Inc.(c)..............      13,953,062
                                             --------------
              TOTAL SEMICONDUCTORS.........     113,466,056
                                             --------------

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              TELECOMMUNICATIONS -- 13.47%
    265,000   Ericsson (LM) Telephone
                Company (ADR)..............  $    5,300,000
     64,000   GTE Corp. ...................       3,984,000
    560,700   Lucent Technologies(a).......      33,221,475
    351,900   Motorola, Inc.(a)............      10,227,094
    158,000   Nextel Communications,
                Inc. -- Class A(c).........       9,667,625
    536,000   Nokia Corp. (ADR)............      26,766,500
    170,000   Nortel Networks Corp.(a).....      11,602,500
    105,000   QUALCOMM, Inc.(a)(c).........       6,300,000
    288,000   Qwest Communications
                International,
                Inc.(a)(c).................      14,310,000
    140,000   SBC Communications, Inc. ....       6,055,000
    229,400   Tellabs, Inc.(c).............      15,699,562
    165,000   Vodafone AirTouch PLC
                (ADR)(a)...................       6,837,187
    777,650   WorldCom, Inc.(c)............      35,674,694
                                             --------------
              TOTAL TELECOMMUNICATIONS.....     185,645,637
                                             --------------
              TOTAL COMMON STOCK
              (Cost $1,028,734,028)........   1,348,781,593
                                             --------------
              REGULATED INVESTMENT COMPANIES -- 0.88%
  8,719,555   Janus Money Market Fund(b)...       8,719,555
  3,400,625   Merrimac Cash Fund -- Premium
                Class(b)...................       3,400,625
                                             --------------
              TOTAL REGULATED INVESTMENT
              COMPANIES(Cost $12,120,180)        12,120,180
                                             --------------
 PRINCIPAL
 ---------
              TIME DEPOSITS -- 4.81%
$ 4,270,386   Bank of Montreal, 6.59%,
                07/05/00(b)................       4,270,386
  4,549,619   Bank of Montreal, 6.90%,
                07/05/00(b)................       4,549,619
 15,981,321   BNP Paribas, 6.75%,
                07/05/00(b)................      15,981,321
 19,848,495   BNP Paribas, 6.75%,
                07/05/00(b)................      19,848,495
  5,205,942   Fleet National Bank, 7.125%,
                10/31/00(b)................       5,205,942
  5,459,544   Royal Bank of Scotland,
                6.70%, 07/05/00(b).........       5,459,544
 10,919,086   Royal Bank of Scotland,
                6.85%, 07/05/00(b).........      10,919,086
                                             --------------
              TOTAL TIME DEPOSITS (Cost
              $66,234,393).................      66,234,393
                                             --------------

                       See notes to financial statements.

                            EQUITY GROWTH PORTFOLIO

                                 JUNE 30, 2000
                                  (UNAUDITED)

 PRINCIPAL                                       VALUE
 ---------                                   --------------
              SHORT TERM CORPORATE NOTES -- 4.18%
$ 8,000,000   Bank of America, Floating
                Rate, 6.67%(++),
                03/22/01(b)................  $    8,000,000
  6,153,604   Bank of Montreal, Floating
                Rate, 6.63%(++),
                08/16/00(b)................       6,153,604
  1,000,000   Bear Stearns and Company,
                Inc., Floating Rate,
                7.375%(++), 07/26/00(b)....       1,000,000
  3,487,821   First Union National Bank,
                Floating Rate, 6.90%(++),
                05/09/01(b)................       3,487,821
 10,000,000   JP Morgan Securities, Inc.,
                Floating Rate, 7.23%(++),
                07/07/00(b)................      10,000,000
  5,000,000   Morgan Stanley Dean Witter &
                Company, Floating Rate,
                7.225%(++), 10/06/00(b)....       5,000,000
  7,000,000   Morgan Stanley Dean Witter &
                Company, Floating Rate,
                6.91%(++), 11/22/00(b).....       7,000,000
 17,000,000   Prudential Securities, Inc.,
                Floating Rate, 7.40%(++),
                12/08/00(b)................      17,000,000
                                             --------------
              TOTAL SHORT TERM CORPORATE
              NOTES (Cost $57,641,425).....      57,641,425
                                             --------------
              TOTAL SECURITIES (Cost
              $1,164,730,026)..............   1,484,777,591
                                             --------------
              REPURCHASE AGREEMENTS --2.17%
  2,741,622   With Investors Bank & Trust,
                dated 06/30/00, 5.67%, due
                07/03/00, repurchase
                proceeds at maturity
                $2,742,918 (Collateralized
                by U.S. Treasury Notes,
                5.75%, due 11/15/00, with a
                value of $2,796,418).......       2,741,622
  9,536,000   With Investors Bank & Trust,
                dated 06/30/00, 6.03%, due
                07/03/00, repurchase
                proceeds at maturity
                $9,540,792 (Collateralized
                by Government National
                Mortgage Association
                Adjustable Rate Mortgage,
                6.75%, due 07/20/24, with a
                value of $10,013,038)......       9,536,000

 PRINCIPAL                                       VALUE
 ---------                                   --------------
              REPURCHASE AGREEMENTS
                (CONTINUED)
$17,566,372   With Investors Bank & Trust,
                dated 06/30/00, 5.67%, due
                07/03/00, repurchase
                proceeds at maturity
                $17,574,672 (Collateralized
                by U.S. Treasury Notes,
                5.75%, due 11/15/00, with a
                value of $17,943,795)......  $   17,566,372
                                             --------------
              TOTAL REPURCHASE AGREEMENTS
              (Cost $29,843,994)                 29,843,994
                                             --------------
              Total Investments -- 109.93%
              (Cost $1,194,574,020)........   1,514,621,585
              Liabilities less other
              assets -- (9.93)%............    (136,781,349)
                                             --------------
              NET ASSETS -- 100.00%........  $1,377,840,236
                                             ==============


The aggregate cost of securities for federal income tax
purposes at June 30, 2000, is $1,194,574,020.
The following amount is based on cost for federal income
tax purposes:
    Gross unrealized appreciation..........  $363,618,843
    Gross unrealized depreciation..........   (43,571,279)
                                             ------------
    Net unrealized appreciation............  $320,047,565
                                             ============

---------------
(a)    All or part of this security is on loan.
(b)    Collateral for securities on loan.
(c)    Non-income producing security.
(ADR)  American Depository Receipts.
(++) This interest rate is subject to change monthly based on the London Interbank Offered Rate ("LIBOR"). The rate shown was in effect at June 30, 2000.

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 2000
                                  (UNAUDITED)

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK -- 95.26%
              ADVERTISING -- 0.24%
     42,300   TMP Worldwide, Inc.(c).......  $    3,122,269
                                             --------------
              AEROSPACE -- 0.20%
    219,900   AAR Corp. ...................       2,638,800
                                             --------------
              AGRICULTURE -- 0.28%
    145,400   Delta and Pine Land
                Company....................       3,644,087
                                             --------------
              AUTOMOTIVE SERVICES -- 0.10%
    171,500   CSK Auto Corp.(c)............       1,296,969
                                             --------------
              BANKS -- 2.93%
    128,160   CCB Financial Corp. .........       4,741,920
    246,503   Charter One Financials,
                Inc. ......................       5,669,569
    138,160   First Washington Bancorp,
                Inc. ......................       1,925,605
    149,800   Golden State Bancorp,
                Inc.(c)....................       2,696,400
    790,000   Hibernia Corporation -- Class
                A..........................       8,591,250
    248,010   Hudson United Bancorp........       5,564,724
    325,000   Peoples Bank.................       5,971,875
    145,400   Sterling Financial
                Corp.(c)...................       1,672,100
     73,304   Summit Bancorp...............       1,805,111
                                             --------------
              TOTAL BANKS..................      38,638,554
                                             --------------
              BUSINESS SERVICES -- 2.49%
    204,800   ABM Industries, Inc. ........       4,710,400
    349,200   AHL Services, Inc.(a)(c).....       2,138,850
     64,350   Diamond Technology Partners,
                Inc.(c)....................       5,662,800
     57,500   eBenX, Inc.(c)...............       1,218,281
    303,333   Encompass Service Corp.(c)...       1,744,165
     58,100   Hall, Kinion & Associates,
                Inc.(c)....................       1,935,456
    171,900   Manpower, Inc. ..............       5,500,800
    235,000   MPW Industrial Services
                Group, Inc.(c).............       1,821,250
     80,900   On Assignment, Inc.(c).......       2,467,450
    394,500   Protection One, Inc.(c)......         862,969
    121,200   RCM Technologies, Inc.(c)....         893,850
    100,000   Reynolds & Reynolds
                Company -- Class A.........       1,825,000
     60,000   Volt Information Sciences,
                Inc.(c)....................       1,976,250
                                             --------------
              TOTAL BUSINESS SERVICES......      32,757,521
                                             --------------
              COMMERCIAL SERVICES -- 1.62%
    115,200   Central Parking Corp.(a).....       2,728,800
    255,800   Coinmach Laundry
                Corp.(a)(c)................       3,629,162

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              COMMERCIAL SERVICES (CONTINUED)
    187,800   F.Y.I., Inc.(c)..............  $    6,326,513
    207,600   Marketing Specialists
                Corp.(c)...................         363,300
     76,100   MemberWorks, Inc.(c).........       2,558,863
    180,261   NOVA Corp.(c)................       5,036,042
    104,200   Student Advantage, Inc.(c)...         761,963
                                             --------------
              TOTAL COMMERCIAL SERVICES....      21,404,643
                                             --------------
              COMMUNICATIONS -- 3.22%
    140,400   Adelphia Communications
                Corp. -- Class A(a)(c).....       6,581,250
     82,000   American Tower Corp. -- Class
                A(a)(c)....................       3,418,375
     83,700   Citadel Communications
                Corp.(c)...................       2,924,269
    519,400   Emmis Communications Corp. --
                Class A(c).................      21,490,175
    213,100   Insight Communications
                Company, Inc.(c)...........       3,329,688
    211,797   Saga Communications, Inc. --
                Class A(c).................       4,659,534
                                             --------------
              TOTAL COMMUNICATIONS.........      42,403,291
                                             --------------
              COMMUNICATIONS EQUIPMENT -- 5.35%
    146,400   Adaptive Broadband
                Corp.(c)...................       5,380,200
    188,100   Advanced Fibre
                Communications, Inc.(c)....       8,523,281
     26,950   ANADIGICS, Inc.(a)(c)........         917,984
     34,050   Anaren Microwave, Inc.(c)....       4,468,531
    195,300   Aware, Inc.(c)...............       9,984,713
    192,800   Com21, Inc.(c)...............       4,820,000
    267,600   Comdial Corp.(c).............       1,187,475
     74,400   Copper Mountain Networks,
                Inc.(a)(c).................       6,556,500
    141,100   Digital Microwave Corp.(c)...       5,379,438
    184,700   Inter-Tel, Inc. .............       2,966,744
     74,500   Powerwave Technologies,
                Inc.(c)....................       3,278,000
     94,800   REMEC, Inc.(c)...............       3,969,750
     86,900   Terayon Communication
                Systems, Inc.(a)(c)........       5,581,969
    100,600   Tut Systems, Inc.(c).........       5,771,925
    109,700   Westell Technologies, Inc. --
                Class A(c).................       1,645,500
                                             --------------
              TOTAL COMMUNICATIONS
              EQUIPMENT....................      70,432,010
                                             --------------

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                                 JUNE 30, 2000
                                  (UNAUDITED)

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              COMPUTERS AND OFFICE EQUIPMENT -- 1.43%
    331,800   Cabletron Systems, Inc.(c)...  $    8,377,950
    200,900   Concurrent Computer
                Corp.(c)...................       2,636,813
    152,600   Cybex Computer Products
                Corp.(c)...................       6,561,800
     18,500   InFocus Corp.(c).............         595,469
    114,400   T/R Systems, Inc.(c).........         729,300
                                             --------------
              TOTAL COMPUTERS AND OFFICE
              EQUIPMENT....................      18,901,332
                                             --------------
              COMPUTER AND SOFTWARE SERVICES -- 10.17%
    194,900   Activision, Inc.(a)(c).......       1,266,850
    140,800   Advent Software, Inc.(c).....       9,081,600
    105,100   American Management Systems,
                Inc.(c)....................       3,450,233
    252,200   Digital Island, Inc.(a)(c)...      12,263,225
    114,900   Exchange Applications,
                Inc.(c)....................       3,059,212
    207,150   InterCept Group, Inc.(c).....       3,521,550
    179,270   Iron Mountain, Inc.(c).......       6,095,180
     90,200   Manugistics Group, Inc.(c)...       4,216,850
    214,800   MedicaLogic/Medscape,
                Inc.(a)(c).................       1,986,900
     70,700   MICROS Systems, Inc.(c)......       1,312,369
     77,600   Multex.com, Inc.(c)..........       1,954,550
    260,900   NBC Internet, Inc. -- Class
                A(a)(c)....................       3,261,250
     37,750   Netegrity, Inc.(c)...........       2,843,047
     38,700   NetSolve, Inc.(c)............       1,006,200
    788,700   Parametric Technology
                Corp.(c)...................       8,675,700
    107,700   Peregrine Systems, Inc.(c)...       3,735,844
    148,700   Pilot Network Services,
                Inc.(c)....................       2,211,912
    126,600   Pinnacle Holdings, Inc.(c)...       6,836,400
    200,000   Policy Management Systems
                Corp.(c)...................       3,075,000
     87,800   QRS Corp.(c).................       2,156,587
    226,400   RSA Security, Inc.(c)........      15,678,200
     81,000   RadiSys Corp.(c).............       4,596,750
    267,800   Rational Software
                Corp.(a)(c)................      24,888,662
    115,524   SeaChange International,
                Inc.(c)....................       3,335,756
     78,200   Titan Corp.(c)...............       3,499,450
                                             --------------
              TOTAL COMPUTER AND SOFTWARE
              SERVICES.....................     134,009,277
                                             --------------
              CONSTRUCTION SERVICES AND SUPPLIES -- 1.18%
     90,200   Chemed Corp. ................       2,542,512
     59,350   Hughes Supply, Inc. .........       1,172,163

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              CONSTRUCTION SERVICES AND SUPPLIES
                (CONTINUED)
    253,500   Michael Baker Corp.(c).......  $    1,647,750
     74,650   Shaw Group, Inc.(c)..........       3,517,881
    234,600   U.S. Aggregates, Inc. .......       4,252,125
    198,075   Watsco, Inc. ................       2,475,937
                                             --------------
              TOTAL CONSTRUCTION SERVICES
              AND SUPPLIES.................      15,608,368
                                             --------------
              CONSUMER GOODS AND SERVICES -- 0.35%
    329,800   Carriage Services, Inc.(c)...       1,113,075
    100,800   Fossil, Inc.(c)..............       1,959,300
    271,900   Helen of Troy Ltd.(c)........       1,520,954
     25,000   Pameco Corp.(c)..............          64,062
                                             --------------
              TOTAL CONSUMER GOODS AND
              SERVICES.....................       4,657,391
                                             --------------
              EDUCATION -- 1.10%
     93,000   Bright Horizons Family
                Solutions, Inc.(c).........       1,987,875
     77,200   Career Education Corp.(c)....       3,744,200
    145,300   Childrens Comprehensive
                Services, Inc.(c)..........         444,981
    471,765   ITT Educational Services,
                Inc.(c)....................       8,285,373
                                             --------------
              TOTAL EDUCATION..............      14,462,429
                                             --------------
              ELECTRONICS -- 2.84%
    111,350   ACT Manufacturing,
                Inc.(a)(c).................       5,170,816
     46,600   Nanometrics, Inc.(c).........       1,919,338
    157,200   Power Integrations,
                Inc.(c)....................       3,704,025
    210,000   Rogers Corp.(c)..............       7,350,000
    100,000   Sawtek, Inc.(a)(c)...........       5,756,250
    309,300   Sensormatic Electronics
                Corp.(c)...................       4,890,806
    450,000   Thomas & Betts Corp. ........       8,606,250
                                             --------------
              TOTAL ELECTRONICS............      37,397,485
                                             --------------
              ENGINEERING -- 0.23%
    212,600   URS Corp.(c).................       2,976,400
                                             --------------
              ENVIRONMENTAL MANAGEMENT SERVICES -- 1.33%
    362,520   Allied Waste Industries,
                Inc.(c)....................       3,625,200
    217,200   Capital Environmental
                Resource, Inc.(c)..........         733,050
    341,700   Casella Waste Systems,
                Inc. -- Class A(c).........       3,673,275

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                                 JUNE 30, 2000
                                  (UNAUDITED)

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              ENVIRONMENTAL MANAGEMENT SERVICES (CONTINUED)
    354,100   Waste Connections, Inc.(c)...  $    6,993,475
    235,500   Waste Industries,
                Inc.(a)(c).................       2,531,625
                                             --------------
              TOTAL ENVIRONMENTAL
              MANAGEMENT SERVICES..........      17,556,625
                                             --------------
              EQUIPMENT RENTAL AND LEASING -- 1.04%
    218,000   Aaron Rents, Inc. -- Class
                B..........................       2,738,625
    140,000   Amplicon, Inc. ..............       1,330,000
    152,700   Electro Rent Corp.(c)........       1,870,575
    157,500   Rent-Way, Inc.(c)............       4,597,031
     79,000   XTRA Corp.(c)................       3,115,563
                                             --------------
              TOTAL EQUIPMENT RENTAL AND
              LEASING......................      13,651,794
                                             --------------
              FINANCE -- 1.19%
    397,290   Allied Capital Corp. ........       6,753,930
    191,010   Metris Companies, Inc. ......       4,799,126
    180,400   NCO Group, Inc.(c)...........       4,171,750
                                             --------------
              TOTAL FINANCE................      15,724,806
                                             --------------
              FOOD AND BEVERAGE -- 0.13%
     70,700   Glacier Water Services,
                Inc.(a)(c).................         839,563
     91,100   Sylvan, Inc.(c)..............         842,675
                                             --------------
              TOTAL FOOD AND BEVERAGE......       1,682,238
                                             --------------
              INDUSTRIAL AUTOMATION -- 0.14%
     28,400   PRI Automation, Inc.(c)......       1,857,093
                                             --------------
              INSURANCE -- 0.53%
     54,500   Annuity and Life Re
                (Holdings) Ltd. ...........       1,335,250
     38,600   National Western Life
                Insurance Company -- Class
                A(c).......................       2,779,200
    169,100   Penn Treaty American
                Corp.(a)(c)................       2,874,700
                                             --------------
              TOTAL INSURANCE..............       6,989,150
                                             --------------
              LEISURE AND RECREATION -- 1.46%
    153,500   American Coin Merchandising,
                Inc.(c)....................         383,750
    154,400   Argosy Gaming Company(c).....       2,219,500
    259,600   Isle of Capri Casinos,
                Inc.(c)....................       3,520,825
    195,000   MGM Grand, Inc.(a)(c)........       6,264,375
    145,700   Pinnacle Entertainment,
                Inc. ......................       2,832,044
    161,000   Station Casinos, Inc.(c).....       4,025,000
                                             --------------
              TOTAL LEISURE AND
              RECREATION...................      19,245,494
                                             --------------

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              MACHINERY -- 0.19%
    207,600   JLG Industries, Inc. ........  $    2,465,250
                                             --------------
              MANUFACTURING -- 3.73%
     60,100   Applied Films Corp.(c).......       2,201,162
    613,300   C&D Technologies, Inc. ......      34,651,450
    214,800   Checkpoint Systems,
                Inc.(c)....................       1,611,000
    139,800   Lydall, Inc.(c)..............       1,485,375
     30,000   Newport Corp. ...............       3,221,250
    151,300   Rock of Ages Corp. -- Class
                A(c).......................         747,044
    104,000   Trex Company, Inc.(c)........       5,200,000
                                             --------------
              TOTAL MANUFACTURING..........      49,117,281
                                             --------------
              MEDIA AND ENTERTAINMENT -- 3.29%
    108,000   Acme Communications,
                Inc.(c)....................       1,971,000
    168,200   Beasley Broadcast Group,
                Inc. -- Class A(c).........       2,291,725
    322,200   Classic Communications,
                Inc. -- Class A(c).........       2,879,663
    227,700   Granite Broadcasting
                Corp.(c)...................       1,679,287
    126,450   Gray Communications Systems,
                Inc. -- Class B............       1,232,888
     35,500   Liberty Digital, Inc. --
                Class A(c).................       1,065,000
    113,400   Martha Stewart Living
                Omnimedia, Inc. -- Class
                A(a)(c)....................       2,494,800
    257,500   Mediacom Communications
                Corp. -- Class A(c)........       3,959,062
    470,000   Metro-Goldwyn-Mayer,
                Inc.(a)(c).................      12,278,750
    162,800   Pegasus Communications
                Corp. -- Class A(a)(c).....       7,987,375
    256,800   Salem Communications Corp. --
                Class A(c).................       2,383,438
    151,300   Spanish Broadcasting Systems,
                Inc. -- Class A(c).........       3,111,106
                                             --------------
              TOTAL MEDIA AND
              ENTERTAINMENT................      43,334,094
                                             --------------
              MEDICAL AND OTHER HEALTH SERVICES -- 8.39%
     60,000   Accredo Health, Inc.(c)......       2,073,750
    220,500   American Retirement
                Corp.(a)(c)................       1,226,531
    233,000   Brookdale Living Communities,
                Inc.(c)....................       3,378,500
    231,500   Caredata.com, Inc.(c)........         390,656
     72,200   Genzyme Transgenics
                Corp.(c)...................       1,958,425

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                                 JUNE 30, 2000
                                  (UNAUDITED)

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              MEDICAL AND OTHER HEALTH SERVICES (CONTINUED)
    100,000   Health Management Associates,
                Inc.(c)....................  $    1,306,250
  1,114,800   HEALTHSOUTH Corp.(c).........       8,012,625
    176,400   Horizon Health Corp.(c)......         992,250
    650,000   IMS Health, Inc.(a)..........      11,700,000
     99,700   Lifeline Systems, Inc.(c)....       1,395,800
    250,000   Lincare Holdings, Inc.(c)....       6,156,250
     33,709   MedQuist, Inc.(a)(c).........       1,146,092
    260,040   Morrison Management
                Specialists, Inc. .........       7,329,877
    106,600   National Dentex Corp.(c).....       1,798,875
    312,200   OrthAlliance, Inc. -- Class
                A(a)(c)....................       1,873,200
    270,500   Orthodontic Centers of
                America, Inc.(c)...........       6,120,062
    257,700   Prime Medical Services,
                Inc.(c)....................       1,997,175
    112,000   Province Healthcare
                Company(c).................       4,046,000
    698,000   Quorum Health Group,
                Inc.(c)....................       7,198,125
    129,934   Renal Care Group, Inc.(c)....       3,177,289
    331,600   Res-Care, Inc.(a)(c).........       1,782,350
    226,400   Shared Medical Systems
                Corp. .....................      16,513,050
    101,200   Sunrise Assisted Living,
                Inc.(c)....................       1,872,200
    175,000   Triad Hospitals, Inc.(c).....       4,232,813
    194,400   Universal Health Services,
                Inc. -- Class B(c).........      12,830,400
                                             --------------
              TOTAL MEDICAL AND OTHER
              HEALTH SERVICES..............     110,508,545
                                             --------------
              MEDICAL EQUIPMENT AND SUPPLIES -- 1.88%
     31,800   Candela Corp.(c).............         290,175
    129,000   Closure Medical
                Corp.(a)(c)................       2,967,000
     92,300   Cytyc Corp.(c)...............       4,926,513
    101,500   Molecular Devices Corp.(c)...       7,022,531
    285,000   Owens & Minor, Inc. .........       4,898,437
     94,500   Zoll Medical Corp.(c)........       4,630,500
                                             --------------
              TOTAL MEDICAL EQUIPMENT AND
              SUPPLIES.....................      24,735,156
                                             --------------
              METALS AND MINING -- 0.18%
    141,900   Wolverine Tube, Inc.(c)......       2,412,300
                                             --------------
              MOTOR VEHICLES -- 0.17%
     64,250   Oshkosh Truck Corp. .........       2,296,938
                                             --------------

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              OIL AND GAS -- 5.76%
    266,700   Berry Petroleum Company......  $    4,533,900
    260,000   Cabot Oil & Gas Corp. --
                Class A....................       5,508,750
     71,600   Devon Energy Corp.(a)........       4,023,025
    150,000   EOG Resources Inc. ..........       5,025,000
    195,400   Global Industries Ltd.(c)....       3,688,175
    342,800   Grant Prideco, Inc.(c).......       8,570,000
    374,300   Marine Drilling Companies,
                Inc.(c)....................      10,480,400
    385,000   Pride International,
                Inc.(c)....................       9,528,750
    330,000   Rowan Companies, Inc.(c).....      10,023,750
     50,000   Santa Fe Snyder Corp.(c).....         568,750
    158,200   Syntroleum Corp.(c)..........       2,709,175
    216,700   Tosco Corp. .................       6,135,319
    125,000   UTI Energy Corp.(c)..........       5,015,625
                                             --------------
              TOTAL OIL AND GAS............      75,810,619
                                             --------------
              PHARMACEUTICALS -- 3.62%
     70,400   Alkermes, Inc.(a)(c).........       3,317,600
    212,500   Bindley Western Industries,
                Inc. ......................       5,617,969
    135,000   Celgene Corp.(c).............       7,948,125
     23,700   Inhale Therapeutic Systems,
                Inc.(a)(c).................       2,404,811
    131,700   Jones Pharma, Inc. ..........       5,259,769
    125,900   Medicis Pharmaceutical
                Corp. -- Class A(c)........       7,176,300
     81,200   Noven Pharmaceuticals,
                Inc.(c)....................       2,441,075
    181,000   Priority Healthcare Corp. --
                Class B(c).................      13,450,563
                                             --------------
              TOTAL PHARMACEUTICALS........      47,616,212
                                             --------------
              PUBLISHING -- 0.78%
    171,000   Houghton Mifflin Company.....       7,983,562
    101,700   John Wiley & Sons, Inc. --
                Class A....................       2,288,250
                                             --------------
              TOTAL PUBLISHING.............      10,271,812
                                             --------------
              REAL ESTATE INVESTMENT TRUSTS -- 1.20%
     76,500   Alexandria Real Estate
                Equities, Inc. ............       2,624,906
    144,069   Chateau Communities, Inc. ...       4,069,949
    246,800   Equity Inns, Inc. ...........       1,511,650
     79,200   Health Care Property
                Investors, Inc. ...........       2,158,200

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                                 JUNE 30, 2000
                                  (UNAUDITED)

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
     97,900   Sovran Self Storage, Inc. ...  $    2,098,731
     99,600   Sun Communities, Inc. .......       3,330,375
                                             --------------
              TOTAL REAL ESTATE INVESTMENT
              TRUSTS.......................      15,793,811
                                             --------------
              RESEARCH AND DEVELOPMENT -- 0.45%
     90,100   Albany Molecular Research,
                Inc.(c)....................       4,904,819
     28,200   CuraGen Corp.(a)(c)..........       1,073,362
                                             --------------
              TOTAL RESEARCH AND
              DEVELOPMENT..................       5,978,181
                                             --------------
              RESTAURANTS -- 2.23%
    110,000   Applebees International,
                Inc. ......................       3,334,375
    157,800   Benihana, Inc. -- Class
                A(c).......................       2,110,575
    136,500   CEC Entertainment, Inc.(c)...       3,497,813
    131,700   Outback Steakhouse,
                Inc.(a)(c).................       3,852,225
     39,500   P.F. Chang's China Bistro,
                Inc.(c)....................       1,261,531
    116,800   Rare Hospitality
                International, Inc.(c).....       3,299,600
    953,200   Ruby Tuesday, Inc. ..........      11,974,575
                                             --------------
              TOTAL RESTAURANTS............      29,330,694
                                             --------------
              RETAIL -- 3.30%
    241,800   Blue Rhino Corp.(a)(c).......       1,949,512
    456,850   Consolidated Stores
                Corp.(c)...................       5,482,200
     68,825   Cost Plus, Inc.(c)...........       1,974,417
    276,900   Duane Reade, Inc.(a)(c)......       7,130,175
    188,200   Duckwall -- Alco Stores,
                Inc.(c)....................       1,552,650
     81,700   First Cash, Inc.(c)..........         275,737
    212,400   Fred's, Inc. ................       3,823,200
     98,600   Hibbet Sporting Goods,
                Inc.(c)....................       2,317,100
    119,100   Hot Topic, Inc.(a)(c)........       3,811,200
     86,700   Michael Anthony Jewelers,
                Inc.(c)....................         238,425
     66,500   MSC Industrial Direct
                Company -- Class A(c)......       1,392,344
     56,850   PC Connection, Inc.(a)(c)....       3,240,450
    300,000   Ross Stores, Inc. ...........       5,118,750
     78,900   SCP Pool Corp.(c)............       1,854,150
    294,600   Shop At Home, Inc.(a)(c).....       1,376,342
     85,500   The Men's Wearhouse,
                Inc.(c)....................       1,907,719
                                             --------------
              TOTAL RETAIL.................      43,444,371
                                             --------------

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              SCIENTIFIC AND TECHNICAL INSTRUMENTS -- 0.59%
    152,950   Optimal Robotics Corp.(c)....  $    5,869,456
     25,000   Photon Dynamics, Inc.(c).....       1,867,188
                                             --------------
              TOTAL SCIENTIFIC AND
              TECHNICAL INSTRUMENTS........       7,736,644
                                             --------------
              SECURITY -- 0.24%
    252,700   Burns International Services
                Corp.(c)...................       3,158,750
                                             --------------
              SEMICONDUCTORS -- 12.13%
    107,900   Actel Corp.(c)...............       4,922,938
    571,800   Alpha Industries, Inc.(c)....      25,194,938
    119,000   American Xtal Technology,
                Inc.(c)....................       5,146,750
    139,300   Asyst Technologies,
                Inc.(c)....................       4,771,025
     38,900   ATMI, Inc.(c)................       1,808,850
     50,000   Brooks Automation, Inc.(c)...       3,196,875
    125,200   Cree, Inc.(c)................      16,714,200
    116,000   DuPont Photomasks, Inc.(c)...       7,946,000
    150,000   Fairchild International,
                Inc. -- Class A(c).........       6,075,000
    262,900   Integrated Device Technology,
                Inc.(c)....................      15,741,138
    357,600   LTX Corp.(c).................      12,493,650
    125,000   National Semiconductor
                Corp.(c)...................       7,093,750
     62,500   NETsilicon, Inc.(c)..........       2,046,875
    144,300   Oak Technology, Inc.(c)......       3,111,469
     80,700   Pericom Semiconductor
                Corp.(c)...................       5,487,600
    252,100   PLX Technology, Inc.(c)......      10,462,150
     29,800   QLogic Corp.(c)..............       1,968,663
     92,000   Sage, Inc.(c)................       1,190,250
     69,000   TranSwitch Corp.(c)..........       5,325,937
     85,400   TriQuint Semiconductor,
                Inc.(c)....................       8,171,712
    138,200   Varian Semiconductor
                Equipment Associates,
                Inc.(c)....................       8,680,688
     32,850   Zoran Corp.(a)(c)............       2,166,047
                                             --------------
              TOTAL SEMICONDUCTORS.........     159,716,505
                                             --------------
              TELECOMMUNICATIONS -- 4.21%
    208,300   Alaska Communications System
                Holdings, Inc.(c)..........       2,161,112
    288,600   Boston Communications Group,
                Inc. ......................       4,040,400
     82,400   Caprock Communications
                Corp.(c)...................       1,606,800

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                                 JUNE 30, 2000
                                  (UNAUDITED)

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              TELECOMMUNICATIONS (CONTINUED)
    108,600   CFW Communications Company...  $    4,072,500
    238,727   Davel Communications,
                Inc.(c)....................          82,074
    160,000   Dobson Communications
                Corp. -- Class A...........       3,080,000
    243,100   ICG Communications,
                Inc.(a)(c).................       5,363,394
     71,400   Intermedia Communications,
                Inc.(a)(c).................       2,124,150
    135,600   Leap Wireless International,
                Inc.(c)....................       6,373,200
     22,100   MDSI Mobile Data Solutions,
                Inc.(c)....................         508,300
    227,200   Metro One Telecommunications,
                Inc.(c)....................       2,854,200
    127,800   P-Com, Inc.(c)...............         726,863
    199,730   Price Communications
                Corp.(c)...................       4,706,138
    106,100   Primus Telecommunications
                Group, Inc.(a)(c)..........       2,639,237
    109,700   Rural Cellular Corp. -- Class
                A(c).......................       8,398,906
    231,100   Somera Communications,
                Inc.(c)....................       3,148,737
     75,500   Startec Global Communications
                Corp.(c)...................         806,906
     50,000   Western Wireless Corp. --
                Class A(c).................       2,725,000
                                             --------------
              TOTAL TELECOMMUNICATIONS.....      55,417,917
                                             --------------
              TRANSPORT SERVICES -- 0.07%
      4,000   Petroleum Helicopters, Inc.
                (Voting)...................          38,000
     96,200   Petroleum Helicopters, Inc.
                (Non-Voting)...............         925,925
                                             --------------
              TOTAL TRANSPORT SERVICES.....         963,925
                                             --------------
              TRANSPORTATION: FREIGHT -- 2.58%
    430,000   Airborne Freight Corp. ......       8,143,125
    332,200   Circle International Group,
                Inc. ......................       8,346,525
    148,700   CNF Transportation, Inc. ....       3,382,925
    114,000   Forward Air Corp.(a)(c)......       4,560,000
    232,374   Fritz Companies, Inc.(c).....       2,396,357
    424,427   Pittston Brink's Group.......       5,809,345
     65,000   Sea Containers Ltd. .........       1,373,125
                                             --------------
              TOTAL TRANSPORTATION:
              FREIGHT......................      34,011,402
                                             --------------

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              UTILITIES: ELECTRIC -- 0.72%
    850,000   El Paso Electric
                Company(c).................  $    9,509,375
                                             --------------
              TOTAL COMMON STOCK (Cost
              $988,174,686)................   1,254,687,808
                                             --------------
              REGULATED INVESTMENT COMPANIES -- 0.74%
  7,066,275   Janus Money Market Fund(b)...       7,066,275
  2,755,848   Merrimac Cash Fund -- Premium
                Class(b)...................       2,755,848
                                             --------------
              TOTAL REGULATED INVESTMENT
              COMPANIES (Cost
              $9,822,123)..................       9,822,123
                                             --------------
 PRINCIPAL
 ---------
              TIME DEPOSITS -- 3.83%
$ 1,838,875   Bank of Montreal, 6.59%,
                07/05/00(b)................       1,838,875
  3,615,527   Bank of Montreal, 6.90%,
                07/05/00(b)................       3,615,527
  6,630,629   BNP Paribas, 6.75%,
                07/05/00(b)................       6,630,629
 13,673,156   BNP Paribas, 6.75%,
                07/05/00(b)................      13,673,156
  9,992,708   Fleet National Bank, 7.125%,
                10/31/00(b)................       9,992,708
  5,975,944   Royal Bank of Scotland,
                6.70%, 07/05/00(b).........       5,975,944
  8,677,265   Royal Bank of Scotland,
                6.85%, 07/05/00(b).........       8,677,265
                                             --------------
              TOTAL TIME DEPOSITS (Cost
              $50,404,104).................      50,404,104
                                             --------------
              SHORT TERM CORPORATE NOTES -- 3.71%
  8,000,000   Bank of America, Floating
                Rate, 6.67%(++),
                03/22/01(b)................       8,000,000
  3,446,267   Bank of Montreal, Floating
                Rate, 6.63%(++),
                08/16/00(b)................       3,446,267
  5,000,000   Bear Stearns and Company,
                Inc., Floating Rate,
                7.375%(++), 07/26/00(b)....       5,000,000
  2,446,734   First Union National Bank,
                Floating Rate, 6.90%(++),
                05/09/01(b)................       2,446,734
 12,000,000   JP Morgan Securities, Inc.,
                Floating Rate, 7.23%(++),
                07/07/00(b)................      12,000,000

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                                 JUNE 30, 2000
                                  (UNAUDITED)

 PRINCIPAL                                       VALUE
 ---------                                   --------------
              SHORT TERM CORPORATE NOTES (CONTINUED)
$10,000,000   Morgan Stanley Dean Witter &
                Company, Floating Rate,
                7.225%(++), 10/06/00(b)....  $   10,000,000
  8,000,000   Prudential Securities, Inc.,
                Floating Rate, 7.40%(++),
                12/08/00(b)................       8,000,000
                                             --------------
              TOTAL SHORT TERM CORPORATE
              NOTES (Cost $48,893,001).....      48,893,001
                                             --------------
              TOTAL SECURITIES (Cost
              $1,097,293,914)..............   1,363,807,036
                                             --------------
              REPURCHASE AGREEMENTS -- 4.39%
  8,297,584   With Investors Bank & Trust,
                dated 06/30/00, 6.03%, due
                07/03/00, repurchase
                proceeds at maturity,
                $8,301,753 (Collateralized
                by Fannie Mae Adjustable
                Rate Mortgage, 7.323%, due
                09/01/26, with a value of
                $8,712,719)................       8,297,584
  9,903,128   With Investors Bank & Trust,
                dated 06/30/00, 6.03%, due
                07/03/00, repurchase
                proceeds at maturity,
                $9,908,105 (Collateralized
                by Fannie Mae Adjustable
                Rate Mortgage, 5.978%, due
                09/01/29, with a value of
                $10,398,538)...............       9,903,128
 18,363,203   With Investors Bank & Trust,
                dated 06/30/00, 6.03%, due
                07/03/00, repurchase
                proceeds at maturity
                $18,372,431 (Collateralized
                by Freddie Mac Adjustable
                Rate Mortgage, 7.621%, due
                10/01/24, with a value of
                $3,291,920 and Fannie Mae,
                6.50%, due 04/25/29, with a
                value of $15,989,503)......      18,363,203

 PRINCIPAL                                       VALUE
 ---------                                   --------------
              REPURCHASE AGREEMENTS (CONTINUED)
$21,198,378   With Investors Bank & Trust,
                dated 06/30/00, 6.03%, due
                07/03/00, repurchase
                proceeds at maturity
                $21,209,030 (Collateralized
                by Fannie Mae, 5.77%, due
                08/25/22, with a value of
                $17,430,472 and Ginnie Mae
                Adjustable Rate Mortgage,
                6.375%, due 06/20/26, with
                a value of $4,827,833).....  $   21,198,378
                                             --------------
              TOTAL REPURCHASE AGREEMENTS
              (Cost $57,762,293)...........      57,762,293
                                             --------------
              Total Investments -- 107.93%
              (Cost $1,155,056,207)........   1,421,569,329
              Liabilities less other
              assets -- (7.93)%............    (104,451,675)
                                             --------------
              NET ASSETS -- 100.00%........  $1,317,117,654
                                             ==============


The aggregate cost of securities for federal income tax
purposes at June 30, 2000, is $1,155,056,207.
The following amount is based on cost for federal income
tax purposes:
    Gross unrealized appreciation.........  $ 388,328,065
    Gross unrealized depreciation.........   (121,814,943)
                                            -------------
    Net unrealized appreciation...........  $ 266,513,122
                                            =============

---------------
(a)  All or part of this security is on loan.
(b)  Collateral for securities on loan.
(c)  Non-income producing security.
(++) This interest rate is subject to change monthly based on the London
     Interbank Offered Rate ("LIBOR"). The rate shown was in effect at June 30, 2000.

                       See notes to financial statements.

                          AGGRESSIVE EQUITY PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 2000
                                  (UNAUDITED)

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK -- 97.31%
              ADVERTISING -- 0.98%
    100,000   Interpublic Group of Companies,
                Inc. ........................  $  4,300,000
                                               ------------
              COMMUNICATIONS EQUIPMENT -- 2.37%
    210,000   Powerwave Technologies,
                Inc.(c)......................     9,240,000
     20,500   QUALCOMM, Inc.(a)(c)...........     1,230,000
                                               ------------
              TOTAL COMMUNICATIONS
              EQUIPMENT......................    10,470,000
                                               ------------
              COMPUTERS AND OFFICE EQUIPMENT -- 1.67%
     80,920   Sun Microsystems, Inc.(c)......     7,358,662
                                               ------------
              COMPUTER SOFTWARE AND SERVICES -- 10.93%
     31,500   America Online, Inc.(c)........     1,661,625
    124,000   Cisco Systems, Inc.(c).........     7,881,750
     50,000   Check Point Software
                Technologies Ltd.(a)(c)......    10,587,500
    160,000   Entrust Technologies,
                Inc.(c)......................    13,240,000
    100,000   Exodus Communications,
                Inc.(a)(c)...................     4,606,250
      3,100   MarchFirst, Inc.(c)............        56,575
     62,000   Siebel Systems, Inc.(a)(c).....    10,140,875
                                               ------------
              TOTAL COMPUTER SOFTWARE AND
              SERVICES.......................    48,174,575
                                               ------------
              CONSUMER GOODS AND SERVICES -- 1.86%
    154,500   General Electric Company.......     8,188,500
                                               ------------
              ELECTRONICS -- 3.09%
     93,000   Sanmina Corp.(c)...............     7,951,500
    150,000   Vishay Intertechnology,
                Inc.(c)......................     5,690,625
                                               ------------
              TOTAL ELECTRONICS..............    13,642,125
                                               ------------
              FOOD AND BEVERAGE -- 2.85%
     60,000   Anheuser-Busch Companies,
                Inc. ........................     4,481,250
    220,000   Hain Celestial Group,
                Inc.(c)......................     8,071,250
                                               ------------
              TOTAL FOOD AND BEVERAGE........    12,552,500
                                               ------------
              FINANCIAL SERVICES -- 0.94%
     79,500   American Express Company.......     4,143,938
                                               ------------
              INSURANCE -- 1.37%
     51,500   American International Group...     6,051,250
                                               ------------
              MANUFACTURING -- 3.47%
     56,750   Corning, Inc. .................    15,315,406
                                               ------------
              MEDIA -- 5.76%
     60,000   AMFM, Inc.(c)..................     4,140,000
    400,000   AT & T Corp.-Liberty Media
                Group -- Class A(c)..........     9,700,000

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK (CONTINUED)
              MEDIA (CONTINUED)
     51,500   Clear Channel
                Communications(a)(c).........  $  3,862,500
    190,000   Comcast Corp. -- Class A
                (Special)....................     7,695,000
                                               ------------
              TOTAL MEDIA....................    25,397,500
                                               ------------
              MEDICAL AND OTHER HEALTH SERVICES -- 2.03%
    148,995   MedQuist, Inc.(c)..............     5,065,830
     77,500   Medtronic, Inc. ...............     3,860,469
                                               ------------
              TOTAL MEDICAL AND OTHER HEALTH
              SERVICES.......................     8,926,299
                                               ------------
              MEDICAL EQUIPMENT AND SUPPLIES -- 1.51%
    125,000   ArthroCare Corp.(c)............     6,656,250
                                               ------------
              OIL AND GAS -- 3.64%
     65,000   Dynegy, Inc. ..................     4,440,313
     30,000   Enron Corp. ...................     1,935,000
    280,000   Kinder Morgan, Inc. ...........     9,677,500
                                               ------------
              TOTAL OIL & GAS................    16,052,813
                                               ------------
              PHARMACEUTICALS -- 18.39%
     73,400   Cardinal Health, Inc. .........     5,431,600
    350,000   IVAX Corp.(a)(c)...............    14,525,000
    116,250   Jones Pharma, Inc. ............     4,642,734
    427,500   King Pharmaceuticals,
                Inc.(a)(c)...................    18,756,563
    255,000   Maxim Pharmaceuticals,
                Inc.(a)(c)...................    13,100,625
    105,000   MedImmune, Inc.(c).............     7,770,000
    227,369   Pfizer, Inc. ..................    10,913,700
     80,000   Priority Healthcare Corp. --
                Class B(c)...................     5,945,000
                                               ------------
              TOTAL PHARMACEUTICALS..........    81,085,222
                                               ------------
              RETAIL -- 1.42%
    125,000   Home Depot, Inc. ..............     6,242,187
                                               ------------
              SCIENTIFIC EQUIPMENT -- 5.55%
    260,000   Varian, Inc.(c)................    11,992,500
    100,000   Waters Corp.(c)................    12,481,250
                                               ------------
              TOTAL SCIENTIFIC EQUIPMENT.....    24,473,750
                                               ------------
              SEMICONDUCTORS -- 18.33%
    240,000   Amkor Technology, Inc.(a)(c)...     8,475,000
    100,000   Applied Materials, Inc.(c).....     9,062,500
     32,000   Broadcom Corp. -- Class A(c)...     7,006,000
    103,500   Conexant Systems, Inc.(a)(c)...     5,032,687
     70,000   Intel Corp. ...................     9,358,125
     77,952   JDS Uniphase Corp.(c)..........     9,344,496

                       See notes to financial statements.

                          AGGRESSIVE EQUITY PORTFOLIO

                                 JUNE 30, 2000
                                  (UNAUDITED)

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK (CONTINUED)
              SEMICONDUCTORS (CONTINUED)
     90,000   Kopin Corp.(c).................  $  6,232,500
    230,000   LTX Corp.(c)...................     8,035,625
     90,000   QLogic Corp.(c)................     5,945,625
    120,000   Varian Semiconductor Equipment
                Associates, Inc.(c)..........     7,537,500
     80,000   Virata Corp.(c)................     4,770,000
                                               ------------
              TOTAL SEMICONDUCTORS...........    80,800,058
                                               ------------
              TELECOMMUNICATIONS -- 8.17%
    175,000   Carrier Access Corp.(a)(c).....     9,253,125
     84,325   Polycom, Inc.(c)...............     7,934,460
     50,000   Sprint Corp. (FON Group).......     2,550,000
     60,000   VoiceStream Wireless
                Corp.(c).....................     6,977,814
    125,000   Western Wireless Corp. -- Class
                A(c).........................     6,812,500
     54,000   WorldCom, Inc.(c)..............     2,477,250
                                               ------------
              TOTAL TELECOMMUNICATIONS.......    36,005,149
                                               ------------
              UTILITIES -- 2.98%
    200,000   Calpine Corp.(a)(c)............    13,150,000
                                               ------------
              TOTAL COMMON STOCK
              (Cost $287,927,161)............   428,986,184
                                               ------------
              REGULATED INVESTMENT COMPANY -- 1.57%
  4,988,472   Janus Money Market Fund(b).....     4,988,472
  1,945,504   Merrimac Cash Fund -- Premium
                Class(b).....................     1,945,504
                                               ------------
              TOTAL REGULATED INVESTMENT
              COMPANY (Cost $6,933,976)......     6,933,976
                                               ------------
 PRINCIPAL
 ---------
              TIME DEPOSITS -- 5.03%
$   670,782   Bank of Montreal, 6.59%,
                07/05/00(b)..................       670,782
  2,537,441   Bank of Montreal, 6.90%,
                07/05/00(b)..................     2,537,441
  3,037,890   BNP Paribas, 6.75%,
                07/05/00(b)..................     3,037,890
  7,345,811   BNP Paribas, 6.75%,
                07/05/00(b)..................     7,345,811
  1,065,828   Fleet National Bank, 7.125%,
                10/31/00(b)..................     1,065,828
  1,417,215   Royal Bank of Scotland, 6.70%,
                07/05/00(b)..................     1,417,215
  6,089,857   Royal Bank of Scotland, 6.85%,
                07/05/00(b)..................     6,089,857
                                               ------------
              TOTAL TIME DEPOSITS (Cost
              $22,164,824)...................    22,164,824
                                               ------------

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              SHORT TERM CORPORATE NOTES -- 10.78%
 $5,500,000   Bank of America, Floating Rate,
                6.67%(++), 03/22/01(b).......  $  5,500,000
    293,083   Bank of Montreal, Floating
                Rate, 6.63%(++),
                08/16/00(b)..................       293,083
  5,000,000   Bear Stearns and Company, Inc.,
                Floating Rate, 7.375%(++),
                07/26/00(b)..................     5,000,000
  2,207,917   First Union National Bank,
                Floating Rate, 6.90%(++),
                05/09/01(b)..................     2,207,917
 17,500,000   JP Morgan Securities, Inc.,
                Floating Rate, 7.23%(++),
                07/07/00(b)..................    17,500,000
 11,000,000   Morgan Stanley Dean Witter &
                Company, Floating Rate,
                7.225%(++), 10/06/00(b)......    11,000,000
  6,000,000   Prudential Securities, Inc.,
                Floating Rate, 7.40%(++),
                12/08/00(b)..................     6,000,000
                                               ------------
              TOTAL SHORT TERM CORPORATE
              NOTES (Cost $47,501,000).......    47,501,000
                                               ------------
              TOTAL SECURITIES (Cost
              $364,526,961)..................   505,585,984
                                               ------------
              REPURCHASE AGREEMENT -- 0.91%
  4,031,732   With Investors Bank & Trust
                dated 06/30/00, 6.03%, due
                07/03/00, repurchase proceeds
                at maturity $4,033,758
                (Collateralized by Freddie
                Mac Adjustable Rate Mortgage,
                6.409%, due 01/01/21, with a
                value of $4,233,722) (Cost
                $4,031,732)..................     4,031,732
                                               ------------
              Total Investments -- 115.60%
              (Cost $368,558,693)............   509,617,716
              Liabilities less other
              assets -- (15.60%).............   (68,783,535)
                                               ------------
              NET ASSETS -- 100.00%..........  $440,834,181
                                               ============
The aggregate cost of securities for federal income tax
purposes at June 30, 2000 is $368,558,693.
The following amount is based on cost for federal income
tax purposes:
    Gross unrealized appreciation............  $146,214,920
    Gross unrealized depreciation............    (5,155,897)
                                               ------------
    Net unrealized appreciation..............  $141,059,023
                                               ============

---------------

(a)  All or part of this security is on loan.
(b)  Collateral for securities on loan.
(c)  Non-income producing security.
(++) This interest rate is subject to change monthly based on the London
     Interbank Offered Rate ("LIBOR"). The rate shown was in effect at June 30, 2000.

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 2000
                                  (UNAUDITED)

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES -- 88.58%
              AUTOMOTIVE PARTS AND EQUIPMENT -- 1.33%
$ 1,200,000   American Axle & Manufacturing,
                Inc., 9.75%, 03/01/09........  $  1,119,000
    600,000   Lear Corp., 8.11%, 05/15/09....       546,493
                                               ------------
              TOTAL AUTOMOTIVE PARTS AND
              EQUIPMENT......................     1,665,493
                                               ------------
              AUTOMOTIVE RENTAL -- 3.16%
  1,650,000   Avis Rent A Car, Inc., 11.00%,
                05/01/09.....................     1,720,125
    725,000   Budget Group, Inc., 9.125%,
                04/01/06.....................       464,000
  1,150,000   United Rentals, Inc., 9.25%,
                01/15/09.....................     1,037,875
  1,000,000   Universal Compression, Inc.,
                9.875%, 02/15/08.............       720,000
                                               ------------
              TOTAL AUTOMOTIVE RENTAL........     3,942,000
                                               ------------
              BROADCASTING -- 4.84%
    550,000   Acme Television, 10.875%,
                09/30/04.....................       525,250
  2,400,000   Echostar DBS Corp., 9.25%,
                02/01/06.....................     2,334,000
  2,100,000   Sinclair Broadcast Group,
                10.00%, 09/30/05.............     2,005,500
  2,000,000   Spectrasite Holdings, Inc.,
                11.25%, 04/15/09.............     1,170,000
                                               ------------
              TOTAL BROADCASTING.............     6,034,750
                                               ------------
              BUSINESS SERVICES -- 2.27%
  2,100,000   Fisher Scientific
                International, 9.00%,
                02/01/08.....................     1,921,500
  1,000,000   Fisher Scientific
                International -- 144A, 9.00%,
                02/01/08.....................       915,000
                                               ------------
              TOTAL BUSINESS SERVICES........     2,836,500
                                               ------------
              CHEMICALS -- 3.92%
  1,000,000   Huntsman Corp. -- 144A, 9.50%,
                10/01/07.....................       910,000
  2,050,000   Lyondell Chemical Company --
                144A, 9.625%, 05/01/07.......     2,019,250
  2,000,000   ZSC Specialty Chemical PLC --
                144A, 11.00%, 07/01/09.......     1,960,000
                                               ------------
              TOTAL CHEMICALS................     4,889,250
                                               ------------
              COMMERCIAL SERVICES -- 1.01%
  1,425,000   Pierce Leahy Command Company,
                8.125%, 05/15/08.............     1,254,000
                                               ------------

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              COMPUTER SOFTWARE AND SERVICES -- 4.46%
$   750,000   Covad Communications Group,
                12.00%, 02/15/10.............  $    585,000
    600,000   Exodus Communications, Inc.,
                10.75%, 12/15/09.............       579,000
  1,900,000   Exodus Communications, Inc.,
                11.625%, 07/15/10............     1,904,750
  1,400,000   Psinet, Inc., 10.50%,
                12/01/06.....................     1,288,000
  1,300,000   Unisys Corp., 7.875%,
                04/01/08.....................     1,215,500
                                               ------------
              TOTAL COMPUTER SOFTWARE AND
              SERVICES.......................     5,572,250
                                               ------------
              CONSTRUCTION -- 2.57%
  1,850,000   Kaufman and Broad Home Corp.,
                7.75%, 10/15/04..............     1,674,250
  1,700,000   Nortek, Inc., 8.875%,
                08/01/08.....................     1,538,500
                                               ------------
              TOTAL CONSTRUCTION.............     3,212,750
                                               ------------
              CONSUMER GOODS AND SERVICES -- 0.77%
  1,000,000   Polaroid Corp., 6.75%,
                01/15/02.....................       962,817
                                               ------------
              ENVIRONMENTAL MANAGEMENT SERVICES -- 2.21%
  2,250,000   Allied Waste North America
                Industries, Inc., 7.875%,
                01/01/09.....................     1,918,125
  1,000,000   Allied Waste North America
                Industries, Inc., 10.00%,
                08/01/09.....................       835,000
                                               ------------
              TOTAL ENVIRONMENTAL MANAGEMENT
              SERVICES.......................     2,753,125
                                               ------------
              FINANCE -- 1.09%
  1,500,000   Williams Scotsman, Inc.,
                9.875%, 06/01/07.............     1,365,000
                                               ------------
              FOOD AND BEVERAGE -- 1.97%
  2,600,000   Canandaigua Brands, Inc.,
                8.50%, 03/01/09..............     2,366,000
    100,000   Cott Corp., 9.375%, 07/01/05...        95,250
                                               ------------
              TOTAL FOOD AND BEVERAGE........     2,461,250
                                               ------------
              INDUSTRIAL -- 7.39%
    800,000   AK Steel Corp., 9.125%,
                12/15/06.....................       768,000
  2,075,000   Atlas Air, Inc. -- 144A,
                9.375%, 11/15/06.............     1,992,000
  1,800,000   Building Materials Corp.,
                8.00%, 12/01/08..............     1,413,000
  2,475,000   HMH Properties, 7.875%,
                08/01/08.....................     2,221,312

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                                 JUNE 30, 2000
                                  (UNAUDITED)

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              INDUSTRIAL (CONTINUED)
$ 1,850,000   Muzak LLC, 9.875%, 03/15/09....  $  1,702,000
  1,195,000   P&L Coal Holdings Corp.,
                8.875%, 05/15/08.............     1,126,287
                                               ------------
              TOTAL INDUSTRIAL...............     9,222,599
                                               ------------
              LEISURE AND RECREATION -- 8.79%
  2,000,000   Bally Total Fitness Holding,
                9.875%, 10/15/07.............     1,810,000
  1,950,000   Harrahs Operating Company,
                Inc., 7.875%, 12/15/05.......     1,833,000
  1,500,000   Hollywood Casino Shreveport,
                13.00%, 08/01/06.............     1,593,750
  1,900,000   MGM Grand, Inc., 9.75%,
                06/01/07.....................     1,933,250
  1,800,000   Park Place Entertainment Corp.,
                7.875%, 12/15/05.............     1,692,000
  1,200,000   Six Flags Entertainment,
                8.875%, 04/01/06.............     1,146,000
  1,000,000   Waterford Gaming LLC -- 144A,
                9.50%, 03/15/10..............       960,000
                                               ------------
              TOTAL LEISURE AND RECREATION...    10,968,000
                                               ------------
              MACHINERY -- 2.49%
  1,975,000   Advanced Lighting Technologies,
                Inc. -- 144A, 8.00%,
                03/15/08.....................     1,441,750
  2,000,000   National Equipment Services,
                10.00%, 11/30/04.............     1,660,000
                                               ------------
              TOTAL MACHINERY................     3,101,750
                                               ------------
              MANUFACTURING -- 3.62%
    700,000   Fedders North America, 9.375%,
                8/15/07......................       657,125
  1,150,000   Portola Packaging, 10.75%,
                10/01/05.....................       931,500
  2,000,000   Tekni-Plex, Inc. -- 144A,
                12.75%, 06/15/10.............     2,000,000
  1,000,000   WCI Steel, Inc., Series B,
                10.00%, 12/01/04.............       930,000
                                               ------------
              TOTAL MANUFACTURING............     4,518,625
                                               ------------
              MEDICAL AND OTHER HEALTH SERVICES -- 1.91%
  2,500,000   Tenet Healthcare Corp., 8.625%,
                01/15/07.....................     2,387,500
                                               ------------
              METALS AND MINING -- 0.80%
  1,000,000   Golden Northwest Aluminum,
                12.00%, 12/15/06.............     1,000,000
                                               ------------

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              OIL AND GAS -- 6.94%
$ 1,775,000   Chesapeake Energy Corp.,
                9.625%, 05/01/05.............  $  1,721,750
  1,300,000   Frontier Oil Corp., 11.75%,
                11/15/09.....................     1,300,000
  1,325,000   Nuevo Energy Company, 9.50%,
                06/01/08.....................     1,308,437
    600,000   Parker Drilling Corp., 9.75%,
                11/15/06.....................       580,500
  2,375,000   Plains Resources, Inc., 10.25%,
                03/15/06.....................     2,392,813
  1,325,000   Pride International, Inc.,
                10.00%, 06/01/09.............     1,364,750
                                               ------------
              TOTAL OIL AND GAS..............     8,668,250
                                               ------------
              PUBLISHING -- 2.00%
  2,550,000   American Media Operations,
                Inc., 10.25%, 05/01/09.......     2,499,000
                                               ------------
              RESTAURANTS -- 0.82%
  1,000,000   Sbarro, Inc., 11.00%,
                09/15/09.....................     1,022,500
                                               ------------
              SPECIAL PURPOSE ENTITY -- 4.05%
  2,300,000   Caithness Coso Funding Corp.,
                9.05%, 12/15/09..............     2,271,250
  1,000,000   ONO Finance PLC, 13.00%,
                05/01/09.....................       945,000
  1,700,000   RBF Finance Company, 11.375%,
                03/15/09.....................     1,844,500
                                               ------------
              TOTAL SPECIAL PURPOSE ENTITY...     5,060,750
                                               ------------
              TELECOMMUNICATIONS -- 18.41%
    425,000   Crown Castle International
                Corp., 9.00%, 05/15/11.......       392,063
    400,000   Crown Castle International
                Corp., 10.75%, 08/01/11......       405,500
  2,000,000   Dobson Communications Corp.,
                10.875%, 07/01/10............     2,010,000
  2,400,000   Global Crossing Holding, LTD.,
                9.625%, 05/15/08.............     2,328,000
  1,000,000   IPCS, Inc., 14.00%, 07/15/10...       530,000
    500,000   Intermedia Communications,
                Inc., 8.60%, 06/01/08........       462,500
  2,475,000   Intermedia Communications,
                Inc., 9.50%, 03/01/09........     2,351,250
    925,000   Level 3 Communications, Inc.,
                11.00%, 03/15/08.............       915,750
  2,000,000   Level 3 Communications, Inc.,
                9.125%, 05/01/08.............     1,795,000

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                                 JUNE 30, 2000
                                  (UNAUDITED)

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              TELECOMMUNICATIONS (CONTINUED)
$ 1,650,000   McLeodUSA, Inc., 8.125%,
                02/15/09.....................  $  1,489,125
    970,000   MGC Communications,
                Inc. -- 144A, 13.00%,
                04/01/10.....................       911,800
  2,225,000   Nextel Communications, 9.375%,
                11/15/09.....................     2,124,875
  2,350,000   Nextlink Communications,
                10.50%, 12/01/09.............     2,303,000
    295,000   NTL Communications Corp.,
                Series B, 11.50%, 10/01/08...       293,525
    500,000   NTL, Inc., Series B, 9.75%,
                04/01/08.....................       312,500
  1,675,000   Rural Cellular Corp., 9.625%,
                05/15/08.....................     1,624,750
  2,000,000   VersaTel Telcom International,
                11.875, 07/15/09.............     1,970,000
  1,000,000   Viatel, Inc., 11.50%,
                03/15/09.....................       760,000
                                               ------------
              TOTAL TELECOMMUNICATIONS.......    22,979,638
                                               ------------
              UTILITIES: ELECTRIC -- 1.76%
  2,200,000   AES Corp., 10.25%, 07/15/06....     2,194,500
                                               ------------
              TOTAL CORPORATE BONDS AND NOTES
              (Cost $115,451,332)............   110,572,297
                                               ------------
  SHARES
  ------
              PREFERRED STOCK -- 0.31%
              COMMUNICATION SERVICES
      1,725   Global Crossing Ltd., 6.75%
                (Cost $418,704)..............       383,597
                                               ------------
              TOTAL SECURITIES
              (Cost $115,870,036)............   110,955,894
                                               ------------
 PRINCIPAL                                        VALUE
 ---------                                     ------------
              REPURCHASE AGREEMENT -- 9.24%
$11,530,251   With Investors Bank & Trust,
                dated 06/30/00, 6.03%, due
                07/03/00, repurchase proceeds
                at maturity $11,536,045
                (Collateralized by Government
                National Mortgage Association
                Adjustable Rate Mortgage,
                7.125%, due 12/20/23, with a
                value of $12,106,993)
                (Cost $11,530,251)             $ 11,530,251
                                               ------------
              Total Investments -- 98.13%
              (Cost $127,400,287)............   122,486,145
              Other assets less
              liabilities -- 1.87%...........     2,334,983
                                               ------------
              NET ASSETS -- 100.00%..........  $124,821,128
                                               ============

The aggregate cost of investments for federal income tax
purposes at June 30, 2000, is $127,400,287.
The following amount is based on cost for federal income
tax purposes:
    Gross unrealized appreciation...........  $   628,594
    Gross unrealized depreciation...........   (5,542,736)
                                              -----------
    Net unrealized depreciation.............  $(4,914,142)
                                              ===========

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 2000
                                  (UNAUDITED)

  SHARES                                     VALUE       COUNTRY
  ------                                  ------------   -------
              COMMON STOCKS -- 96.14%
              AEROSPACE -- 0.39%
    432,480   Bae Systems PLC...........  $  2,697,507      UK
                                          ------------
              AIRLINES -- 0.39%
    124,500   British Airways PLC.......       716,224      UK
     43,000   KLM-Konin Luchtvaart MIJ
               N.V.(c)..................     1,162,385     NET
     86,000   Singapore Airlines,
               Ltd. ....................       850,557     SIN
                                          ------------
              TOTAL AIRLINES............     2,729,166
                                          ------------
              AUTOMOBILES -- 3.19%
     96,200   Bayerische Motoren Werke
               AG.......................     2,918,641     GER
     31,000   DaimlerChrysler AG........     1,623,399     GER
     97,000   Fiat SpA(a)...............     1,585,358     ITA
    190,900   GKN PLC...................     2,436,304      UK
    612,000   Mitsubishi Motors
               Corp.(c).................     2,620,339     JPN
  1,049,000   Nissan Motor Company,
               Ltd.(c)..................     6,196,758     JPN
      9,500   Peugeot SA................     1,914,207     FRA
    146,000   Suzuki Motor Corp. .......     1,887,765     JPN
     20,444   Valeo SA(a)...............     1,097,454     FRA
                                          ------------
              TOTAL AUTOMOBILES.........    22,280,225
                                          ------------
              BANKS -- 9.32%
    310,700   ABN AMRO Holding N.V. ....     7,642,411     NET
    197,640   Allied Irish Banks PLC....     1,777,100     IRE
    446,490   Australia & New Zealand
               Bank Group, Ltd. ........     3,434,133     AUS
    192,600   Banco Bilbao Vizcaya SA...     2,889,366     SPA
    122,000   Bank of Nova Scotia.......     2,988,927     CDA
     35,000   Bank of Scotland..........       333,021      UK
     18,265   Banque National de Paris
               (BNP)....................     1,764,870     FRA
     65,000   Canadian Imperial Bank of
               Commerce.................     1,779,375     CDA
    208,050   ForeningsSparbanken --
               Class A..................     3,059,999     SWE
    176,000   Fuji Bank, Ltd.(a)........     1,340,768     JPN
      3,020   Holderbank Financial
               Glaris -- Class B(a).....     3,714,488     SWI
     53,352   ING Groep N.V. ...........  3,620,899...     NET
    746,000   Keppel Tatlee Bank,
               Ltd. ....................     1,268,498     SIN
  1,011,329   Lloyds TSB Group PLC......     9,553,722      UK
    252,559   Royal Bank of Scotland
               Group PLC................     4,228,772      UK

  SHARES                                     VALUE       COUNTRY
  ------                                  ------------   -------
              COMMON STOCKS (CONTINUED)
              BANKS (CONTINUED)
    185,000   Svenska Handelsbanken
               AB -- Class A............  $  2,699,890     SWE
    198,000   The Sanwa Bank, Ltd. .....     1,583,228     JPN
     59,000   Toronto Dominion Bank.....     1,433,517     CDA
    275,000   Toyo Trust & Banking Co.,
               Ltd. ....................       930,518     JPN
  1,429,919   Turkiye Is Bankasi
               (Isbank) (GDR)...........     3,002,830     TUR
    340,000   UniCredito Italiano
               S.P.A. ..................     1,632,850     ITA
    603,300   Westpac Banking Corp. ....     4,364,936     AUS
                                          ------------
              TOTAL BANKS...............    65,044,118
                                          ------------
              CHEMICALS -- 1.57%
     72,770   DSM NV....................     2,343,820     NET
    238,000   Laporte PLC...............     1,729,475      UK
    337,000   Mitsui Chemicals, Inc. ...     2,360,247     JAP
        300   Norsk Hydro ASA (ADR).....        12,619     NOR
     71,400   Norsk Hydro ASA...........     3,007,211     NOR
     30,000   Shin-Etsu Chemical
               Company, Ltd. ...........     1,525,497     JPN
                                          ------------
              TOTAL CHEMICALS...........    10,978,869
                                          ------------
              COMPUTER EQUIPMENT -- 0.59%
     19,000   Creative Technology,
               Ltd. ....................       458,248     SIN
     48,000   Creative Technology,
               Ltd. ....................     1,146,000     SIN
     28,600   Nidec Corporation(a)......     2,486,922     JPN
                                          ------------
              TOTAL COMPUTER
              EQUIPMENT.................     4,091,170
                                          ------------
              COMPUTER SOFTWARE AND SERVICES -- 0.70%
     38,000   Fuji Soft ABC, Inc. ......     2,259,134     JPN
      7,000   Fujitsu Support and
               Service, Inc. ...........       694,697     JPN
      4,000   Intershop Communications
               AG(c)....................     1,828,605     GER
     11,500   PT-Multimedia.com --
               Servicos de Acesso a
               Internet, S.G.P.S.,
               SA(c)....................        88,439     POR
                                          ------------
              TOTAL COMPUTER SOFTWARE
              AND SERVICES..............     4,870,875
                                          ------------
              CONSTRUCTION -- 2.21%
      8,700   Bouygues SA(c)............     5,837,809     FRA
        340   Bouygues SA(c)............       228,144     FRA
     80,000   CRH PLC...................     1,453,224     IRE
     22,000   Rohm Company, Ltd. .......     6,446,033     JPN

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                                 JUNE 30, 2000
                                  (UNAUDITED)

  SHARES                                     VALUE       COUNTRY
  ------                                  ------------   -------
              COMMON STOCKS (CONTINUED)
              CONSTRUCTION (CONTINUED)
     13,376   Sanitec Oyj...............  $    134,632     FIN
    146,000   Sekisui House, Ltd. ......     1,353,727     JPN
                                          ------------
              TOTAL CONSTRUCTION........    15,453,569
                                          ------------
              CONSUMER GOODS AND SERVICES -- 6.04%
      7,900   Christian Dior SA.........     1,798,553     FRA
     76,000   Hennes & Mauritz..........     1,594,396     SWE
     86,000   Kao Corp. ................     2,633,612     JPN
    309,000   Nikon Corp. ..............    11,477,805     JPN
     29,700   Nintendo Corp., Ltd. .....     5,198,831     JPN
      2,044   Reckitt Benckiser PLC.....        22,899      UK
     13,000   Sony Corp. (ADR)..........     1,226,062     JPN
    164,050   Sony Corp.(a).............    15,350,388     JPN
     20,000   TDK Corp. ................     2,880,866     JPN
                                          ------------
              TOTAL CONSUMER GOODS AND
              SERVICES..................    42,183,412
                                          ------------
              ELECTRONICS -- 13.99%
     59,400   ASM Lithography Holding
               N.V.(a)(c)...............     2,563,449     NET
    237,600   ASM Lithography Holding
               N.V.(a)(c)...............    10,484,100     NET
    400,000   Caradon PLC...............       914,400      UK
     14,600   Epcos AG(c)...............     1,462,380     GER
     31,000   FANUC, Ltd. ..............     3,161,485     JPN
    231,000   Hitachi, Ltd. ............     3,340,491     JPN
     31,000   Hirose Electric Company,
               Ltd. ....................     4,837,454     JPN
    474,000   Johnson Electric Holdings,
               Ltd. ....................     4,484,609     HNG
     13,490   Keyence Corp. ............     4,462,601     JPN
     26,300   Mabuchi Motor Company,
               Ltd. ....................     3,405,529     JPN
     54,000   Murata Manufacturing
               Company, Ltd. ...........     7,768,132     JPN
    584,000   NEC Corp. ................    18,380,816     JPN
     44,000   Nichicon Corp. ...........     1,081,269     JPN
     90,299   Samsung Electronics
               (GDR)(a).................    17,485,047     KOR
    162,900   STMicroelectronics
               N.V.(a)..................    10,456,144     NET
     53,000   Taiyo Yuden Company,
               Ltd. ....................     3,326,227     JPN
                                          ------------
              TOTAL ELECTRONICS.........    97,614,133
                                          ------------
              EMPLOYMENT AGENCY -- 0.24%
      1,982   Adecco SA.................     1,689,386     SWI
                                          ------------

  SHARES                                     VALUE       COUNTRY
  ------                                  ------------   -------
              COMMON STOCKS (CONTINUED)
              ENGINEERING -- 0.12%
     57,261   Chudenko Corp. ...........  $    808,571     JPN
                                          ------------
              FINANCE -- 2.42%
     19,900   AIFUL Corp. ..............     1,839,500     JPN
      2,284   CIE Financial Richemont...     6,173,295     SWI
      3,600   Fairfax Financial
               Holdings, Ltd.(c)........       393,610     CDA
    170,029   Lend Lease Corp., Ltd. ...     2,175,317     AUS
    136,000   Nomura Securities Co.,
               Ltd. ....................     3,335,686     JPN
     14,880   Orix Corp. ...............     2,201,027     JPN
    181,000   Shinko Securities Company,
               Ltd. ....................       812,600     JPN
                                          ------------
              TOTAL FINANCE.............    16,931,035
                                          ------------
              FOOD AND BEVERAGES -- 3.86%
    653,000   Cadbury Schweppes PLC.....     4,290,406      UK
    372,953   Coca-Cola Amatil, Ltd. ...       727,780     AUS
    216,988   Coca-Cola Beverages
               PLC(c)...................       341,604     AUS
    466,900   Coca-Cola Beverages
               PLC(c)...................       742,184     AUS
     15,000   Groupe Danone.............     1,998,658     FRA
    126,175   Heineken N.V. ............     7,710,567     NET
     30,000   Heineken N.V. -- Class
               A........................     1,173,312     NET
      4,700   Louis Vuitton Moet
               Hennessy.................     1,945,869     FRA
      1,931   Nestle....................     3,877,283     SWI
     77,500   Panamerican Beverages,
               Inc. -- Class A..........     1,157,656     MEX
    275,000   Tate & Lyle PLC...........     1,373,872      UK
    265,000   Unilever PLC..............     1,604,734      UK
                                          ------------
              TOTAL FOOD AND
              BEVERAGES.................    26,943,925
                                          ------------
              INDUSTRIAL -- 2.28%
     35,822   Advantest Corp. ..........     8,007,356     JPN
     21,200   Compagnie de Saint-
               Gobain(a)................     2,877,607     FRA
        800   SGS Societe Generale de
               Surveillance Holding
               SA.......................     1,387,398     SWI
     40,900   Vivendi SA(a).............     3,624,623     FRA
                                          ------------
              TOTAL INDUSTRIAL..........    15,896,984
                                          ------------
              INSURANCE -- 2.43%
    105,000   Assicurazioni Generali,
               Ltd. ....................     3,613,407     ITA
     88,600   Manulife Financial
               Corp. ...................     1,560,716     CDA

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                                 JUNE 30, 2000
                                  (UNAUDITED)

  SHARES                                     VALUE       COUNTRY
  ------                                  ------------   -------
              COMMON STOCKS (CONTINUED)
              INSURANCE (CONTINUED)
    480,000   Mitsui Marine and Fire
               Insurance Company,
               Ltd. ....................  $  2,313,744     JPN
    629,030   QBE Insurance Group,
               Ltd. ....................     3,086,399     AUS
    407,964   Royal & Sun Alliance
               Insurance Group PLC......     2,649,563      UK
      1,302   Schweizerische
               Rueckversicherungs-
               Gesellschaft(a)..........     2,662,347     SWI
    210,000   Yasuda Fire and Marine
               Insurance................     1,109,535     JPN
                                          ------------
              TOTAL INSURANCE...........    16,995,711
                                          ------------
              INVESTMENT HOLDING COMPANIES -- 0.84%
    464,800   Hutchison Whampoa.........     5,843,512     HNG
                                          ------------
              LEISURE AND RECREATION -- 0.19%
     32,500   Accor SA..................     1,337,446     FRA
                                          ------------
              MANUFACTURING -- 5.05%
     18,549   ABB, Ltd. ................     2,227,273     SWI
     29,500   E.On AG...................     1,428,060     GER
  1,366,100   Invensys PLC(c)...........     5,129,022      UK
     34,500   Metra Oy -- Class B.......       596,936     FIN
    602,000   Mitsubishi Heavy
               Industries, Ltd. ........     2,674,265     JPN
    169,000   Nippon Sheet Glass
               Company, Ltd. ...........     2,354,457     JPN
     44,500   Pohang Iron & Steel
               Company, Ltd. (ADR)(a)...     1,068,000     KOR
     82,100   Siemens AG................    12,434,628     GER
     75,000   THK Company, Ltd. ........     3,799,568     JPN
     20,300   Thyssen Krupp AG..........       331,781     GER
    390,900   TI Group PLC..............     2,130,405      UK
     39,000   Ushio, Inc. ..............     1,076,357     JPN
                                          ------------
              TOTAL MANUFACTURING.......    35,250,752
                                          ------------
              MEDIA -- 2.77%
        176   Canal Plus................        29,693     FRA
     17,100   Grupo Televisa (GDR)(c)...     1,178,831     MEX
    140,233   News Corp., Ltd. .........     1,936,576     AUS
     29,750   News Corp., Ltd.
               (ADR)(a).................     1,621,375     AUS
    289,306   Reuters Group PLC.........     4,936,052      UK
        433   Reuters Group PLC
               (ADR)(a).................        43,273      UK
    177,207   Singapore Press Holdings,
               Ltd. ....................     2,767,300     SIN

  SHARES                                     VALUE       COUNTRY
  ------                                  ------------   -------
              COMMON STOCKS (CONTINUED)
              MEDIA (CONTINUED)
    176,224   Thomson Corp.(a)..........  $  6,024,112     CDA
     29,500   United Pan-Europe
               Communications N.V.(c)...       774,546     NET
                                          ------------
              TOTAL MEDIA...............    19,311,758
                                          ------------
              METALS AND MINING -- 1.09%
     38,050   Broken Hill Proprietary
               (ADR)....................       903,687     AUS
    410,302   Broken Hill Proprietary...     4,865,484     AUS
     43,663   Pechiney SA -- Class
               A(a).....................     1,829,061     FRA
                                          ------------
              TOTAL METALS AND MINING...     7,598,232
                                          ------------
              OFFICE SUPPLIES -- 0.16%
     22,100   Societe BIC SA............     1,086,781     FRA
                                          ------------
              OIL AND GAS -- 2.60%
  1,090,600   Eni Spa(a)................     6,324,935     ITA
    214,700   Enterprise Oil PLC........     1,790,942      UK
    880,000   Santos, Ltd. .............     2,689,368     AUS
    491,000   Shell Transport &
               Trading..................     4,099,457      UK
     32,000   Suncor Energy, Inc. ......       738,627     CDA
     38,600   Suncor Energy, Inc. ......       899,862     CDA
     48,000   Talisman Energy,
               Inc.(c)..................     1,589,016     CDA
                                          ------------
              TOTAL OIL AND GAS.........    18,132,207
                                          ------------
              PAPER AND FOREST PRODUCTS -- 0.76%
    189,000   Sumitomo Forestry.........     1,273,671     JPN
    162,700   UPM-Kymmene...............     4,055,021     FIN
                                          ------------
              TOTAL PAPER AND FOREST
              PRODUCTS..................     5,328,692
                                          ------------
              PHARMACEUTICALS -- 6.16%
     40,062   AstraZeneca PLC (ADR).....     1,862,883      UK
    136,100   AstraZeneca PLC...........     6,356,387      UK
    228,128   AstraZeneca PLC...........    10,664,163      UK
     49,963   BOC Group.................       718,573      UK
    136,000   Chugai Pharmaceutical
               Company, Ltd. ...........     2,577,282     JPN
      4,244   Novartis AG...............     6,744,192     SWI
     60,000   Sankyo Company, Ltd. .....     1,358,202     JPN
    143,280   Sanofi-Synthelabo SA......     6,853,598     FRA
    210,000   Shionogi & Company,
               Ltd. ....................     3,999,471     JPN
     28,000   Takeda Chemical
               Industries, Ltd. ........     1,841,941     JPN
                                          ------------
              TOTAL PHARMACEUTICALS.....    42,976,692
                                          ------------

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                                 JUNE 30, 2000
                                  (UNAUDITED)

  SHARES                                     VALUE       COUNTRY
  ------                                  ------------   -------
              COMMON STOCKS (CONTINUED)
              PUBLISHING -- 0.18%
     46,400   Wolters Kluwer N.V. ......  $  1,240,949     NET
                                          ------------
              REAL ESTATE -- 0.79%
    188,000   Cheung Kong Holdings,
               Ltd. ....................     2,080,164     HNG
    168,000   Land Securities PLC.......     2,009,246      UK
    134,000   Mitsui Fudosan............     1,456,500     JPN
                                          ------------
              TOTAL REAL ESTATE.........     5,545,910
                                          ------------
              RETAIL -- 0.79%
    242,095   Dixons Group PLC(c).......       985,908      UK
    237,000   Jusco Company, Ltd. ......     4,502,479     JPN
                                          ------------
              TOTAL RETAIL..............     5,488,387
                                          ------------
              SEMICONDUCTORS -- 5.68%
     20,600   Aixtron AG................     2,833,687     GER
    198,000   Chartered Semiconductor
               Manufacturing, Ltd.(c)...     1,729,233     SIN
    163,200   Infineon Technologies
               AG(c)....................    12,914,261     GER
     73,700   Infineon Technologies AG
               (ADR)(a)(c)..............     5,840,725     GER
    114,300   Tokyo Electron, Ltd. .....    15,686,315     JPN
      4,600   Tokyo Seimitsu Company,
               Ltd. ....................       617,383     JPN
                                          ------------
              TOTAL SEMICONDUCTORS......    39,621,604
                                          ------------
              TELECOMMUNICATIONS -- 18.08%
      6,819   Cable & Wireless HKT, Ltd.
               (ADR)(a).................       146,608     HNG
    641,600   Cable & Wireless HKT,
               Ltd. ....................     1,411,584     HNG
    356,000   Cable & Wireless Optus,
               Ltd.(c)..................     1,064,476     AUS
    101,000   Cable & Wireless PLC......     1,710,990      UK
      8,500   Colt Telecom Group
               PLC(c)...................       283,099      UK
         53   DDI Corp. ................       510,957     JPN
     68,000   Deutsche Telekom AG.......     3,898,005     GER
    122,800   Ericsson AB -- Class B....     2,443,192     SWE
    251,600   Ericsson (LM) Telephone
               Company (ADR)............     5,032,000     SWE
      7,000   Korea Telecom Corp.
               (ADR)(a).................       338,625     KOR
        215   Nippon Telegraph and
               Telephone Corp. .........     2,865,271     JPN

  SHARES                                     VALUE       COUNTRY
  ------                                  ------------   -------
              COMMON STOCKS (CONTINUED)
              TELECOMMUNICATIONS (CONTINUED)
    380,600   Nokia Oyj.................  $ 19,500,650     FIN
     81,600   Nortel Networks Corp. ....     5,569,200     CDA
        514   NTT DoCoMo, Inc. .........    13,942,902     JPN
    160,000   Portugal Telecom SA.......     1,803,680     POR
     11,500   PT Multimedia -- Servicos
               de Telecomunicacoes e
               Multimedia, S.G.P.S.,
               SA(c)....................       573,236     POR
     11,000   Societe Europeenne des
               Satellites (FDR).........     1,818,923     LUX
     15,247   Swisscom AG...............     5,297,793     SWI
     40,500   Telecel-Comunicacoes
               Pessoais, SA(c)..........       617,285     POR
    179,000   Telecom Italia Mobile.....     1,835,985     ITA
    523,000   Telecom Italia Mobile.....     2,642,091     ITA
    102,555   Telecom Italia Spa........     1,415,638     ITA
    698,000   Telecom Italia Spa(a).....     4,650,216     ITA
    435,861   Telefonica SA(c)..........     9,400,781     SPA
    176,600   Telefonos De Mexico
               (ADR)(a).................    10,088,275     MEX
     64,000   Telesp-Telecomunicacoes de
               Sao Paulo SA.............     1,184,000     BRA
  6,137,740   Vodafone AirTouch PLC.....    24,809,359      UK
     31,000   Vodafone AirTouch PLC
               (ADR)(a).................     1,284,563      UK
                                          ------------
              TOTAL
              TELECOMMUNICATIONS........   126,139,384
                                          ------------
              TIRE AND RUBBER -- 0.04%
     13,000   Bridgestone Corp. ........       275,847     JPN
                                          ------------
              TRANSPORTATION -- 1.22%
    130,000   Bombardier Inc., Class
               B........................     3,527,744     CDA
    183,200   Bombardier Inc., Class
               B........................     4,970,509     CDA
                                          ------------
              TOTAL TRANSPORTATION......     8,498,253
                                          ------------
              TOTAL COMMON STOCK (Cost
              $488,306,758).............   670,885,062
                                          ------------
 PRINCIPAL
 ---------
              NON-CONVERTIBLE BOND -- 0.02%
$   141,656   Sekisui House, 2.50%,
               01/31/02 (Cost
               $157,468)................       143,413     JPN
                                          ------------

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                                 JUNE 30, 2000
                                  (UNAUDITED)

  SHARES                                     VALUE       COUNTRY
  ------                                  ------------   -------
              REGULATED INVESTMENT COMPANIES -- 1.15%
  5,749,153   Janus Money Market
               Fund(b)..................  $  5,749,153     USA
  2,242,170   Merrimac Cash Fund --
               Premium Class(b).........     2,242,170     USA
                                          ------------
              TOTAL REGULATED INVESTMENT
              COMPANIES (Cost
              $7,991,323)...............     7,991,323
                                          ------------
 PRINCIPAL
 ---------
              TIME DEPOSITS -- 7.12%
$ 2,172,087   Bank of Montreal, 6.59%,
               07/05/00(b)..............     2,172,087     USA
  3,087,277   Bank of Montreal, 6.90%,
               07/05/00(b)..............     3,087,277     USA
 10,818,576   BNP Paribas, 6.75%,
               07/05/00(b)..............    10,818,576     USA
 16,001,413   BNP Paribas, 6.75%,
               07/05/00(b)..............    16,001,413     USA
  3,271,956   Fleet National Bank,
               7.125%, 10/31/00(b)......     3,271,956     USA
  3,704,733   Royal Bank of Scotland,
               6.70%, 07/05/00(b).......     3,704,733     USA
 10,631,446   Royal Bank of Scotland,
               6.85%, 07/05/00(b).......    10,631,446     USA
                                          ------------
              TOTAL TIME DEPOSITS (Cost
              $49,687,488)..............    49,687,488
                                          ------------
              SHORT TERM CORPORATE NOTES -- 4.82%
  7,000,000   Bank of America, Floating
               Rate, 6.67%(++),
               03/22/01(b)..............     7,000,000     USA
  1,355,175   Bank of Montreal, Floating
               Rate, 6.63%(++),
               08/16/00(b)..............     1,355,175     USA
  4,000,000   Bear Stearns and Company,
               Inc., Floating Rate,
               7.375%(++),
               07/26/00(b)..............     4,000,000     USA
  2,234,662   First Union National Bank,
               Floating Rate, 6.90%(++),
               05/09/01(b)..............     2,234,662     USA
 14,000,000   JP Morgan Securities,
               Inc., Floating Rate,
               7.23%(++), 07/07/00(b)...    14,000,000     USA
  5,000,000   Prudential Securities,
               Inc., Floating Rate,
               7.40%(++), 12/08/00(b)...     5,000,000     USA
                                          ------------
              TOTAL SHORT TERM CORPORATE
              NOTES (Cost
              $33,589,837)..............    33,589,837
                                          ------------
              TOTAL SECURITIES (Cost
              $579,732,874).............   762,297,123
                                          ------------

 PRINCIPAL                                   VALUE       COUNTRY
 ---------                                ------------   -------
              REPURCHASE AGREEMENT -- 3.19%
$22,276,534   With Investors Bank and
               Trust, dated 06/30/00,
               6.03%, due 07/03/00,
               repurchase proceeds at
               maturity $22,287,728
               (Collateralized by Fannie
               Mae, 6.50%, due 05/18/28,
               with a value of
               $3,892,062, and IMPAC
               Secured Assets, 7.36%,
               due 04/25/30, with a
               value of $19,498,299)
               (Cost $22,276,534).......  $ 22,276,534     USA
                                          ------------
              Total
              Investments -- 112.44%
              (Cost $602,009,408).......   784,573,657
              Liabilities less other
              assets -- (12.44)%........   (86,775,641)
                                          ------------
              NET ASSETS -- 100.00%.....  $697,798,016
                                          ============

The aggregate cost of securities for federal income tax purposes at June 30, 2000 is $602,009,408.
The following amount is based on cost for federal income tax purposes:
   Gross unrealized appreciation........  $211,351,456
   Gross unrealized depreciation........   (28,787,207)
                                          ------------
   Net unrealized appreciation..........  $182,564,249
                                          ============

---------------
(a)    All or part of the security is on loan.
(b)    Collateral for securities on loan.
(c)    Non-income producing securities.
(ADR)  American Depository Receipt.
(FDR)  Foreign Depository Receipt.
(GDR)  Global Depository Receipt.
(++) This interest rate is subject to change monthly based on the London Interbank Offered Rate ("LIBOR"). The rate shown was in effect at June 30, 2000.

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                                 JUNE 30, 2000
                                  (UNAUDITED)

                                         PERCENT OF TOTAL
        COUNTRY COMPOSITION            INVESTMENTS AT VALUE
        -------------------            --------------------
Australia (AUS)....................            3.43%
Brazil (BRA).......................            0.15%
Canada (CDA).......................            4.01%
Finland (FIN)......................            3.10%
France (FRA).......................            4.36%
Germany (GER)......................            6.06%
Hong Kong (HNG)....................            1.76%
Ireland (IRE)......................            0.41%
Italy (ITA)........................            3.02%
Japan (JPN)........................           25.70%
Korea (KOR)........................            2.41%
Luxembourg (LUX)...................            0.23%
Mexico (MEX).......................            1.58%
Netherlands (NET)..................            6.27%
Norway (NOR).......................            0.38%
Portugal (POR).....................            0.39%
Singapore (SIN)....................            1.05%
Spain (SPA)........................            1.57%
Sweden (SWE).......................            1.89%
Switzerland (SWI)..................            4.30%
Turkey (TUR).......................            0.38%
United Kingdom (UK)................           13.06%
United States (USA)................           14.49%
                                             -------
TOTAL PERCENTAGE...................          100.00%
                                             =======

                       See notes to financial statements.

                        DIVERSIFIED INVESTORS PORTFOLIOS

                         Notes to Financial Statements
                                  (Unaudited)
1.  ORGANIZATION AND BUSINESS

     Diversified Investors Portfolios (the "Series Portfolio"), a series trust organized on September 1, 1993, under the laws of the State of New York, is composed of thirteen different series that are, in effect, separate investment funds: the Money Market Series, the High Quality Bond Series, the Intermediate Government Bond Series, the Core Bond Series, the Balanced Series, the Value and Income Series (formerly the Equity Income Series), the Equity Value Series, the Growth & Income Series, the Equity Growth Series, the Special Equity Series, the Aggressive Equity Series, the High-Yield Bond Series, and the International Equity Series (each a "Series"). The Declaration of Trust permits the Board of Trustees to issue an unlimited number of beneficial interests in each Series. Investors in a Series (e.g., investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of that Series (and of no other Series).

2.  SIGNIFICANT ACCOUNTING POLICIES

     A.  SECURITY VALUATION

          Short-term securities having remaining maturities of 60 days or less are valued at amortized cost which approximates value. The amortized cost of a security is determined by valuing it at original cost and thereafter amortizing any discount or premium at a constant rate until maturity. Equity securities are valued at the last sale price on the exchange on which they are primarily traded or at the bid price on the Nasdaq system for unlisted national market issues, or at the last quoted bid price for securities not reported on the Nasdaq system. Bonds are valued at the last available price provided by an independent pricing service for securities traded on a national securities exchange. Bonds that are listed on a national securities exchange but are not traded and bonds that are regularly traded in the over-the-counter market are valued at the mean of the last available bid and asked prices by an independent pricing service. All other securities will be valued at their fair value as determined by the Board of Trustees.

     B.  REPURCHASE AGREEMENTS

          Each Series, along with other affiliated entities of the investment advisor, may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Series investment advisor, subject to the seller's agreement to repurchase and the Series agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are segregated at the custodian, and pursuant to the terms of the repurchase agreements must have an aggregate market value greater than or equal to 102% and 105% of domestic and international securities, respectively, of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Series will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met or the seller defaults on its repurchase obligation, the Series maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller. However, in the event of default or bankruptcy by the seller, realization and/or retention of the collateral may be subject to legal proceedings.

     C.  FOREIGN CURRENCY TRANSLATION

          The accounting records of each Series are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the prevailing exchange rates each business day. Income and expenses denominated in foreign currencies are translated at prevailing exchange rates when accrued or incurred. The Series does not isolate realized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gains or losses on securities. Net realized gains and losses on foreign currency transactions represent net exchange

                        DIVERSIFIED INVESTORS PORTFOLIOS

                                  (Unaudited)

     C.  FOREIGN CURRENCY TRANSLATION (CONTINUED)

     gains and losses on disposition of foreign currencies and foreign currency forward contracts, and the difference between the amount of investment income receivable and foreign withholding taxes receivable recorded on the Series' books and the U.S. dollar equivalent of amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end and foreign currency forward contracts, resulting from changes in the prevailing exchange rates.

     D.  FOREIGN CURRENCY FORWARD CONTRACTS

          Each Series may enter into foreign currency forward contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Series' portfolio securities. A foreign currency forward contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency forward contract fluctuates with changes in forward currency exchange rates. Foreign currency forward contracts are marked to market daily and the change in value is recorded by the Series as an unrealized gain or loss. When a foreign currency forward contract is extinguished, through delivery or offset by entering into another foreign currency forward contract, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Series' Statement of Assets and Liabilities and Statement of Operations. In addition, the Series could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

     E.  OPTIONS

          Each Series, with the exception of the Money Market Series, may purchase and write (sell) call and put options on securities indices for the purpose of protecting against an anticipated decline in the value of the securities held by that Series. Index options are marked to market daily and the change in value is recorded by the Series as an unrealized gain or loss. A realized gain or loss equal to the difference between the exercise price and the value of the index is recorded by the Series upon cash settlement of the option. The use of index options may expose the Series to the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted or the value of the securities in the index may not move in direct correlation with the movements of the Series portfolio. In addition, there is the risk the Series may not be able to enter into a closing transaction because of an illiquid secondary market.

     F.  FUTURES CONTRACTS

          Each Series may invest in futures contracts solely for the purpose of hedging its existing portfolio securities, or securities that the Series intends to purchase, against fluctuations in fair value caused by changes in prevailing market or interest rates.

          Initial margin deposits made upon entering into futures contracts are recognized as assets due from the broker (the Series agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the daily market value of the contract.

          Variation margin payments are received or made by the Series each day, depending upon the daily fluctuations in the fair value of the underlying instrument. The Series recognizes a gain or loss equal to the daily variation margin. When the contract is closed, the Series records a realized gain or loss equal to

                        DIVERSIFIED INVESTORS PORTFOLIOS

                                  (Unaudited)

     F.  FUTURES CONTRACTS (CONTINUED)

     the difference between the proceeds from (or cost of) the closing transaction and the Series basis in the contract.

          Should market conditions move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

     G.  FEDERAL INCOME TAXES

          It is the Series' policy to comply with the applicable provisions of the Internal Revenue Code. Therefore, no federal income tax provision is required.

     H.  SECURITY TRANSACTIONS AND INVESTMENT INCOME

          Security transactions are accounted for on a trade date basis (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts on investments. Realized gains and losses from securities transactions are recorded on the identified cost basis.

          All of the net investment income and realized and unrealized gains and losses from security transactions are determined on each valuation day and allocated pro rata among the investors in a Series at the time of such determination.

     I.  OPERATING EXPENSES

          The Series Portfolio accounts separately for the assets, liabilities and operations of each Series. Expenses directly attributable to a Series are charged to that Series, while expenses attributable to all Series are allocated among them.

     J.  OTHER

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                        DIVERSIFIED INVESTORS PORTFOLIOS

                                  (Unaudited)

3.  FEES AND TRANSACTIONS WITH AFFILIATES

     AUSA Life Insurance Company, Inc. ("AUSA") is an affiliate of Diversified Investment Advisors, Inc. (the "Advisor"). AUSA has sub-accounts which invest in the corresponding Portfolios as follows:

                                                                PERCENTAGE INVESTMENT
                      AUSA SUB-ACCOUNT                              IN PORTFOLIO
                      ----------------                          ---------------------
Money Market................................................            19.51
High Quality Bond...........................................            38.35
Intermediate Government Bond................................            38.49
Core Bond...................................................            27.66
Balanced....................................................            54.91
Value & Income..............................................            59.81
Equity Value................................................            26.65
Growth & Income.............................................            42.23
Equity Growth...............................................            52.57
Special Equity..............................................            37.28
Aggressive Equity...........................................            37.09
High Yield Bond.............................................            23.57
International Equity........................................            35.43

     The Advisor manages the assets of each Series of the Series Portfolio pursuant to an Investment Advisory Agreement with the Series Portfolio. Subject to such further policies as the Board of Trustees may determine, the Advisor provides general investment advice to each Series. For its services, the Advisor receives from each Series fees accrued daily and paid monthly at an annual rate equal to the percentages specified in the table below of the corresponding Series' average daily net assets. The Advisor is currently waiving a portion of its investment advisory fee to certain Series.

     For each Series, the Advisor has entered into Investment Subadvisory Agreements with the subadvisors listed in the table below (each a "Subadvisor", collectively the "Subadvisors"). It is the responsibility of a Subadvisor to make the day-to-day investment decisions of the Series and to place the purchase and sales orders for securities transactions of such Series, subject in all cases to the general supervision of the Advisor.

                        DIVERSIFIED INVESTORS PORTFOLIOS

                                  (Unaudited)

3.  FEES AND TRANSACTIONS WITH AFFILIATES (CONTINUED)

For its services the Subadvisors receive a fee from the Advisor at an annual rate equal to the percentages specified in the table below of the corresponding Series' average daily net assets.

                                                                                      ADVISOR    SUBADVISOR
PORTFOLIO SERIES                                     PORTFOLIO SUBADVISORS            FEE(%)       FEE(%)
----------------                                     ---------------------            -------    ----------
Money Market Series.......................  Capital Management Group                   0.25         0.05
High Quality Bond Series..................  Merganser Capital Management Corporation   0.35       (2)
Intermediate Government Bond Series.......  Capital Management Group                   0.35         0.15
Core Bond Series..........................  Payden & Rygel Investment Counsel          0.35       (3)
Balanced Series...........................  (4)                                        0.45       (5)
Value and Income Series...................  (6)                                        0.45       (7)
Equity Value Series.......................  Sanford Bernstein                          0.57(1)    (8)
Growth & Income Series....................  Putnam Advisory Company, Inc               0.60       (9)
Equity Growth Series......................  (10)                                       0.62      (11)
Special Equity Series.....................  (12)                                       0.80      (13)
Aggressive Equity Series..................  McKinley Capital Management                0.97      (14)
High-Yield Bond Series....................  Eaton Vance                                0.55(1)   (15)
International Equity Series...............  Capital Guardian Trust Company             0.75      (16)

---------------
 (1) The Advisor is currently waiving a portion of its fee.

 (2) 0.20% on the first $100,000,000 in average daily net assets, 0.15% on the next $100,000,000 in average daily net assets, 0.10% on the next $100,000,000 in average daily net assets, and 0.05% on all daily average net assets in excess of $300,000,000.

 (3) The net assets of the Core Bond and Balanced Series -- fixed income securities, are combined to determine the fee. 0.20% on the first $50,000,000 in average daily net assets, 0.15% on the next $50,000,000 in average daily net assets, 0.10% on the next $400,000,000 in average daily net assets, and 0.05% on all daily average net assets in excess of $500,000,000.

 (4) The Balanced Series has two subadvisors: Aeltus Investment Management, Inc. and Payden & Rygel Investment Counsel for equity and fixed income securities, respectively.

 (5) Aeltus Investment Management, Inc. received 0.20% on the first $200,000,000 in average daily net assets, 0.15% on the next $300,000,000 in average daily net assets, 0.125% on the next $500,000,000 in average daily net assets, and 0.10% on all average daily net assets in excess of $1,000,000,000. Payden & Rygel received a fee of 0.20% on the first $50,000,000 in average daily net assets, 0.15% on the next $50,000,000 in average daily net assets, 0.10% on the next $400,000,000 in average daily net assets, and 0.05% on all daily average net assets in excess of $500,000,000 on the combined net assets of the Core Bond Series and Balanced Series (fixed income securities).

 (6) Effective April 20, 2000, Value and Income (formerly Equity Income) added an additional subadvisor, Sanford Bernstein to its existing subadvisor, Asset Management Group.

 (7) For the period January 1 through April 19, 2000, Asset Management Group received 0.25% on the first $100,000,000 in average daily net assets, and 0.20% on all average daily net assets in excess of $100,000,000. For the period from April 20 through June 30, 2000, Asset Management Group and Sanford Bernstein received 0.27% on the first $300,000,000 in average daily net assets, and 0.16% on the next $700,000,000 in average daily net assets, and 0.13% on all average daily net assets in excess of $1,000,000,000.

                        DIVERSIFIED INVESTORS PORTFOLIOS

                                  (Unaudited)

3.  FEES AND TRANSACTIONS WITH AFFILIATES (CONTINUED)

 (8) Equity Value changed its subadvisor on April 20, 2000 from Ark Asset Management Company, Inc. to Sanford Bernstein. For the period January 1 through April 19, 2000, Ark Asset Management Company, Inc received 0.45% on the first $100,000,000 in average daily net assets, and 0.40% on the next $50,000,000 in average daily net assets, and 0.35% on the next $50,000,000 in average daily net assets; when average daily net assets reach $200,000,000, 0.40% on the first $200,000,000 in average daily net assets, and 0.35% on all average daily net assets in excess of $200,000,000. For the period April 20 through June 30, 2000, Sanford Bernstein received 0.27% on the first $300,000,000 in average daily net assets, and 0.16% on the next $700,000,000 in average daily net assets, and 0.13% on all average daily net assets in excess of $1,000,000,000.

 (9) 0.30% on the first $100,000,000 in average daily net assets, and 0.20% on all average daily net assets in excess of $100,000,000.

(10) The Equity Growth Series has two subadvisors: Montag & Caldwell, Inc. and Dresdner RCM Global Investors, Inc.

(11) 0.50% on the first $50,000,000 in average daily net assets, 0.25% on the next $50,000,000 in average daily net assets, and 0.20% on all average daily net assets in excess of $100,000,000.

(12) The Special Equity Series has four Subadvisors: Husic Capital; Robertson, Stephens; Liberty Investment Management, Inc.; and Westport Asset Management, Inc.

(13) 0.50% of average daily net assets for the two Subadvisors: Liberty Investment Management, Inc., and Westport Asset Management.

     Robertson, Stephens received 0.50% on the first $100,000,000 in average daily net assets, and 0.40% on all average daily net assets in excess of $100,000,000. Husic Capital received 0.40% on the first $250,000,000 in average daily net assets, 0.25% on the next $100,000,000 in average daily net assets, and 0.20% on all average daily net assets in excess of $350,000,000.

(14) 0.90% on the first $10,000,000 in average daily net assets, 0.80% on the next $15,000,000 in average daily net assets, 0.60% on the next $25,000,000 in average daily net assets, 0.40% on the next $50,000,000 in average daily net assets, and 0.35% on all average daily net assets in excess of $100,000,000.

(15) The High Yield Bond Series changed its subadvisor on June 1, 2000 from Delaware Investment Advisors to Eaton Vance. From the period January 1 through May 31, 2000, 0.40% on the first $20,000,000 in average daily net assets, 0.30% on the next $20,000,000 in average daily net assets, and 0.20% on all average daily net assets in excess of $40,000,000. For the period June 1 through June 30, 2000, 0.35% on the first $20,000,000 in average daily net assets, 0.25% on the next $20,000,000 in average daily net assets, 0.20% on the next $85,000,000 in average daily net assets, and 0.15% on all average daily net assets in excess of $125,000,000.

(16) 0.75% on the first $25,000,000 in average daily net assets, 0.60% on the next $25,000,000 in average daily net assets, 0.425% from $50,000,000 to $250,000,000 in average daily net assets and 0.375% on all average daily net assets in excess of $250,000,000.

                        DIVERSIFIED INVESTORS PORTFOLIOS

                                  (Unaudited)

3.  FEES AND TRANSACTIONS WITH AFFILIATES (CONTINUED)

     For the period ended June 30, 2000, the Advisor has voluntarily undertaken to waive fees in accordance with the following expense caps:

 FUND                                                                  EXPENSE CAP
 ----                                                            -----------------------
 Money Market Series.........................................    30 basis points (b.p.)
 High Quality Bond Series....................................    40 b.p.
 Intermediate Government Bond Series.........................    40 b.p.
 Core Bond Series............................................    40 b.p.
 Balanced Series.............................................    50 b.p.
 Value and Income Series.....................................    50 b.p.
 Equity Value Series.........................................    60 b.p.
 Growth & Income Series......................................    65 b.p.
 Equity Growth Series........................................    65 b.p.
 Special Equity Series.......................................    85 b.p.
 Aggressive Equity Series....................................    100 b.p.
 High-Yield Bond Series......................................    60 b.p.
 International Equity Series.................................    90 b.p.

     Certain trustees and officers of the Series Portfolio are also directors, officers or employees of the Advisor or its affiliates. None of the trustees so affiliated receive compensation for services as trustees of the Series Portfolio. Similarly, none of the Series Portfolio officers receive compensation from the Series Portfolio. Aggregate remuneration incurred to non-affiliated trustees of the trust for the period ended June 30, 2000, amounted to $16,768.

4.  SECURITIES LENDING

     All but the High Yield Bond Series may lend its securities to certain member firms of the New York Stock Exchange. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. As with other extensions of credit, the Series may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Series receives compensation, net of related expenses, for lending its securities which is included in interest income on the Statements of Operations. At June 30, 2000, the Series loaned securities having market values as follows:

                                                              MARKET VALUE    COLLATERAL
                                                              ------------   ------------
High Quality Bond Series....................................  $  9,114,459   $  9,340,000
Intermediate Government Bond Series.........................    28,217,817     28,730,000
Core Bond Series............................................    42,252,083     42,412,500
Balanced Series.............................................    44,434,663     44,792,400
Value and Income Series.....................................    23,971,884     25,044,861
Equity Value Series.........................................     6,445,871      6,768,500
Growth & Income Series......................................   161,249,028    166,821,394
Equity Growth Series........................................   132,271,538    135,995,998
Special Equity Series.......................................   104,384,319    109,119,228
Aggressive Equity Series....................................    74,015,662     76,599,800
International Equity Series.................................    87,051,285     91,268,648

                        DIVERSIFIED INVESTORS PORTFOLIOS

                                  (Unaudited)

5.  PURCHASE AND SALES OF INVESTMENTS

     The aggregate cost of investments purchased and proceeds from sales or maturities (excluding short-term securities) for the period ended June 30, 2000, were as follows:

                                                                   COST OF           PROCEEDS
                                                                  PURCHASES         FROM SALES
                                                                --------------    --------------
High Quality Bond Series............  Government Obligations    $   10,216,110    $      270,745
                                      Other                         71,404,918        47,882,098
Intermediate Government Bond
  Series............................  Government Obligations        31,690,579        35,340,860
                                      Other                          5,635,695           430,966
Core Bond Series....................  Government Obligations     1,742,904,347     1,849,610,376
                                      Other                        192,102,961       135,046,820
Balanced Series.....................  Government Obligations       654,603,223       487,935,584
                                      Other                        321,893,663       461,450,439
Value and Income Series.............  Other                        633,331,383       834,166,684
Equity Value Series.................  Other                        298,161,479       454,591,293
Growth & Income Series..............  Other                        499,918,733       409,910,730
Equity Growth Series................  Other                        411,870,251       319,837,106
Special Equity Series...............  Other                        538,757,292       456,218,966
Aggressive Equity Series............  Other                        205,241,687        75,085,040
High-Yield Bond Series..............  Other                         57,618,388        69,502,259
International Equity Series.........  Other                        214,877,499       120,142,721

                        DIVERSIFIED INVESTORS PORTFOLIOS

                                  (Unaudited)

6.  FOREIGN CURRENCY FORWARD CONTRACTS

     At June 30, 2000, the Core Bond Series, the Balanced Series and the International Equity Series had entered into foreign currency forward contracts which contractually obligate each Series to deliver/receive currency at specified future dates. The open contracts were as follows:

                          FOREIGN     IN EXCHANGE   SETTLEMENT                       NET UNREALIZED
       CORE BOND          CURRENCY        FOR          DATE         VALUE      APPRECIATION/(DEPRECIATION)
       ---------         ----------   -----------   ----------   -----------   ---------------------------
PURCHASE CONTRACTS:
British Pound
  Sterling.............  14,190,155   $21,427,133   07/05/2000   $21,500,307            $  73,174
Euro...................  11,346,319    10,705,365   07/05/2000    10,870,076              164,711
                                                                                        ---------
          TOTAL........                                                                 $ 237,885
                                                                                        =========
SALE CONTRACTS:
British Pound
  Sterling.............  14,190,000    21,308,839   07/31/2000    21,542,281             (233,442)
Euro...................   2,000,000     1,936,600   07/13/2000     1,917,099               19,501
Euro...................  11,350,000    10,725,750   07/31/2000    10,892,784             (167,034)
                                                                                        ---------
          TOTAL........                                                                 $(380,975)
                                                                                        =========
BALANCED
--------
PURCHASE CONTRACTS:
British Pound
  Sterling.............   5,429,817   $ 8,199,023   07/05/2000   $ 8,227,023            $  28,000
Euro...................   4,380,825     4,133,352   07/05/2000     4,196,947               63,595
                                                                                        ---------
          TOTAL........                                                                 $  91,595
                                                                                        =========
SALE CONTRACTS:
British Pound
  Sterling.............   5,430,000     8,154,122   07/31/2000     8,231,699              (77,577)
Euro...................     170,000       164,611   07/13/2000       182,953                1,658
Euro...................   4,380,000     4,139,100   07/31/2000     4,203,559              (64,459)
                                                                                        ---------
          TOTAL........                                                                 $(140,378)
                                                                                        =========
INTERNATIONAL EQUITY
--------------------
SALE CONTRACTS:
Japanese Yen...........  330,962,120  $ 3,077,000   08/28/2000   $ 3,159,872            $ (82,872)
                                                                                        =========

                        DIVERSIFIED INVESTORS PORTFOLIOS

                                  (Unaudited)

6.  FOREIGN CURRENCY FORWARD CONTRACTS (CONTINUED)

FOREIGN CURRENCY CROSS CONTRACTS:

                                   SETTLEMENT     PURCHASE          SALE              NET UNREALIZED
          PURCHASE/SALE               DATE      CURRENT VALUE   CURRENT SALE   APPRECIATION/ (DEPRECIATION)
          -------------            ----------   -------------   ------------   ----------------------------
Euro/Australian Dollar...........  07/19/2000    $2,532,318      $2,436,645             $  95,673
Euro/Australian Dollar...........  08/10/2000     3,417,893       3,248,423               169,470
Euro/Canadian Dollar.............  08/10/2000     2,718,833       2,555,805               163,028
Euro/Canadian Dollar.............  09/07/2000     1,203,186       1,193,499                 9,687
Euro/British Pound...............  07/31/2000     1,824,722       1,672,327               152,395
Euro/British Pound...............  08/04/2000       238,224         215,169                23,055
Euro/British Pound...............  08/10/2000       733,714         677,411                56,303
Euro/British Pound...............  09/01/2000     3,677,247       3,642,112                35,135
Euro/British Pound...............  09/05/2000       601,017         588,770                12,247
Euro/Japanese Yen................  07/19/2000     4,813,613       4,691,110               122,503
Euro/Japanese Yen................  07/19/2000     8,066,540       7,861,252               205,288
Euro/Japanese Yen................  08/28/2000     2,749,891       2,957,566              (207,675)
Euro/Japanese Yen................  02/20/2001     5,870,042       6,175,032              (304,990)
                                                                                        ---------
          Total.............................................................            $ 532,119
                                                                                        =========

                        DIVERSIFIED INVESTORS PORTFOLIOS

7.  FINANCIAL HIGHLIGHTS

                                                                 RATIO OF NET    RATIO OF NET
                                                  RATIO OF        INVESTMENT      INVESTMENT
                                  RATIO OF       EXPENSES TO        INCOME       INCOME (LOSS)
   FOR THE       NET ASSETS,     EXPENSES TO     AVERAGE NET      (LOSS) TO     TO AVERAGE NET
 PERIOD/YEAR        END OF         AVERAGE     ASSETS (NET OF    AVERAGE NET    ASSETS (NET OF    PORTFOLIO
    ENDED        PERIOD/YEAR     NET ASSETS    REIMBURSEMENTS)      ASSETS      REIMBURSEMENTS)   TURNOVER
 -----------    --------------   -----------   ---------------   ------------   ---------------   ---------
 MONEY MARKET
06/30/2000*     $  489,442,999      0.28%           0.28%            5.91%           5.91%           N/A
12/31/1999         416,768,827      0.28            0.28             5.06            5.06            N/A
12/31/1998         292,437,753      0.28            0.28             5.32            5.32            N/A
12/31/1997         232,312,458      0.28            0.28             5.33            5.33            N/A
12/31/1996         185,012,254      0.30            0.30             5.19            5.19            N/A
12/31/1995         141,638,248      0.31            0.30             5.69**          5.70**          N/A
HIGH QUALITY
 BOND
06/30/2000*        228,334,392      0.37            0.37             6.15            6.15             24%
12/31/1999         199,906,097      0.38            0.38             5.78            5.78             56
12/31/1998         227,463,134      0.39            0.39             5.90            5.90             68
12/31/1997         218,169,438      0.39            0.39             6.12            6.12             62
12/31/1996         197,294,663      0.40            0.40             6.14            6.14             66
12/31/1995         172,526,103      0.41            0.40             5.82**          5.83**           25
INTERMEDIATE
 GOVERNMENT
 BOND
06/30/2000*        179,446,626      0.38            0.38             5.78            5.78             22
12/31/1999         174,804,385      0.39            0.39             5.46            5.46             25
12/31/1998         158,574,467      0.39            0.39             5.46            5.46             70
12/31/1997         129,186,397      0.41            0.39             5.61            5.62             45
12/31/1996         103,059,880      0.43            0.40             5.63            5.66             60
12/31/1995          85,991,614      0.45            0.40             5.52**          5.57**           59
CORE BOND
06/30/2000*        540,083,685      0.38            0.38             6.13            6.13            310
12/31/1999         515,721,444      0.37            0.37             5.86            5.86            307
12/31/1998         551,935,530      0.38            0.38             5.98            5.98            102
12/31/1997         361,632,885      0.38            0.38             6.49            6.49             64
12/31/1996         322,676,017      0.39            0.39             6.30            6.30            146
12/31/1995         336,539,410      0.39            0.39             5.90**          5.90**          122
BALANCED
06/30/2000*        526,218,348      0.54            0.50             2.79            2.83            170
12/31/1999         525,583,903      0.52            0.50             2.46            2.48            256
12/31/1998         505,995,739      0.48            0.48             3.22            3.22             91
12/31/1997         394,769,913      0.48            0.48             3.55            3.55             87
12/31/1996         264,909,839      0.50            0.50             3.39            3.39            113
12/31/1995         167,032,955      0.54            0.50             4.15**          4.19**          124

---------------

*    Unaudited and Annualized (except for Portfolio turnover).
**   Ratios have been restated.
***  Annualized (except for Portfolio turnover).
+    Commencement of Operations, April 19, 1996.
++   Commencement of Operations, August 22, 1995.
+++  Commencement of Operations, September 29, 1995.
(1)  For the period January 1, 1996 -- November 14, 1996, the expense cap was 75 bp.
     For the period November 15, 1996 -- December 31, 1996, the expense cap was 65 bp.

                        DIVERSIFIED INVESTORS PORTFOLIOS

7.  FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                 RATIO OF NET    RATIO OF NET
                                                  RATIO OF        INVESTMENT      INVESTMENT
                                  RATIO OF       EXPENSES TO        INCOME       INCOME (LOSS)
   FOR THE       NET ASSETS,     EXPENSES TO     AVERAGE NET      (LOSS) TO     TO AVERAGE NET
 PERIOD/YEAR        END OF         AVERAGE     ASSETS (NET OF    AVERAGE NET    ASSETS (NET OF    PORTFOLIO
    ENDED        PERIOD/YEAR     NET ASSETS    REIMBURSEMENTS)      ASSETS      REIMBURSEMENTS)   TURNOVER
 -----------    --------------   -----------   ---------------   ------------   ---------------   ---------
VALUE AND
 INCOME
06/30/2000*     $1,112,129,723      0.46%          0.46%              2.08%           2.08%           52%
12/31/1999       1,414,634,230      0.46            0.46              1.75            1.75            43
12/31/1998       1,367,107,496      0.47            0.47              2.23            2.23            31
12/31/1997       1,215,071,169      0.47            0.47              2.27            2.27            33
12/31/1996         956,820,669      0.48            0.48              2.97            2.97            26
12/31/1995         764,302,530      0.49            0.49              3.37            3.37            23
EQUITY VALUE+
06/30/2000*        172,323,488      0.59            0.59              2.16            2.16           105
12/31/1999         394,104,288      0.60            0.60              1.70            1.70            80
12/31/1998         389,859,775      0.61            0.60              1.46            1.47           107
12/31/1997         234,983,715      0.63            0.60              1.43            1.46           120
12/31/1996***       29,033,513      1.06            0.60              1.60            2.07            65
GROWTH &
 INCOME
06/30/2000*      1,314,417,381      0.62            0.62              0.02            0.02            33
12/31/1999       1,242,236,443      0.62            0.62              0.07            0.07            86
12/31/1998         771,268,461      0.63            0.63              0.30            0.30            75
12/31/1997         376,260,408      0.64            0.64              0.65            0.65            87
12/31/1996         207,612,426      0.67            0.65              1.02            1.04           142
12/31/1995         124,811,731      0.68            0.65              1.47**          1.49**         155
EQUITY GROWTH
06/30/2000*      1,377,840,236      0.65            0.65              0.02            0.02            25
12/31/1999       1,266,869,154      0.64            0.64              0.12            0.12            44
12/31/1998         688,448,565      0.64            0.64              0.22            0.22           104
12/31/1997         426,312,188      0.65            0.65              0.43            0.43            91
12/31/1996         299,127,686      0.73            0.73(1)          (0.17)          (0.17)          133
12/31/1995         222,362,390      0.75            0.75              0.41**          0.41**          62
SPECIAL EQUITY
06/30/2000*      1,317,117,654      0.81            0.81             (0.01)          (0.01)           39
12/31/1999       1,171,034,281      0.84            0.84              0.13            0.13           171
12/31/1998         924,089,884      0.83            0.83              0.14            0.14           173
12/31/1997         743,388,261      0.84            0.84              0.41            0.41           146
12/31/1996         507,264,243      0.86            0.85              0.24            0.25           140
12/31/1995         315,458,225      0.88            0.85              0.30**          0.33**         155

---------------

*    Unaudited and Annualized (except for Portfolio turnover).
**   Ratios have been restated.
***  Annualized (except for Portfolio turnover).
+    Commencement of Operations, April 19, 1996.
++   Commencement of Operations, August 22, 1995.
+++  Commencement of Operations, September 29, 1995.
(1)  For the period January 1, 1996 -- November 14, 1996, the expense cap was 75 bp.
     For the period November 15, 1996 -- December 31, 1996, the expense cap was 65 bp.

                        DIVERSIFIED INVESTORS PORTFOLIOS

7.  FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                 RATIO OF NET    RATIO OF NET
                                                  RATIO OF        INVESTMENT      INVESTMENT
                                  RATIO OF       EXPENSES TO        INCOME       INCOME (LOSS)
   FOR THE       NET ASSETS,     EXPENSES TO     AVERAGE NET      (LOSS) TO     TO AVERAGE NET
 PERIOD/YEAR        END OF         AVERAGE     ASSETS (NET OF    AVERAGE NET    ASSETS (NET OF    PORTFOLIO
    ENDED        PERIOD/YEAR     NET ASSETS    REIMBURSEMENTS)      ASSETS      REIMBURSEMENTS)   TURNOVER
 -----------    --------------   -----------   ---------------   ------------   ---------------   ---------
 AGGRESSIVE EQUITY+
06/30/2000*     $  440,834,181      0.98%           0.98%            (0.56)%         (0.56)%          22%
12/31/1999         259,974,422      1.01            1.00             (0.47)          (0.46)          132
12/31/1998          81,327,707      1.10            1.00             (0.41)          (0.31)          121
12/31/1997          25,857,650      1.33            1.00             (0.52)          (0.19)          243
12/31/1996***       15,479,130      1.59            1.00             (0.72)          (0.13)          186
HIGH YIELD
 BOND++
06/30/2000*        124,821,128      0.61            0.60              9.26            9.27            59
12/31/1999         124,990,408      0.61            0.60              8.45            8.46           145
12/31/1998          94,870,981      0.63            0.60              8.64            8.67            83
12/31/1997          39,700,131      0.74            0.60              8.46            8.60           109
12/31/1996          15,372,686      1.25            0.60              8.34            9.00           107
12/31/1995***        8,997,595      1.32            0.60              7.73**          8.45**          21
INTERNATIONAL
 EQUITY+++
06/30/2000*        697,798,016      0.85            0.85              0.98            0.98            19
12/31/1999         592,713,641      0.86            0.86              0.74            0.74            35
12/31/1998         320,218,173      0.88            0.87              1.05            1.06            33
12/31/1997         205,306,068      0.88            0.87              0.90            0.91            31
12/31/1996         148,184,897      0.96            0.90              1.12            1.18            29
12/31/1995***       83,446,315      0.83            0.80              0.50**          0.53**           7

---------------

*    Unaudited and Annualized (except for Portfolio turnover).
**   Ratios have been restated.
***  Annualized (except for Portfolio turnover).
+    Commencement of Operations, April 19, 1996.
++   Commencement of Operations, August 22, 1995.
+++  Commencement of Operations, September 29, 1995.
(1)  For the period January 1, 1996 -- November 14, 1996, the expense cap was 75 bp.
     For the period November 15, 1996 -- December 31, 1996, the expense cap was 65 bp.

                       DIVERSIFIED INVESTORS PORTFOLIOS
                                   ARK VALUE
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 2000
                                  (UNAUDITED)


ASSETS:
Securities, at cost...........................................        $  87,523,693
                                                                    ===============
Securities, at market ........................................        $  82,702,295
Repurchase agreements, at value...............................            1,738,952
Cash..........................................................               11,432
Receivable for securities sold................................              132,184
Interest receivable...........................................                  291
Dividends receivable..........................................              166,318
                                                                    ---------------
                     Total assets.............................           84,751,472
                                                                    ---------------

LIABILITIES:
Payable for securities purchased..............................              203,992
Investment advisory fees......................................              125,803
                                                                    ---------------
                     Total liabilities........................              329,795
                                                                    ---------------

                     NET ASSETS...............................        $  84,421,677
                                                                    ===============

NET ASSETS CONSIST OF:
    Paid-in capital........................................           $  89,243,075
    Net unrealized depreciation on securities and futures..              (4,821,398)
                                                                    ---------------
                     NET ASSETS...............................        $  84,421,677
                                                                    ===============


                       See notes to financial statements.

                        DIVERSIFIED INVESTORS PORTFOLIOS
                                    ARK VALUE
                             STATEMENT OF OPERATIONS
                      FOR THE PERIOD ENDED JUNE 30, 2000 *
                                   (UNAUDITED)



INVESTMENT INCOME:
        Interest income........................................................................     $         12,723
        Dividend income........................................................................              461,955
                                                                                                    ----------------
                  Total income.................................................................              474,678
                                                                                                    ----------------
EXPENSES:
        Investment advisory fees...............................................................              125,803
                                                                                                    ----------------

Net investment income..........................................................................              348,875
                                                                                                    ----------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
     SECURITIES AND FOREIGN CURRENCIES:
        Net realized gains on securities and futures...........................................            1,963,991
        Net change in unrealized depreciation on securities and futures........................           (4,821,398)
                                                                                                    ----------------
Net realized and unrealized losses
             on securities and foreign currencies..............................................           (2,857,407)
                                                                                                    ----------------

NET DECREASE IN NET ASSETS RESULTING
     FROM OPERATIONS...........................................................................     $     (2,508,532)
                                                                                                    ================


 * Commencement of Operations, April 10, 2000.



                       See notes to financial statements.

                        DIVERSIFIED INVESTORS PORTFOLIOS
                                    ARK VALUE
                       STATEMENT OF CHANGES IN NET ASSETS
                      FOR THE PERIOD ENDED JUNE 30, 2000 *
                                   (UNAUDITED)




FROM OPERATIONS:
    Net investment income .....................................................            $   $348,875
    Net realized gains on securities and futures...............................               1,963,991
    Net change in unrealized depreciation on securities and futures............              (4,821,398)
                                                                                      ------------------
    Net decrease in net assets resulting from operations.......................              (2,508,532)
                                                                                      ------------------

FROM CAPITAL TRANSACTIONS:
        Proceeds from capital invested ........................................              86,930,209
        Value of capital withdrawn ............................................                       -
                                                                                      ------------------
Net increase in net assets resulting from capital transactions.................              86,930,209
                                                                                      ------------------
Net increase in net assets.....................................................              84,421,677

NET ASSETS:
        Beginning of period....................................................                       -
                                                                                      ------------------
        End of period..........................................................            $ 84,421,677
                                                                                      ==================



 * Commencement of Operations, April 10, 2000.


                       See notes to financial statements.

                               ARK VALUE PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                                  JUNE 30, 2000
                                   (UNAUDITED)



               SHARES                                                                             VALUE
         -----------------                                                              ---------------------------
                               COMMON STOCK - 97.96%
                               AUTOMOBILES: CARS - 0.74%
                  14,500       Ford Motor Company                                        $                  623,500
                                                                                        ---------------------------

                               AUTOMOTIVE EQUIPMENT - 0.67%
                  37,100       Delphi Automotive Systems Corp.                                              540,269
                   1,899       Visteon Corp. (a)
                                                                                                             23,020
                                                                                        ---------------------------
                               TOTAL AUTOMOTIVE EQUIPMENT                                                   563,289
                                                                                        ---------------------------

                               BANKS - 6.99%
                  34,100       Bank of America Corp.                                                      1,466,300
                  26,700       Bank One Corp.                                                               709,219
                  27,900       Chase Manhattan Corp.                                                      1,285,144
                  21,500       First Union Corp.                                                            533,469
                  26,100       Fleet Boston Financial Corp.                                                 887,400
                  26,300       Wells Fargo Company                                                        1,019,125
                                                                                        ---------------------------
                               TOTAL BANKS                                                                5,900,657
                                                                                        ---------------------------

                               BROADCAST SERVICES - 1.43%
                  29,900       Comcast Corp. - Class A (a)                                                1,210,950
                                                                                        ---------------------------

                               BUILDING MATERIALS - 1.57%
                  73,200       Masco Corp.                                                                1,322,175
                                                                                        ---------------------------

                               CHEMICALS - 4.44%
                  45,300       Dow Chemical Company                                                       1,367,494
                  16,800       du Pont (E. I.) de Nemours                                                   735,000
                  15,900       PPG Industries, Inc.                                                         704,569
                  25,100       Praxair, Inc.                                                                939,681
                                                                                        ---------------------------
                               TOTAL CHEMICALS                                                            3,746,744
                                                                                        ---------------------------

                               COMPUTERS AND OFFICE EQUIPMENT - 6.49%
                 105,100       Compaq Computer Corp.                                                      2,686,619
                  25,500       International Business Machines Corp.                                      2,793,844
                                                                                        ---------------------------
                               TOTAL COMPUTERS AND OFFICE EQUIPMENT                                       5,480,463
                                                                                        ---------------------------

                               COMPUTER SOFTWARE AND SERVICES - 2.39%
                  23,300       Computer Associates International, Inc.                                    1,192,669
                  56,700       Unisys Corp. (a)                                                             825,694
                                                                                        ---------------------------
                               TOTAL COMPUTER SOFTWARE AND SERVICES                                       2,018,363
                                                                                        ---------------------------

                               CONSUMER GOODS AND SERVICES - 4.31%
                  25,100       Eastman Kodak Company                                                      1,493,450
                  41,700       Fort James Corp.                                                             964,312
                  20,600       Procter & Gamble Company                                                   1,179,350
                                                                                        ---------------------------
                               TOTAL CONSUMER GOODS AND SERVICES                                          3,637,112
                                                                                        ---------------------------

                               ELECTRONICS - 1.73%
                  24,200       Emerson Electric Company                                                   1,461,075
                                                                                        ---------------------------

                       See notes to financial statements.


                               ENVIRONMENTAL MANAGEMENT SERVICES - 1.48%
                  65,600       Waste Management, Inc. (a)                                                 1,246,400
                                                                                        ---------------------------

                               FINANCIAL SERVICES - 6.04%
                  46,500       Citigroup, Inc.                                                            2,801,625
                  14,600       Fannie Mae                                                                   761,938
                  18,300       Household International, Inc.                                                760,594
                   2,700       Merrill Lynch & Company, Inc.                                                310,500
                   5,600       Morgan Stanley Dean Witter & Company                                         466,200
                                                                                        ---------------------------
                               TOTAL FINANCIAL SERVICES                                                   5,100,857
                                                                                        ---------------------------

                               FOOD AND BEVERAGE - 3.15%
                  42,900       Archer-Daniels-Midland Company                                               420,956
                  60,400       ConAgra, Inc.                                                              1,151,375
                  12,000       Heinz (H.J.) Company                                                         525,000
                  19,300       Pepsi Bottling Group, Inc.                                                   563,319
                                                                                        ---------------------------
                               TOTAL FOOD AND BEVERAGE                                                    2,660,650
                                                                                        ---------------------------

                               INSURANCE - 8.15%
                  37,200       Allstate Corp.                                                               827,700
                  14,000       American International Group, Inc.                                         1,645,000
                  11,800       Chubb Corp.                                                                  725,700
                  15,600       CIGNA Corp.                                                                1,458,600
                  32,200       St. Paul Companies, Inc.                                                   1,098,825
                  56,100       UNUMProvident Corp.                                                        1,125,506
                                                                                        ---------------------------
                               TOTAL INSURANCE                                                            6,881,331
                                                                                        ---------------------------

                               MACHINERY - 1.26%
                  28,700       Deere & Company                                                            1,061,900
                                                                                        ---------------------------

                               MANUFACTURING - 1.43%
                  14,600       Minnesota Mining & Manufacturing Company                                   1,204,500
                                                                                        ---------------------------

                               MEDICAL AND OTHER HEALTH SERVICES - 1.41%
                  44,200       Tenet Healthcare Corp.                                                     1,193,400
                                                                                        ---------------------------

                               MEDICAL EQUIPMENT AND SUPPLIES - 2.04%
                  21,000       Baxter International, Inc.                                                 1,476,562
                   2,400       Johnson & Johnson                                                            244,500
                                                                                        ---------------------------
                               TOTAL MEDICAL EQUIPMENT AND SUPPLIES                                       1,721,062
                                                                                        ---------------------------

                               OIL AND GAS - 10.43%
                  10,900       Chevron Corp.                                                                924,456
                  83,800       Conoco, Inc. - Class B                                                     1,843,600
                  42,800       Exxon - Mobil Corp.                                                        3,359,800
                  23,300       Texaco, Inc.                                                               1,240,725
                  57,500       USX - Marathon Group                                                       1,441,094
                                                                                        ---------------------------
                               TOTAL OIL AND GAS                                                          8,809,675
                                                                                        ---------------------------

                               PAPER AND FOREST PRODUCTS - 2.59%
                  39,100       Georgia - Pacific Group                                                    1,026,375
                  39,000       International Paper Company                                                1,162,687
                                                                                        ---------------------------
                               TOTAL PAPER AND FOREST PRODUCTS                                            2,189,062
                                                                                        ---------------------------

                               PHARMACEUTICALS - 1.96%

                       See notes to financial statements.


                  18,100       Abbott Laboratories                                                          806,581
                  14,600       Bristol-Myers Squibb Company                                                 850,450
                                                                                        ---------------------------
                               TOTAL PHARMACEUTICALS                                                      1,657,031
                                                                                        ---------------------------

                               RESTAURANTS - 0.91%
                  23,300       McDonald's Corp.                                                             767,444
                                                                                        ---------------------------

                               RETAIL - 6.23%
                  42,000       Federated Department Stores, Inc. (a)                                      1,417,500
                  31,500       Gap, Inc.                                                                    984,375
                  60,300       Kroger Company (a)                                                         1,330,369
                  63,600       May Department Stores Company                                              1,526,400
                                                                                        ---------------------------
                               TOTAL RETAIL                                                               5,258,644
                                                                                        ---------------------------

                               TELECOMMUNICATIONS - 12.67%
                  73,900       AT&T Corp.                                                                  2,337,087
                  34,200       BellSouth Corp.                                                             1,457,775
                  37,600       GTE Corp.                                                                   2,340,600
                  31,500       Motorola, Inc.                                                                915,469
                  45,500       SBC Communications, Inc.                                                    1,967,875
                  36,500       WorldCom, Inc. (a)                                                          1,674,437
                                                                                        ----------------------------
                               TOTAL TELECOMMUNICATIONS                                                   10,693,243
                                                                                        ----------------------------

                               TRANSPORTATION - 2.95%
                  58,700       Burlington Northern Santa Fe Corp.                                          1,346,431
                  77,100       Norfolk Southern Corp.                                                      1,146,862
                                                                                        ----------------------------
                               TOTAL TRANSPORTATION                                                        2,493,293
                                                                                        ----------------------------

                               UTILITIES  - 4.50%
                  58,200       FirstEnergy Corp.                                                           1,360,425
                  12,800       FPL Group, Inc.                                                               633,600
                  38,000       Public Service Enterprise Group, Inc.                                       1,315,750
                  16,600       TXU Corp.                                                                     489,700
                                                                                        ----------------------------
                               TOTAL UTILITIES                                                             3,799,475
                                                                                        ----------------------------

                               TOTAL COMMON STOCK (Cost $87,523,693)                                      82,702,295
                                                                                        ----------------------------

                               REPURCHASE AGREEMENT - 2.06%
               1,738,952       With Investors Bank & Trust, dated 06/30/00,
                               6.03%, due 07/03/00, repurchase proceeds at
                               maturity $1,739,825, (Collateralized by
                               Government National Mortgage Association, 7.375%,
                               due 02/20/23, with a value of
                               $1,826,057) (Cost $1,738,952)                                               1,738,952
                                                                                        ----------------------------

                                 Total Investments - 100.02% (Cost $89,262,645)           $               84,441,247
                                 Liabilities less other assets - (0.02)%                                     (19,570)
                                                                                        ----------------------------

                                 NET ASSETS - 100.00%                                     $               84,421,677
                                                                                        ============================

   The aggregate cost of securities for federal income tax purposes at June 30, 2000 is $89,262,645.

                               Gross unrealized appreciation                              $                3,089,902
                               Gross unrealized depreciation                                              (7,911,300)
                                                                                        ----------------------------
                               Net unrealized depreciation                                $               (4,821,398)
                                                                                        ============================



 (a)          Non-income producing security.
 (++) This interest rate is subject to change monthly based on the London Interbank Offered Rate ("LIBOR"). The rate shown was in effect at June 30, 2000.

                       See notes to financial statements.

                                   ARK VALUE
                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)



1.      ORGANIZATION AND BUSINESS

        Diversified Investors Portfolios (the "Series Portfolio"), is a series trust organized on September 1, 1993, under the laws of the State of New York. The Declaration of Trust permits the Board of Trustees to issue an unlimited number of beneficial interests in each series. Investors in a Series (e.g., investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of that Series (and of no other Series). There are currently fourteen series that are, in effect, separate investment funds, one of which is presented herein. Ark Value commenced operations on April 10, 2000.


2.      SIGNIFICANT ACCOUNTING POLICIES

        A.     SECURITY VALUATION

        Short-term securities having remaining maturities of 60 days or less are valued at amortized cost which approximates value. The amortized cost of a security is determined by valuing it at original cost and thereafter amortizing any discount or premium at a constant rate until maturity. Equity securities are valued at the last sale price on the exchange on which they are primarily traded or at the bid price on the Nasdaq system for unlisted national market issues, or at the last quoted bid price for securities not reported on the Nasdaq system. All other securities will be valued at their fair value as determined by the Board of Trustees.

        B.     REPURCHASE AGREEMENTS

        The Series, along with other affiliated entities of the investment advisor, may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Series investment advisor, subject to the seller's agreement to repurchase and the Series agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are segregated at the custodian, and pursuant to the terms of the repurchase agreements must have an aggregate market value greater than or equal to 102% and 105% of domestic and international securities, respectively, of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Series will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met or the seller defaults on its repurchase obligation, the Series maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller. However, in the event of default or bankruptcy by the seller, realization and/or retention of the collateral may be subject to legal proceedings.

        C.     OPTIONS

        The Series may purchase and write (sell) call and put options on securities indices for the purpose of protecting against an anticipated decline in the value of the securities held by that Series. Index options are marked to market daily and the change in value is recorded by the Series as an unrealized gain or loss. A realized gain or loss equal to the difference between the exercise price and the value of the index is recorded by the Series upon cash settlement of the option. The use of index options may expose the Series to the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted or the value of the securities in the index may not move in direct correlation with the movements of the Series portfolio. In addition, there is the risk the Series may not be able to enter into a closing transaction because of an illiquid secondary market.

                                    ARK VALUE
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                   (UNAUDITED)


        D.     FUTURES CONTRACTS

        The Series may invest in futures contracts solely for the purpose of hedging its existing portfolio securities, or securities that the Series intends to purchase, against fluctuations in fair value caused by changes in prevailing market or interest rates.

        Initial margin deposits made upon entering into futures contracts are recognized as assets due from the broker (the Series agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the daily market value of the contract.

        Variation margin payments are received or made by the Series each day, depending upon the daily fluctuations in the fair value of the underlying instrument. The Series recognizes a gain or loss equal to the daily variation margin. When the contract is closed, the Series records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Series basis in the contract.

        Should market conditions move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.


        E.     FEDERAL INCOME TAXES

        It is the Series' policy to comply with the applicable provisions of the Internal Revenue Code. Therefore, no federal income tax provision is required.

        F.     SECURITY TRANSACTIONS AND INVESTMENT INCOME

        Security transactions are accounted for on a trade date basis (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts on investments. Realized gains and losses from securities transactions are recorded on the identified cost basis.

        All of the net investment income and realized and unrealized gains and losses from security transactions are determined on each valuation day and allocated pro rata among the investors in a Series at the time of such determination.

        G.     OPERATING EXPENSES

        The Series Portfolio accounts separately for the assets, liabilities and operations of the Series. Expenses directly attributable to the Series are charged to the Series, while expenses attributable to all Series are allocated among them.

        H.     OTHER

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                                   ARK VALUE
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                  (UNAUDITED)


3.      FEES AND TRANSACTIONS WITH AFFILIATES

        The Advisor manages the assets of the Series Portfolio pursuant to an Investment Advisory Agreement with the Series Portfolio. An asset charge is assessed against the assets held by the Fund to pay the fees of the Advisor, as investment manager to the Fund and for all other customary expenses incurred in connection with the operation of the Fund. The amount of such charge is based on the amount which will result in the aggregate charge of 0.60% per annum being assessed against the average net assets of the Fund.

        The Advisor has entered into a Subadvisory Agreement with Ark Asset Management Co., (the "Subadvisor"). It is the responsibility of the Subadvisor to make the day-to-day investment decisions of the Fund and to place the purchase and sale orders for security transactions, subject to the general supervision of the Advisor. For its services, the Subadvisor receives fees from the Advisor equal to an annual rate of 0.40% on the first $200 million of net assets and 0.35% applied to all net assets in excess of $200 million.


    For the period ended June 30, 2000, the Advisor has voluntarily undertaken to waive fees in accordance with the following expense cap:

        FUND                                              EXPENSE CAP
        ----                                              -----------

        Ark Value Series.....................................60 b.p.

4.      SECURITIES LENDING

        The Series may lend its securities to certain member firms of the New York Stock Exchange. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. As with other extensions of credit, the Series may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Series receives compensation, net of related expenses, for lending its securities which is included in interest income on the Statements of Operations.


5.      PURCHASE AND SALES OF INVESTMENTS

        The aggregate cost of investments purchased and proceeds from sales or maturities (excluding short-term securities) for the period ended June 30, 2000, were as follows:

                                                                      COST OF         PROCEEDS
                                                                     PURCHASES       FROM SALES
                                                                     ---------       ----------

Ark Value Series                         Other                   $   136,155,456  $ 50,595,754

                        DIVERSIFIED INVESTORS PORTFOLIOS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)



6. FINANCIAL HIGHLIGHTS


                                                              Ratio of          Ratio of Net         Ratio of Net
                            Net            Ratio of          Expenses to         Investment           Investment
                          Assets,          Expenses          Average Net           Income           Income (Loss)
      For the               End               to               Assets            (Loss) to          to Average Net
       Period               of              Average            (Net of          Average Net         Assets (Net of     Portfolio
       Ended              Period          Net Assets       Reimbursements)         Assets          Reimbursements)     Turnover
-------------------- ---------------- ------------------ ------------------- ------------------ -------------------- ------------
     ARK VALUE +
06/30/2000*             $84,421,677          0.58% *            0.58% *           1.62% *              1.62% *            52%


*  Unaudited and Annualized (except for Portfolio turnover)
+  Commencement of Operations, April 10, 2000

DIVERSIFIED INVESTORS SECURITIES CORP. (DISC)
4 Manhattanville Road, Purchase, New York 10577
914-697-8000
































2804 (8/00)